                                                                    EXHIBIT 10.2



                          SECOND AMENDED AND RESTATED
                               CREDIT AGREEMENT

                          $320,000,000.00 U.S. LOANS
                         $30,000,000.00 CANADIAN LOANS

                                     AMONG


                        SANIFILL, INC. AS THE COMPANY,
                SANIFILL CANADA, INC. AS THE CANADIAN BORROWER



                     CERTAIN SUBSIDIARIES OF THE COMPANY,
                                 AS GUARANTORS


             THE U.S. BANKS AND THE CANADIAN BANKS DEFINED HEREIN



                   TEXAS COMMERCE BANK NATIONAL ASSOCIATION,
                                   AS AGENT,

                                      AND

                           CHEMICAL BANK OF CANADA,
                               AS CANADIAN AGENT



                           DATED AS OF JULY 16, 1996
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                               TABLE OF CONTENTS

                                                                                       PAGE
                                                                                        ---

ARTICLE I        DEFINITIONS; ACCOUNTING  TERMS; INTERPRETATION...........                2
Section 1.01     Definitions..............................................                2
Section 1.02     Types of Loans...........................................               24
Section 1.03     Accounting Terms.........................................               24

ARTICLE II       LOANS....................................................               24
Section 2.01     Loans....................................................               24
Section 2.02     Minimum Amount of Each Borrowing.........................               26
Section 2.03     Notice of Borrowing......................................               26
Section 2.04     Bankers' Acceptances.....................................               26
Section 2.05     Disbursement of Funds....................................               29
Section 2.06     Notes....................................................               30
Section 2.07     Conversions and Continuances.............................               31
Section 2.08     Pro Rata Borrowings......................................               31
Section 2.09     Interest.................................................               32
Section 2.10     Interest Periods.........................................               34
Section 2.11     Interest Rate Not Ascertainable..........................               35
Section 2.12     Reserve Requirements; Change in Circumstances............               35
Section 2.13     Change in Legality.......................................               37
Section 2.14     Indemnity................................................               38
Section 2.15     Interest Act (Canada)....................................               39
Section 2.16     Reductions of Commitment and Reallocation Procedures.....               39

ARTICLE III      LETTERS OF CREDIT........................................               42
Section 3.01     Letters of Credit........................................               42
Section 3.02     Letter of Credit Requests................................               43
Section 3.03     Letter of Credit Participations..........................               44
Section 3.04     Agreement to Repay Letter of Credit Drawings.............               46
Section 3.05     Increased Costs..........................................               47
Section 3.06     Conflict between Applications and Agreement..............               47

ARTICLE IV       FEES; CURRENCY FLUCTUATIONS;
                 COMMITMENTS; PAYMENTS....................................               48
Section 4.01     Fees.....................................................               48
Section 4.02     Currency Fluctuations....................................               49
Section 4.03     Mandatory Reduction of Commitment........................               50
Section 4.04     Voluntary Prepayments....................................               50
Section 4.05     Mandatory Repayments.....................................               50
Section 4.06     Method and Place of Payment..............................               51
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                                      -i-
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Section 4.07     Net Payments.............................................               51
Section 4.08     Tax Forms................................................               52

ARTICLE V        CONDITIONS PRECEDENT.....................................               52
Section 5.01     Conditions Precedent to the Initial Borrowing of Loans...               52
Section 5.02     Conditions Precedent to All Credit Events................               54
Section 5.03     Conditions Precedent to Conversions......................               54
Section 5.04     Delivery of Documents....................................               55

ARTICLE VI       REPRESENTATIONS AND WARRANTIES...........................               55
Section 6.01     Organization and Qualification...........................               55
Section 6.02     Authorization and Validity...............................               55
Section 6.03     Governmental Consents....................................               55
Section 6.04     Conflicting or Adverse Agreements or Restrictions........               56
Section 6.05     Title to Assets..........................................               56
Section 6.06     Litigation; Arbitration..................................               56
Section 6.07     Financial Statements.....................................               56
Section 6.08     Default..................................................               56
Section 6.09     Investment Company Act...................................               57
Section 6.10     Public Utility Holding Company Act.......................               57
Section 6.11     ERISA....................................................               57
Section 6.12     Tax Returns and Payments.................................               57
Section 6.13     Environmental Matters....................................               57
Section 6.14     Purpose of Loans.........................................               58
Section 6.15     Franchises and Other Rights..............................               58
Section 6.16     Subsidiaries.............................................               58

ARTICLE VII      AFFIRMATIVE COVENANTS....................................               58
Section 7.01     Information Covenants....................................               59
Section 7.02     Books, Records and Inspections...........................               61
Section 7.03     Insurance and Maintenance of Properties..................               61
Section 7.04     Payment of Taxes.........................................               61
Section 7.05     Corporate Existence......................................               62
Section 7.06     Compliance with Statutes.................................               62
Section 7.07     ERISA....................................................               62
Section 7.08     Additional  Guaranties...................................               62
Section 7.09     Solvency.................................................               64

ARTICLE VIII     NEGATIVE COVENANTS.......................................               64
Section 8.01     Change in Business.......................................               64
Section 8.02     Consolidation, Merger or Sale Assets.....................               65
Section 8.03     Liens....................................................               65
Section 8.04     Indebtedness.............................................               66

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                                      -ii-
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Section 8.05     Investments..............................................               67
Section 8.06     Restricted Payments......................................               68
Section 8.07     Change in Accounting; Fiscal Year........................               69
Section 8.08     Minimum Consolidated Net Worth...........................               69
Section 8.09     Minimum Consolidated Tangible Net Worth..................               69
Section 8.10     Fixed Charge Coverage Ratio..............................               69
Section 8.11     Funded Indebtedness Limitation...........................               69
Section 8.12     Guaranteed Value Contracts...............................               69
Section 8.13     Assurances...............................................               69
Section 8.14     Transactions with Affiliates.............................               70
Section 8.15     Change of Certain Indebtedness...........................               70

ARTICLE IX       GUARANTY.................................................               70
Section 9.01     Guaranty.................................................               70
Section 9.02     Continuing Guaranty......................................               71
Section 9.03     Effect of Debtor Relief Laws.............................               72
Section 9.04     Waiver of Subrogation....................................               72
Section 9.05     Subordination............................................               73
Section 9.06     Waiver...................................................               73
Section 9.07     Full Force and Effect....................................               73

ARTICLE X        CANADIAN GUARANTY........................................               74
Section 10.01    Guaranty.................................................               74
Section 10.02    Continuing Guaranty......................................               74
Section 10.03    Effect of Debtor Relief Laws.............................               75
Section 10.04    Waiver of Subrogation....................................               76
Section 10.05    Subordination............................................               76
Section 10.06    Waiver...................................................               76
Section 10.07    Full Force and Effect....................................               77
Section 10.08    Withholding Taxes........................................               77
Section 10.09    Judgment Currency........................................               79
Section 10.10    Joint and Several Obligations............................               80

ARTICLE XI       EVENTS OF DEFAULT AND REMEDIES...........................               80
Section 11.01    Events of Default and Remedies...........................               80
Section 11.02    Other Remedies...........................................               83
Section 11.03    Currency Conversion After Maturity.......................               83

ARTICLE XII      THE  AGENTS..............................................               83
Section 12.01    Authorization and Action.................................               83
Section 12.02    Agent's Reliance.........................................               84
Section 12.03    Agents and Affiliates....................................               85
Section 12.04    Bank Credit Decision.....................................               85
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Section 12.05    Agents' Indemnity.........................................              85
Section 12.06    Successor Agent...........................................              86
Section 12.07    Notice of Default.........................................              87

ARTICLE XIII     MISCELLANEOUS.............................................              87
Section 13.01    Amendments................................................              87
Section 13.02    Notices...................................................              88
Section 13.03    No Waiver; Remedies.......................................              89
Section 13.04    Costs, Expenses and Taxes.................................              89
Section 13.05    Indemnity.................................................              90
Section 13.06    Right of Setoff...........................................              90
Section 13.07    Governing Law.............................................              91
Section 13.08    Interest..................................................              91
Section 13.09    Survival of Representations and Warranties................              92
Section 13.10    Binding Effect............................................              92
Section 13.11    Successors and Assigns; Participations....................              93
Section 13.12    Confidentiality...........................................              96
Section 13.13    Pro Rata Treatment........................................              97
Section 13.14    Independence of Covenants.................................              97
Section 13.15    Separability..............................................              98
Section 13.16    Limited Recourse..........................................              98
Section 13.17    Execution in Counterparts.................................              98
Section 13.18    Interpretation............................................              98
Section 13.19    Submission to jurisdiction................................              99
Section 13.20    Final Agreement of The Parties............................             100

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

EXHIBITS

Exhibit 1.01A           Administrative Questionnaire (U.S. Banks)
Exhibit 1.01B           Administrative Questionnaire (Canadian Banks)
Exhibit 2.03A           Form of Notice of U. S. Borrowing
Exhibit 2.03B           Form of Notice of Canadian Borrowing
Exhibit 2.04A           Form of Bankers' Acceptance Notice
Exhibit 2.06A           Form of Committed Notes
Exhibit 3.02            Letter of Credit Request
Exhibit 5.01A           Form of Opinion of Baker & Botts, L.L.P.
Exhibit 5.01B Form of Opinion of H. Steven Walton, Esq. (Company's General Counsel)
Exhibit 5.01C           Form of Opinion of Stikeman & Elliott
Exhibit 8.04            Form of Subordinated Indebtedness
Exhibit 13.11A          Form of Assignment and Acceptance (U.S. Banks)
Exhibit 13.11B          Form of Assignment and Acceptance (Canadian Banks)



SCHEDULES

Schedule 5.01(h)        Loan Parties
Schedule 6.08           Outstanding Indebtedness in Excess of $500,000.00
Schedule 6.13           Environmental Noncompliance
Schedule 8.01           Change in Business
Schedule 8.03           Liens
Schedule 8.03(g)        Liens on Fixed Assets
Schedule 8.04(c)        Indebtedness in Excess of $1,000,000.00
Schedule 8.05           Investments Owned
Schedule 8.13           Assurances

                SECOND AMENDED  AND  RESTATED  CREDIT AGREEMENT


          THIS SECOND AMENDED AND RESTATED CREDIT AGREEMENT dated as of July 16, 1996 (this "Agreement") is among Sanifill, Inc., a Delaware corporation (the Company"), the subsidiaries of the Company listed on the signature pages hereof under the caption "Guarantors", Sanifill Canada, Inc., a wholly-owned subsidiary of the Company as the borrower under the Canadian Facility (the Canadian Borrower"), the banks and other financial institutions listed on the signature pages hereof under the caption Banks" (together with each other Person who becomes a Bank pursuant to Section 13.11, collectively, the Banks" which term shall include U.S. Banks and Canadian Banks) and Texas Commerce Bank National Association, individually as a Bank and as administrative agent for the U.S. Banks (in such capacity together with any other Person who becomes the Agent pursuant to Section 12.06, the U.S. "Agent" or the "Agent") and Chemical Bank of Canada, individually as a Bank and as agent for the Canadian Banks (in such capacity together with any other Person who becomes the Canadian Agent pursuant to Section 12.06, the "Canadian Agent" and together with the Agent, the "Agents").

                                R E C I T A L S

          The Company, the Agent, certain of the Banks, and certain of the Guarantors previously executed that certain Amended and Restated Credit Agreement dated as of September 9, 1994, as amended by that certain Amendment to Amended and Restated Credit Agreement dated as of April 17, 1995, by that certain Second Amendment to Amended and Restated Credit Agreement dated as of May 22, 1995, by that certain Third Amendment to Amended and Restated Credit Agreement dated as of December 29, 1995, by that certain Fourth Amendment to Amended and Restated Credit Agreement dated as of January 8, 1996, and by that certain Fifth Amendment to Amended and Restated Credit Agreement dated as of March 1, 1996 (said Amended and Restated Credit Agreement, as amended, the "Prior Agreement"), relating to the extension of certain loans and the issuance of certain letters of credit by the Banks signatory thereto and the U.S. Agent to or for the benefit of the Company and the Guarantors. The parties to the Prior Agreement wish to make certain modifications thereto to be effective on the Effective Date of this Agreement. Such changes include, inter alia, an increase in the maximum amount of said loan and said letters of credit, a change in the maturity dates thereof and the addition of terms for a Canadian Facility. In evidence thereof, and in complete restatement of the Prior Agreement and any Guaranty Agreements executed therewith or subsequent thereto but not effective until the Effective Date, the Company, the Guarantors, the Agent and the Banks now enter into this Agreement.

                                   ARTICLE I
                DEFINITIONS; ACCOUNTING  TERMS; INTERPRETATION

          SECTION I.1  Definitions.    As used in this Agreement, the following
terms shall have the following meanings:

          "Acceptance Fee" means the fee payable in Canadian Dollars to each Canadian Bank in respect of Bankers' Acceptances computed in accordance with
Section 2.04(c).

          "Additional Guaranties" has the meaning specified in Section 7.08.

          "Administrative Questionnaire" means an Administrative Questionnaire in the form of Exhibit 1.01A for the U.S. Banks and Exhibit 1.01B for Canadian Banks, which each Bank shall complete and provide to the Agent, the Company and the Canadian Borrower.

          "Affiliate" means, with respect to any Person, any other Person directly or indirectly controlling (including all directors and officers of such Person), controlled by, or under direct or indirect common control with such Person, and any other Person in which such Person's direct or indirect equity interest is 10% or more of the total outstanding equity interests of such Person.

          "Agent" and "Agents" have the meaning specified in the introduction to this Agreement.

          "Aggregate Canadian Extensions of Credit" means with respect to any Canadian Bank, at any time, the US Dollar Equivalent of the aggregate principal amount of all Canadian Loans made, the aggregate face amount of all Bankers' Acceptances accepted and purchased, and the then aggregate undrawn amount of all Canadian Letters of Credit issued or participated in by such Bank that are then outstanding.

          "Aggregate U.S. Extensions of Credit"means with respect to any U.S. Bank, at any time, the aggregate principal amount of all U.S. Loans made and the then aggregate undrawn amount of all U.S. Letters of Credit issued or participated in by such Bank that are then outstanding.

          "Agreement" has the meaning specified in the introduction to this Agreement.

          "Alternate Base Rate" means, for any date, a rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to the greater of (a) the Prime Rate in effect on such day and (b) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1%. For purposes hereof, the term "Prime Rate" as used in this definition shall mean, as of a particular date, the prime rate most recently determined by the U.S. Agent, automatically fluctuating upward and downward with and at the time specified in each such determination without notice to the Company, the Canadian Borrower or any other Person, which prime rate may not necessarily represent the lowest or best rate actually charged to a customer. "Federal Funds Effective Rate" as used in this definition means, for any day, the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Agent from three federal funds brokers of recognized standing selected by it.
If for any reason the Agent shall have determined (which determination shall be conclusive absent manifest error) that it is unable to ascertain the Federal Funds Effective Rate for any reason, including the inability or failure of the Agent to obtain sufficient quotations in accordance with the terms hereof, the Alternate Base Rate shall be determined without regard to clause (b) of the first sentence of this definition until the circumstances giving rise to such inability no longer exist. Any change in the Alternate Base Rate due to a change in the Prime Rate or the Federal Funds Effective Rate shall be effective on the effective date of such change in the Prime Rate or the Federal Funds Effective Rate, respectively, without any notice to or consent of the Company, the Canadian Borrower or any other Person.

          "Alternate Base Rate Loan" means any Loan bearing interest at a rate determined by reference to the Alternate Base Rate in accordance with the provisions of Article II.

          "Alternate Canadian Base Rate" shall mean for any day, a rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to the greater of (a) the Prime Rate in effect on such day and (b) the Federal Funds Effective Rate in effect on such day plus 1%. "Prime Rate" as used in this definition shall mean, in respect of Alternate Base Rate Loans provided by Canadian Banks, the rate per annum announced from time to time by the Canadian Agent as its U.S. base rate in effect at its Payment Office, being the reference rate used by the Canadian Agent for determining interest rates on U.S.$ denominated commercial loans to borrowers in Canada, automatically fluctuating as of each such announcement without notice to any Person, which rate is not necessarily the lowest rate charged to any customer. "Federal Funds Effective Rate" shall have the meaning specified in the definition of Alternate Base Rate. If for any reason the U.S. Agent shall have determined (which determination shall be conclusive absent manifest error) that it is unable to ascertain Federal Funds Effective Rate for any reason, including the inability or failure of the U.S. Agent to obtain sufficient quotations in accordance with the terms hereof, the Alternate Canadian Base Rate shall be determined without regard to clause (b) of the first sentence of this definition until the circumstances giving rise to such inability no longer exist. Any change in the Alternate Canadian Base Rate due to a change in the Prime Rate or the Federal Funds Effective Rate shall be effective on the effective date of such change in the Prime Rate or the Federal Funds Effective Rate, respectively without any notice to or consent from, any Person.

          "Applicable BA Discount Rate" means, as applicable to a Bankers' Acceptance being purchased by any Canadian Bank on any day, the average (as determined by the Canadian Agent) of the respective percentage discount rates (expressed to two decimal places and rounded upward, if necessary, to the nearest 1/100th of 1%) quoted by the Canadian Agent as the percentage discount rate at which the Canadian Agent would, in accordance with normal practice, at or about 10:00 a.m. (Toronto, Ontario time), on such day, be prepared to purchase bankers' acceptances accepted by such

Canadian Banks in an amount and having a maturity date comparable to the amount and maturity date of such Bankers' Acceptance.

          "Applicable Canadian Pension Legislation" means, at any time, any pension legislation then applicable to the Canadian Borrower, including the Pension Benefits Act (Ontario), including all regulations made thereunder.

          "Applicable Lending Office" means, with respect to each Bank, such Bank's Domestic Lending Office in the case of an Alternate Base Rate Loan, a Canadian Base Rate Loan or a Canadian Prime Loan and such Bank's Eurodollar Lending Office in the case of a Eurodollar Loan.

          "Application" means an application for issuance of a Letter of Credit in form satisfactory to the Issuing Bank requested to open such Letter of Credit.

          "Assignment and Acceptance" has the meaning specified in Section 13.11(c).

          "Assurance" means, as to any Person, any guaranty or other contingent liability of such Person (other than any endorsement for collection or deposit in the ordinary course of business) or obligations as an account party in respect of letters of credit, direct or indirect, with respect to any obligation of another Person with respect to any Indebtedness, lease or dividend or other obligations for borrowed money or for the deferred purchase price of goods or services, through an agreement or otherwise, including (a) any other endorsement or discount with recourse or undertaking substantially equivalent to or having economic effect similar to a guarantee in respect of any such obligation and (b) any agreement (i) to purchase, or to advance or supply funds for the payment or purchase of, any such obligation, (ii) to purchase securities or to purchase, sell or lease property (whether as lessee or lessor), products, materials or supplies, or transportation or services, in respect of enabling such other Person to pay any such obligation or to assure the owner thereof against loss regardless of the delivery or non-delivery of the securities, property, products, materials or supplies or transportation or services or (iii) to make any loan, advance or capital contribution to or other investment in, or to otherwise provide funds to or for, such other Person in respect of enabling such Person to satisfy any obligation (including any liability for a dividend, stock liquidation payment or expense) or to assure a minimum equity, working capital or other balance sheet condition in respect of any such obligation. The amount of any Assurance shall be an amount equal to the lesser of the stated or determinable amount of the primary obligation in respect of which such Assurance is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder) as determined by such Person in good faith.

          "Available Canadian Commitment" means as to any Canadian Bank, at a particular time, an amount equal to the excess, if any, of (a) the amount of such Bank's Canadian Commitment at such time over (b) the Aggregate Canadian Extensions of Credit of such Bank at such time.

          "Available U.S. Commitment" means as to any U.S. Bank, at a particular time, an amount equal to the excess, if any, of (a) the amount of such Bank's U.S. Commitment at such time over (b) the Aggregate U.S. Extensions of Credit of such Bank at such time.

          "BA Discount Proceeds" means in respect of any Bankers' Acceptance to be accepted and purchased by a Canadian Bank on any day under Section 2.04, an amount (rounded to the nearest whole Canadian cent, and with one-half of one Canadian cent being rounded up) calculated on such day by multiplying:

          (A)  the face amount of such Bankers' Acceptance; by

          (B) the quotient equal to one divided by the sum of one plus the product of:

               (i) the Applicable BA Discount Rate (expressed as a decimal) applicable to such Bankers' Acceptance; and

               (ii) a fraction, the numerator of which is the number of days remaining in the term of such Bankers' Acceptance and the denominator of which is the number of days in the calendar year in which such Bankers' Acceptance is to mature;

                    with such quotient being rounded up or down to the nearest fifth decimal place and .000005 being rounded up.

          "Bank" has the meaning provided in the introduction to this Agreement and shall include all Persons who become Banks pursuant to Section 13.11.

          "Bankers' Acceptance" or "BAs'" means a bill of exchange denominated in Canadian Dollars drawn by the Canadian Borrower on and accepted by a Canadian Bank pursuant to Section 2.04 hereof.

          "Bankers' Acceptance Notice" has the meaning specified in Section 2.04(a).

          "Bankruptcy Code" has the meaning specified in Section 11.01(e).

          "Board" means the Board of Governors of the Federal Reserve System of the United States (or any successor).

          "Borrowing" means a borrowing: (a) pursuant to a Notice of U.S. Borrowing comprised of a single Type of Loan from all the U.S. Banks (or resulting from a conversion or conversions) on the same date having in the case of Eurodollar Rate Loans the same Interest Period made by all of the U.S. Banks concurrently to the Company, or (b) with respect to Negotiated Rate Loans, pursuant to Section 2.01(b), or (c) pursuant to a Notice of Canadian Borrowing comprised of a single Type of Loan from all the Canadian Banks (or resulting from a conversion or conversions) on the same date having in the case of Eurodollar Rate Loans the same Interest Period made by all the Canadian Banks concurrently to the Canadian Borrower, or (d) pursuant to a Bankers' Acceptance Notice, comprised of the acceptance and purchase of Bankers' Acceptances by all Canadian Banks, pursuant to Section 2.04(a).

          "Borrowing Date" means, with respect to each Borrowing, the Business Day upon which the proceeds of such Borrowing are to be made available to the Company or the Canadian Borrower, as applicable.

          "Business Day" means any day (other than a day which is a Saturday, Sunday or legal holiday) on which banks are open for business (i) in the city in which the applicable Agent's Payment Office is situated; and (ii) when used in connection with Eurodollar Rate Loans, in London, England.

          "CDOR Rate" means, on any day, an annual rate of interest equal to the average 30 day rate applicable to Canadian bankers' acceptances appearing on the "Reuters Screen CDOR Page" (as defined in the International Swap Dealer Association, Inc. (1991 ISDA) definitions, as modified and amended from time to time) as of 10:00 a.m. (Toronto, Ontario time) on such day, or if such day is not a Business Day, then on the immediately preceding Business Day; provided, however, if such rate does not appear on the Reuters Screen CDOR Page as contemplated, then the CDOR Rate on any day shall be calculated as the arithmetic mean of the 30 day rates applicable to Canadian bankers' acceptances quoted by the Canadian Banks which are listed in Schedule I to the Bank Act (Canada) as of 10:00 a.m. (Toronto, Ontario time) on such day, or if such day is not a Business Day, then on the immediately preceding business Day.

          "Calculation Date" means the last Business Day of each month during the term hereof.

          "Canadian Agent" has the meaning specified in the Introduction to this Agreement.

          "Canadian Bank" and "Canadian Banks" means each Bank agreeing to participate in the Canadian Facility as shown on the signature page hereto for such Bank and each Eligible Assignee to which a portion of any such Bank's interests, rights and obligations under this Agreement are assigned in accordance with Section 13.11, and collectively, all of the foregoing.

          "Canadian Base Rate Loans" means, at any time, Canadian Loans which, at such time, bear interest at a rate based upon the Alternate Canadian Base Rate.

          "Canadian Borrower" has the meaning specified in the Introduction to this Agreement.

          "Canadian Commitment" means, in the case of each Canadian Bank, the commitment of such Canadian Bank to participate in the Canadian Facility up to the maximum amount specified for such Canadian Bank as shown on the signature page for such Canadian Bank hereto, or in the case of any Person who becomes a Canadian Bank after the Execution Date on the signature page of the Assignment and Acceptance executed by such Person, in each case as the same may be amended from time to time pursuant Section 4.02 or 4.03 or Article XI.

          "Canadian Credit Event" means the acceptance and purchase of any Bankers' Acceptance, the issuance of any Canadian Letter of Credit by the Canadian Issuer or the making of any Canadian Loan.

          "Canadian Default Rate" has the meaning specified in Section 2.09(d)(ii).

          "Canadian Dollar Equivalent" means, with respect to an amount of U.S. Dollars on any date, the amount of Canadian Dollars that may be purchased with such amount of U.S. Dollars at the Exchange Rate with respect to U.S. Dollars on such date.

          "Canadian Dollars" or "C$" means dollars designated as lawful currency in Canada.

          "Canadian Facility" means the Canadian Loans, the Bankers' Acceptances and the Canadian Letters of Credit to be made, accepted, purchased and issued, as the case may be, by the Canadian Banks up to the maximum amount of the Total Canadian Commitment.

          "Canadian Guaranteed Obligations" has the meaning specified in Section 10.01.

          "Canadian Issuer" means Chemical Bank of Canada.

          "Canadian Letter of Credit" means a Letter of Credit issued by the Canadian Issuer in either Canadian Dollars or U.S. Dollars.

          "Canadian Letter of Credit Limit" means, at any time, U.S.$15,000,000.00.

          "Canadian Letter of Credit Outstandings" means Letter of Credit Outstandings with respect to Canadian Letters of Credit.

          "Canadian Loans" means Canadian Prime Loans and Canadian Base Rate Loans or any of them as the context may require.

          "Canadian Prime Loans" means, at any time, Canadian Loans which at such time as they bear interest at a rate based upon the Canadian Prime Rate.

          "Canadian Prime Rate" means with respect to a Canadian Prime Loan, on any day, a rate per annum (rounded upwards, if necessary, to the nearest 1/16 of 1%) equal to the greater of (a) the annual rate of interest announced from time to time by the Canadian Agent as its prime rate then in effect at its Payment Office, being the reference rate used by the Canadian Agent for determining interest rates on C$ denominated commercial loans to borrowers in Canada, and (b) an annual rate of interest equal to the sum of (i) the CDOR Rate and (ii) 0.75% per annum.

          "Capital Lease" means, as to any Person, any lease in respect of which the rental obligations of such Person constitute Capitalized Lease Obligations.

          "Capitalized Lease Obligations" means, as to any Person, all rental obligations of such Person which, in accordance with GAAP, are or will be required to be capitalized on the books of such Person.

          "Code" means U.S. Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated thereunder.

          "Committed Loan" and "Committed Loans" has the meaning specified in Section 2.01(a).

          "Committed Notes" has the meaning specified in Section 2.06(a).

          "Commitment Fee" has the meaning specified in Section
4.01(a).

          "Commitments" means the Canadian Commitments and the U.S.
Commitments.

          "Company" has the meaning specified in the Introduction to this Agreement.

          "Consolidated EBITDA" means, for any period, the Consolidated Net Income for such period, plus Consolidated Interest Expense actually deducted in arriving at Consolidated Net Income, depreciation, depletion, amortization and provision for taxes and without giving effect to any extraordinary gains or gains from sales of assets or write downs in the value of assets owned by the Company or any of its Subsidiaries.

          "Consolidated Fixed Charges" means, as to the Company and its Subsidiaries and for any period, Consolidated Interest Expense, plus the total aggregate scheduled principal payments for the next twelve-month period (including the principal portion of payments made in respect of obligations under Capital Leases), plus payments made in respect of taxes paid or required to be paid for such period, plus payments of Operating Lease Obligations for such period determined on a consolidated basis.

          "Consolidated Funded Indebtedness" means the Funded Indebtedness of the Company and its Subsidiaries determined on a consolidated basis.

          "Consolidated Indebtedness" means Indebtedness of the Company and its Subsidiaries determined on a consolidated basis.

          "Consolidated Intangibles" means as to the Company and its Subsidiaries, any items which are treated as intangibles in conformity with GAAP determined on a consolidated basis

          "Consolidated Interest Expense" means, as to the Company and its Subsidiaries and for any period, the total consolidated gross interest expense (including all amortization of debt discount, imputed interest and capitalized interest) of the Company and its Subsidiaries for such period determined on a consolidated basis.

          "Consolidated Maintenance Capital Expenditures" means, as to the Company and its Subsidiaries, two-thirds of the total provision for depreciation and depletion for such period determined on a consolidated basis.

          "Consolidated Net Income" means, for any period, the net income (or loss) of the Company and its Subsidiaries for such period determined on a consolidated basis.

          "Consolidated Net Worth" means, the sum of the par value or stated value of the capital stock, (excluding treasury stock) capital in excess of par or stated value of shares of capital stock, retained earnings (or minus accumulated deficit) and any other account which, in accordance with GAAP, constitute stockholders' equity, of the Company and its Subsidiaries determined on a consolidated basis, excluding any effect of foreign currency translation computed pursuant to Financial Accounting Standards Board Statement No. 52, as amended, supplemented or modified from time to time, or otherwise in accordance with GAAP.

          "Consolidated Tangible Assets" means, as at any date of determination, the excess of (a) the total assets of the Company and its Subsidiaries appearing on a consolidated balance sheet prepared under GAAP as of the date of determination, after deducting any reserves applicable thereto and after eliminating all intercompany transactions and all amounts properly attributable to minority interests, if any, in the stock and surplus of Subsidiaries, over
(b) the net book value of all Consolidated Intangibles at such time.

          "Consolidated Tangible Net Worth" means, as to the Company and its Subsidiaries, the Consolidated Net Worth of the Company and its Subsidiaries less Consolidated Intangibles.

          "Coverage Ratio" means, for any Financial Statement Delivery Date, the ratio of (a) Consolidated Funded Indebtedness to (b) Consolidated EBITDA.

          "Credit Event" means any U.S. Credit Event or any Canadian
Credit Event.

          "Default" means the occurrence of any event which with the giving of notice or the passage of time or both could become an Event of Default.

          "Default Rate" means the U.S. Default Rate or the Canadian
Default Rate.

          "Designated Payment Date" means December 31, March 30, June 30 and September 30 in any year; provided, however, if in any such year a Designated Payment Date shall be a day which is not a Business Day, such Designated Payment Date shall be the next succeeding Business Day, and such extension of time shall be included in determining the amount to be paid on such date.

          "Dollars", "US$" or "$" means dollars designated as lawful currency in the United States of America.

          "Domestic Lending Office" means, with respect to any Bank, the office of such Bank specified as its "Domestic Lending Office" on such Bank's signature page to this Agreement or, as to any Person who becomes a Bank after the date hereof, on the signature page of the Assignment and Acceptance executed by such Person, in the Administrative Questionnaire delivered by such Person or such other office of such Bank as such Bank may hereinafter designate from time to time its "Domestic Lending Office" by notice to the Company and the Agent.

          "Drawing" has the meaning specified in Section 3.04(b).

          "Effective Date" means the date on which all conditions to borrowing set forth in Article V are first met or waived in accordance with Section 13.01 hereof.

          "Eligible Assignee" means (a) in the case of the U.S. Facility, (i) any U.S. Bank, (ii) a commercial bank or any similar financial institution having total assets in excess of $1,000,000,000.00 and (iii) any other bank or financial institution approved by the Agent, the Majority Banks and the Company, which approval shall not be unreasonably withheld and (b) in the case of the Canadian Facility, (i) any Canadian Bank, (ii) any chartered bank of Canada having total assets in excess of C$500,000,000.00 and (iii) any other bank or financial institution approved by the Canadian Agent, the Company and the Canadian Borrower, which approval shall not be unreasonably withheld.

          "Environmental Laws" means (a) applicable United States and Canadian federal, state, provincial or local laws pertaining to conservation or protection of the environment in effect at the time in question, including the Clean Air Act, as amended, the Comprehensive Environmental Response Compensation and Liability Act, as amended ("CERCLA"), the Federal Water Pollution Control Act, as amended, the Occupational Safety and Health Act, as amended, the Resource Conservation and Recovery Act, as amended, the Safe Drinking Water Act, as amended, the Toxic Substances Control Act, as amended, the Superfund Amendment and Reauthorization Act of 1986, as amended, the Hazardous Materials Transportation Act, as amended, and comparable state, provincial and local laws (U.S. or Canadian), and other environmental conservation and protection laws (b) applicable final rules or regulations of any governmental regulatory agency (or interim or temporary rules or regulations in respect of which the issuing agency has appropriately indicated their present applicability pending the finalization process) adopted pursuant to authority granted pursuant to any law listed in (a) above, and (c) any judicial, arbitral or administrative interpretation or administrative order, judgment, permit, approval, decision or determination of any law listed in (a) or rule or regulation listed in (b), to the extent that such interpretation, order, judgment, permit approval, decision or determination is binding upon a Loan Party or its property or assets.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and the regulations promulgated thereunder and, as the context may require, any Applicable Canadian Pension Legislation.

          "ERISA Affiliate" means (a) any trade or business (whether or not incorporated) which is either a member of the same "controlled group" or under "common control," within the meaning of Section 414 of the Code and the regulations thereunder or Applicable Canadian Pension Legislation, with a Loan Party and (b) any Subsidiary.

          "Eurocurrency Liabilities" has the meaning specified in Regulation D as in effect from time to time.

          "Eurodollar Lending Office" means, with respect to each Bank, the branches or affiliates of such Bank which such Bank has designated as its "Eurodollar Lending Office" on such Bank's signature page to this Agreement or, as to any Person who becomes a Bank after the date hereof, on the signature page of the Assignment and Acceptance executed by such Person, in the Administrative Questionnaire delivered by such Person or such other office of such Bank as such Bank may hereafter designate from time to time as its "Eurodollar Lending Office" by notice to the Company and the Agent.

          "Eurodollar Rate" means with respect to any Borrowing of Eurodollar Rate Loans for any Interest Period, the rate (rounded to 1/16 of 1%) at which dollar deposits approximately equal in principal amount to the entire portion of such Borrowing and for a maturity equal to the applicable Interest Period are offered in immediately available funds to the relevant Agent by prime banks in whatever Eurodollar interbank market may be selected by such Agent in its sole and absolute discretion, acting in good faith, at the time of determination and in accordance with the then usual practice in such market at approximately 10:00 a.m. local time of such Agent (at its Payment Office) two (2) Business Days prior to the commencement of such Interest Period.

          "Eurodollar Rate Loan" means any Loan in Dollars bearing interest at a rate determined by reference to the Eurodollar Rate in accordance with the provisions of Article II.

          "Events of Default" has the meaning specified in Section 11.01.

          "Exchange of Assets" has the meaning specified in Section 8.02.

          "Exchange Rate" means, on any day, (a) with respect to Canadian Dollars in relation to U.S. Dollars, the spot rate as quoted by the Bank of Canada as its noon spot rate at which U.S.

Dollars are offered on such day for Canadian Dollars, and (b) with respect to U.S. Dollars in relation to Canadian Dollars, the spot rate as quoted by the Bank of Canada as its noon spot rate at which Canadian Dollars are offered on such day for U.S. Dollars.

          "Execution Date" means the earliest date upon which all of the following shall have occurred: counterparts of this Agreement shall have been executed by the Loan Parties, by each Bank listed on the signature pages hereof and by the Agents, each of which shall have received executed counterparts hereof.

          "Existing Letters of Credit" means all Letters of Credit issued by the U.S. Agent outstanding for the account of the Company as of the Effective Date.

          "FDIC" means the Federal Deposit Insurance Corporation (or any successor).

          "Facility Borrower" means the Company under the U.S. Facility or the Canadian Borrower under the Canadian Facility.

          "Federal Funds Effective Rate" has the meaning specified in the definition of the term "Alternate Base Rate."

          "Fees" means all amounts payable pursuant to Section 4.01.

          "Financial Statement Delivery Date" means the date on which the quarterly or annual financial statements of the Company are to be delivered pursuant to Section 7.01(a) or Section 7.01(b), as the case may be.

          "Financials" has the meaning specified in Section 6.07.

          "Form 4224" has the meaning specified in Section 4.08.

          "Form 1001" has the meaning specified in Section 4.08.

          "Funded Indebtedness" means, as to any Person, the Indebtedness of such Person excluding (a) accounts payable and accrued expenses and liabilities in the ordinary course of business of such Person which are not accruing interest and (b) Assurances of such Person.

          "GAAP" means generally accepted accounting principles as in effect from time to time in the United States as set forth in the opinions, statements and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants, the Financial Accounting Standards Board and such other Persons who shall be approved by a significant segment of the accounting profession and concurred in by the independent certified public accountants certifying any audited financial statements of the Company.

          "Guaranteed Obligations" has the meaning specified in Section 9.01.

          "Guaranteed Value Contract" means the amount in the aggregate of any Loan Party's contingent obligation with respect to such Loan Party's acquisition of issued and outstanding shares of a Person or assets owned by a Person through an exchange or issuance of the Company's common stock therefor, an undertaking by the Company to the recipient of the Company's common stock that (i) during a specified time period or on a future date certain, the Company's publicly traded common stock will have an agreed upon minimum closing price per share or equivalent value determination and (ii) at such date, should the Company's per share price not meet or exceed such minimum price or value determination, the Company, in order to satisfy such difference, may (A) cause a cash payment to be made to such recipient in the amount of such difference, (B) issue to such recipient the Company's preferred shares (upon terms satisfactory to the Company and such recipient) that have a value equivalent to such difference or (C) issue to such recipient the Company's publicly traded common stock in an amount that has a value equivalent to such difference.

          "Guarantors" and "Guarantor" means collectively, the Subsidiaries of the Company (other than the Canadian Borrower) parties to this Agreement and, individually, any of the foregoing and excluding any Subsidiary organized outside of the United States.

          "Guaranty" means (a) the guaranty of the Guarantors contained in
Article IX and shall include any Additional Guaranty and (b) the Guaranty of the Company and the Guarantors contained in Article X.

          "Hazardous Materials" means (a) hazardous waste as defined in the Resource Conservation and Recovery Act of 1976, or in any applicable (U.S. or Canadian) federal, state, provincial or local law or regulation, (b) hazardous substances, as defined in CERCLA, or in any applicable (U.S. or Canadian) state, provincial or local law or regulation, (c) gasoline, or any other petroleum product or by-product, (d) toxic substances, as defined in the Toxic Substances Control Act of 1976, or in any applicable (U.S. or Canadian) federal, state, provincial or local law or regulation, or (e) insecticides, fungicides, or rodenticides, as defined in the Federal Insecticide, Fungicide, and Rodenticide Act of 1975, or in any applicable (U.S. or Canadian) federal, state, provincial or local law or regulation, as each such Act, statute or regulation may be amended from time to time.

          "Highest Lawful Rate" means, as to any Bank, the maximum nonusurious rate of interest that, under applicable law, may be contracted for, taken, reserved, charged or received by such Bank on the Loans or under the Loan Documents at any time or from time to time. If the maximum rate of interest which, under applicable law, the Banks are permitted to charge the Company, or the Canadian Borrower, as applicable, on the Loans shall change after the date hereof, to the extent permitted by applicable law, the Highest Lawful Rate shall be automatically increased or decreased, as the case may be, as of the effective time of such change without notice to the Company, the Canadian Borrower or any other Person.

          "Increased Banks" has the meaning specified in Section 2.16(d).

          "Indebtedness" means, when used with respect to any Person, without duplication (a) all indebtedness of such Person for borrowed money (whether by loan or the issuance of letters of credit or the purchase and sale of debt securities or bankers acceptances) or for the deferred purchase price of property or services (excluding, however, accounts payable and other accrued liabilities arising in the ordinary course of such Person's business that is a current liability under GAAP and payments or benefits in the nature of compensation for services of employees, officers and directors), (b) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person, (c) all Capitalized Lease Obligations of such Person, (d) all Assurances of such Person of the Indebtedness of any other Person of the type referred to in clause (a),
(b) or (c) above and (e) all Indebtedness of the type referred to in clause (a),
(b) or (c) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise to be secured by) any Lien upon or interest in property owned by such Person, even though such Person has not assumed or become liable for the payment of such indebtedness, to the extent any of the foregoing described in clauses (a) through (e) above constitute a liability on such Person's balance sheet prepared in accordance with GAAP or would be disclosed as an Assurance in a footnote to financial statements of such Person prepared in accordance with GAAP, but in any event shall exclude all Guaranteed Value Contracts which the Company has the option, in its sole discretion, to fully discharge by delivery of its common stock only.

          "Interest Period" has the meaning specified in Section 2.10.

          "Investment" means, as applied to any Person, any direct or indirect purchase or other acquisition by such Person of stock or other securities of any other Person, or any direct or indirect loan, advance or capital contribution by such Person to any other Person, and any other item which would be classified as an "investment" on a balance sheet of such Person, including any direct or indirect contribution by such Person of property or assets to a joint venture, partnership or other business entity in which such Person retains an interest.

          "Issuing Bank" means, TCB, in respect of U.S. Letters of Credit and Chemical Bank of Canada in respect of any Canadian Letter of Credit or as otherwise agreed between the Company and the Canadian Borrower, as applicable, and said Issuing Bank.

          "Letter of Credit Fee" has the meaning specified in Section 4.01(b).

          "Letter of Credit Outstandings" means, at any time, the sum of (a) the aggregate Stated Amount of all outstanding U.S. Letters of Credit and Canadian Letters of Credit and (b) the amount of all Unpaid Drawings in respect of all Letters of Credit.

          "Letter of Credit Request" has the meaning specified in Section 3.02.

          "Letter of Credit Termination Date" means the date that is (a) one year prior to the Termination Date or (b) the earlier acceleration of the Obligations pursuant to Section 11.01.

          "Letters of Credit" has the meaning provided in Section 3.01.

          "Lien" means, when used with respect to any Person, any mortgage, lien, charge, pledge, security interest or encumbrance of any kind (whether voluntary or involuntary and whether imposed or created by operation of law or otherwise) upon, or pledge of, any of its property or assets, whether now owned or hereafter acquired, or any lease intended as security, any Capital Lease in the nature of the foregoing, any conditional sale agreement or other title retention agreement, in each case, for the purpose, or having the effect, of protecting a creditor against loss or securing the payment or performance of an obligation to a creditor.

          "Loan" and "Loans" means collectively, the U.S. Loans and the Canadian Loans and individually, any one of the foregoing.

          "Loan Documents" means this Agreement (including the Guaranty), the Notes, the Letter of Credit Requests, the Applications, the Agent's Letter referenced in Section 4.01(c) and any other document or instrument executed in connection therewith.

          "Loan Party" means the Company, the Canadian Borrower or any Guarantor and "Loan Parties" means the Company, the Canadian Borrower and the Guarantors.

          "Majority Banks" means Banks holding at least 66 2/3% of the Total Commitment.

          "Margin" means, with respect to any Loan for any Margin Period, the rate of interest or Acceptance Fee per annum determined as set forth below as a function of the type of such Loan:

          (a) during any period between any two successive Financial Statement Delivery Dates during the Revolving Period:

                          During the Revolving Period
                          ---------------------------

                                                                              Canadian
   Coverage                   Eurodollar    Alternate Base      Canadian      Base Rate       Bankers'
     Ratio                     Rate Loan      Rate Loan        Prime Loan       Loan        Acceptances
   --------                   ----------    --------------     ----------     ---------     -----------
Less than 1.0 to 1.0                1/2%           0%              0%             0%             1/2%

Greater than or equal to
1.0 to 1.0 but  Less than
2.00 to 1.0                         3/4%           0%              0%             0%             3/4%


Greater than or equal to
2.00 to 1.0 but Less than
2.50 to 1.0                         7/8%            0%             0%             0%             7/8%

Greater than or equal to
2.50 to 1.0 but Less than
3.0 to 1.0                            1%             0%            0%             0%               1%

Greater than or equal to
3.0 to 1.0 but Less than
3.5 to 1.0                        1-1/4%             0%            0%             0%           1-1/4%

Greater than or equal to
3.5 to 1.0                        1-1/2%           1/4%           1/4%           1/4%          1-1/2%

        (b) during any period between any two successive Financial Statement Delivery Dates after the Termination Date:



                                     After the Termination Date
                                     --------------------------

                                                                         Canadian
 Coverage                 Eurodollar        Alternate Base       Canadian     Base Rate          Bankers'
 Ratio                    Rate Loan           Rate Loan         Prime Loan       Loan          Acceptances
- --------                 ------------        ----------        ----------   ------------      -----------
Less than 1.0 to 1.0          3/4%                 0%                  0%          0%               3/4%

Greater than or equal to
1.0 to 1.0 but Less than        1%                 0%                  0%          0%                 1%
2.00 to 1.0

Greater than or equal to
2.00 to 1.0 but Less than
2.50 to 1.0                 1-1/8%                 0%                  0%          0%             1-1/8%

Greater than or equal to
2.50 to 1.0 but Less than
3.0 to 1.0                  1-1/4%                 0%                  0%          0%             1-1/4%

Greater than or equal to
3.0 to 1.0 but Less than
3.5 to 1.0                  1-1/2%               1/4%                1/4%        1/4%             1-1/2%

Greater than or equal to
3.5 to 1.0                  1-3/4%               1/2%                1/2%        1/2%             1-3/4%


        (c) during any period during the Revolving Period that the Margin cannot be determined for failure by the Company or Canadian Borrower to deliver the financial information pursuant to Section 7.01(a) and (b) above:


    Eurodollar    Alternate Base    Canadian     Canadian Base      Bankers'
    Rate Loan        Rate Loan     Prime Loan      Rate Loan      Acceptances
    ---------       -----------   -----------   --------------   ------------
      1-3/4%           1/2%           1/2%            1/2%           1-3/4%


          "Margin Period" means a period commencing on a Financial Statement Delivery Date ending on the next succeeding Financial Statement Delivery Date.

          "Material Adverse Effect" means, relative to any occurrence of whatever nature (including any adverse determination in any litigation, arbitration or governmental investigation or proceeding) and after taking into account actual insurance coverage and effective indemnification with respect to such occurrence, (a) a material adverse effect on the financial condition, business or operations of the Company and its Subsidiaries, taken as a whole, or
(b) materially impairs the collective ability of the Loan Parties, taken as a whole, to make payment hereunder or under the Notes or the right of the

Agents or the Banks or any of them to enforce any of their remedies to collect any material amounts owing under the Loan Documents.

          "Material Subsidiary" means the Canadian Borrower and any other Subsidiary of the Company (or of one of the Company's Subsidiaries), except Universal Assurance Corporation for purposes of Section 7.08 only, with assets having a value of $1,000,000.00 or greater, based on the greater of book value or fair market value.

          "Maturity Date" means June 30, 2003 or the earlier date of the acceleration of the maturity of the Obligations pursuant to Section 10.01.

          "Maximum Guaranteed Amount" for each Guarantor shall mean the greater of (a) the value received by such Guarantor in respect of such Guaranty or (b) $1,000.00 less than the maximum amount that would render such Guaranty subject to avoidance under Section 548 of the Bankruptcy Code or comparable state law or comparable Canadian federal or provincial law, all determined as of the date required by the appropriate federal, state or provincial law.

          "Maximum Permissible Rate" has the meaning specified in Section 13.08.

          "Multiemployer Plan" means any plan which is a "multiemployer plan" (as such term is defined in Section 4001(a)(3) of ERISA or any Applicable Canadian Pension Legislation).

          "Negotiated Rate Loan" shall mean Loans made pursuant to Section 2.01(b).

          "Negotiated Rate Loan Notes" has the meaning specified in Section 2.01(b).

          "Notes" and "Note" means collectively, the Committed Notes and the Negotiated Rate Notes.

          "Notice of Borrowing" means a Notice of U.S. Borrowing or Notice of Canadian Borrowing, as the case may be.

          "Notice of U.S. Borrowing" has the meaning specified in Section
2.03(a).

          "Notice of Canadian Borrowing" has the meaning specified in Section 2.03(b).

          "Notice of Conversion" has the meaning provided in Section 2.07.

          "Notice of Default" has the meaning specified in Section 11.01.

          "Obligations" means all the obligations of the Company, the Canadian Borrower and the other Loan Parties now or hereafter existing under the Loan Documents, whether for principal, Unpaid Drawings, interest, Acceptance Fees, Fees, expenses, indemnification or otherwise.

          "Operating Lease Obligations" means all payment obligations of the Company and its Subsidiaries due under any operating lease agreement.

         "Operating Rights" has the meaning specified in Section 6.15.

          "Payment Office" means the office of the relevant Agent, or such other office as such Agent may hereafter designate in writing as such to the other parties hereto.

          "PBGC" means the Pension Benefit Guaranty Corporation or any entity succeeding to all or any of its functions under ERISA and any pension commission or similar body constituted under any Applicable Canadian Pension Legislation.

          "Percentage Participation" means, (a) for each U.S. Bank at any time, that percentage obtained when dividing the amount of such Bank's U.S. Commitment by the Total U.S. Commitment at such time and (b) for each Canadian Bank at any time, that percentage obtained when dividing the amount of such Bank's Canadian Commitment by the Total Canadian Commitment at such time.

          "Permitted Investments" means, as to any Person,

          (a) securities issued or directly and fully guaranteed or insured by the United States or Canada or any agency or instrumentality thereof (provided that the full faith and credit of the United States or Canada, as the case may be, is pledged in support thereof) having maturities of not more than twelve months from the date of acquisition thereof,

          (b) time deposits and certificates of deposit with maturities of not more than twelve months from the date of acquisition by such Person in any Bank or other commercial bank incorporated in the United States or Canada or any U.S. branch of any other commercial bank, in each case (or the holding company controlling such entity) having capital, surplus and undivided profits aggregating $100,000,000 or more with a long-term unsecured debt rating of at least A- from Standard & Poor's Rating Group or A3 from Moody's Investors Service, Inc. or A(low) from Dominion Bond Rating Service Limited.

          (c) commercial paper issued by any Person incorporated in the United States or Canada rated at least A-1 or the equivalent thereof by Standard & Poor's Ratings Group or at least P-1 or the equivalent thereof by Moody's Investors Services, Inc. or R-1 (low) or the equivalent thereof by Dominion Bond Rating Service Limited and, in each case, maturing not more than 270 days after the date of issuance,

          (d) investments in money market mutual funds having assets in excess of $2,000,000,000 substantially all of whose assets are comprised of securities of the types described in clauses (a) through (c) above,

          (e) repurchase or reverse purchase agreements respecting obligations with a term of not more than seven days for underlying securities of the types described in clause (a) above entered into with any bank listed in or meeting the qualifications specified in clause (b) above, and

          (f) banker's acceptances maturing within one year from the date of origin issued by a bank or trust company organized under the law of the United States or Canada having capital, surplus and undivided profits aggregating at least $100,000,000.00 and a long-term deposit rating of A- or higher by Standard & Poor's Ratings Group or A (low) or higher by Dominion Bond Rating Service Limited.

          "Person" means an individual, partnership, corporation (including a business trust), limited liability company, joint stock company, trust, unincorporated association, joint venture or other entity, any government or governmental entities or a foreign or domestic state or political subdivision thereof or any agency of such state or subdivision thereof.

          "Plan" means any employee pension benefit plan (as defined in Section 3(2) of ERISA or in any Applicable Canadian Pension Legislation), subject to Title IV of ERISA or Section 412 of the Code or any Applicable Canadian Pension Legislation, other than a Multiemployer Plan, with respect to which a Loan Party or an ERISA Affiliate contributes or has an obligation or liability to contribute, including any such plan that may have been terminated.

          "Prior Agreement" means the Credit Agreement described in the Recitals.

          "Reduced Banks" has the meaning specified in Section 2.16(d).

          "Refunding Bankers' Acceptance" has the meaning specified in Section 2.04(b) hereof.

          "Register" has the meaning specified in Section 13.11(e).

          "Regulation A" means Regulation A of the Board (respecting loans to depository institutions), as the same is from time to time in effect, and all official rulings and interpretations thereunder or thereof.

          "Regulation D" means Regulation D of the Board (respecting reserve requirements), as the same is from time to time in effect, and all official rulings and interpretations thereunder or thereof.

          "Regulation U" means Regulation U of the Board (respecting margin credit extended by banks), as the same is from time to time in effect, and all official rulings and interpretations thereunder or thereof.

          "Regulation X" means Regulation X of the Board (respecting borrowers who obtain margin credit), as the same is from time to time in effect, and all official rulings and interpretations thereunder or thereof.

          "Release" means any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping or disposing into the environment (including the abandonment or discarding of barrels, containers and other closed receptacles).

          "Reportable Event" means an event described in Section 4043(b) of ERISA or in any Applicable Canadian Pension Legislation with respect to a Plan as to which the 30-day notice requirement has not been waived by the PBGC.

          "Requirements of Environmental Laws" means, as to any Person, the requirements of any applicable Environmental Law relating to or affecting such Person or the condition or operation of such Person's business or its properties, both real and personal.

          "Reserve Percentage" means, for any Bank and for any Interest Period, the reserve percentage applicable during such Interest Period under regulations issued from time to time by the Board (or if more than one such percentage is so applicable, the daily average for such percentages for those days in such Interest Period during which any such percentage shall be so applicable) for determining the maximum reserve requirement (including any marginal, supplemental or emergency reserves) for such Bank in respect of liabilities or assets consisting of or including Eurocurrency Liabilities.

          "Reset Date" has the meaning set forth in Section 4.02(a).

          "Responsible Officer" means, with respect to any Loan Party, the president, chief executive officer, chief operating officer, treasurer or chief financial officer of such Loan Party.

          "Restricted Payment" means (a) any dividend or other distribution, direct or indirect, on account of any shares of any class of stock of the Company now or hereafter outstanding, except a dividend payable solely in shares of stock or warrants, rights or options to acquire shares of stock of the Company and (b) any redemption, retirement, purchase or other acquisition, direct or indirect, of any shares of any class of stock of the Company, now or hereafter outstanding, or of any warrants, rights or options to acquire any such shares, except to the extent that the consideration therefor consists of shares of stock (including warrants, rights or options relating thereto) of the Company; provided, Restricted Payments shall exclude stock redemptions or repurchases of any capital stock of the Company or dividends payable on any preferred stock of the Company up to a maximum of a total of $20,000,000.00 plus (minus) 50% of Consolidated Net Income (Loss) during the term hereof.

          "Revolving Period" means the period commencing on the Effective Date to and including the Termination Date.

          "Stated Amount" means, with respect to each Letter of Credit, at any time, the maximum amount then available to be drawn thereunder (without regard to whether any condition to drawing thereon could be met).

          "Subsidiary" means and includes, with respect to any Person, (a) any corporation more than 50% of whose stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time stock of any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such Person, directly or indirectly and (b) any partnership, association, joint venture or other entity in which such Person, directly or indirectly, (i) has the voting power to elect more than 50% of the directors (or Persons performing similar functions) thereof or (ii) owns more than 50% of the equity interest therein.

          "TCB" means Texas Commerce Bank National Association, a national banking association.

          "Termination Date" means, subject to Section 11.01, the date on which the Revolving Period shall terminate being June 30, 1999.

          "Total Canadian Commitment" means the sum of the Canadian Commitments of each of the Canadian Banks, which as of the Effective Date is U.S.$30,000,000.00 (or its Canadian Dollar Equivalent) as adjusted from time to time pursuant to Section 2.16(d) pursuant to the terms hereof never to exceed U.S. $100,000,000.00 or its Canadian Dollar Equivalent in the aggregate.

          "Total Commitment" means the aggregate of the Total U.S. Commitment and the Total Canadian Commitment, never to exceed $350,000,000.00 in the aggregate as reduced from time to time pursuant to the terms hereof.

          "Total U.S. Commitment" means the sum of U.S. Commitments of each of the Banks which, as of the Effective Date is $320,000,000.00 as adjusted from time to time pursuant to Section 2.16(d), never to exceed $350,000,000.00.

          "Total U.S. Exposure" means the sum of the aggregate principal amounts of outstanding U.S. Loans, and U.S. Letter of Credit Outstandings at such time.

          "Total Canadian Exposure" means the sum of the aggregate principal amounts of outstanding Canadian Loans, the aggregate face amount of all outstanding Bankers' Acceptances, and the Canadian Letter of Credit Outstandings at such time.

          "U.S. Agent" has the meaning specified in the Introduction to this Agreement.

          "U.S. Bank" and "U.S. Banks" means each Bank agreeing to participate in the U.S. Facility as shown on the signature page hereto for such Bank or each Eligible Assignee to which a portion of any Bank's interests, rights and obligations under this Agreement, is assigned in accordance with Section 13.11 and collectively, all of the foregoing.

          "U.S. Commitment" means, with respect to each Bank, the amount to be lent by such Bank set forth opposite the name of such Bank under the heading "U.S. Commitment" on the signature page for such Bank, or, in the case of any Person who becomes a Bank after the Execution Date, on the signature page of the Assignment and Acceptance executed by such Person, in each case, as the same may be amended from time to time or terminated pursuant to Section 4.03 or Article XI.

          "U.S. Credit Event" means the making of a U.S. Loan or the issuance of a U.S. Letter of Credit.

          "U.S. Default Rate" has the meaning defined in Section 2.09(d)(i).

          "U.S. Dollar Equivalent" means, with respect to an amount of Canadian Dollars, on any date, the amount of U.S. Dollars that may be purchased with such amount of Canadian Dollars at the Exchange Rate with respect to Canadian Dollars on such date.

          "U.S. Facility" means the U.S. Loans made and the U.S. Letters of Credit issued by the U.S. Banks up to the maximum amount of the Total U.S. Commitment.

          "U.S. Issuer" means the U. S. Agent.

          "U.S. Letter of Credit" means a Letter of Credit issued by the U.S. Issuer.

          "U.S. Letter of Credit Limit" means $150,000,000.00.

          "U.S. Letter of Credit Outstandings" means Letter of Credit Outstandings with respect to U.S. Letters of Credit.

          "U.S. Loans" and "U.S. Loan" means collectively, the Committed Loans and the Negotiated Rate Loans and individually, any one of the foregoing.

          "U.S. Notes" and "U.S. Note" means collectively, the Committed Notes and the Negotiated Rate Notes and individually, any one of the foregoing.

          "Unfunded Current Liability" means, with respect to any Plan, the amount, if any, by which the present value of the accrued benefits under the Plan as of the close of its most recent Plan year exceeds the fair market value of the assets allocable thereto, determined in accordance with Section 412 of the Code or Applicable Canadian Pension Legislation, as the case may be.

          "Unpaid Drawing" has the meaning specified in Section 3.04(a).

          "Unutilized Canadian Commitment" for any Canadian Bank, at any time, means (a) such Canadian Bank's Commitment at such time less (b) the sum of (i) the outstanding Loans made by such Canadian Bank at such time, (ii) the aggregate face amount of all Bankers' Acceptances accepted by such Canadian Bank outstanding at such time, and (iii) the product of (A) the Canadian Letters of Credit Outstandings at such time multiplied by (B) such Canadian Bank's Percentage Participation at such time.

          "Unutilized U.S. Commitment" for any U.S. Bank, at any time, means (a) such U.S. Bank's Commitment at such time less (b) the sum of (i) the outstanding Loans (exclusive of Negotiated Rate Loans) made by such U.S. Bank at such time and (ii) the product of (A) the U.S. Letter of Credit Outstandings at such time multiplied by (B) such U.S. Bank's Percentage Participation at such time.

          SECTION 1.02 Types of Loans. Loans hereunder are distinguished by "Type". The Type of a Loan refers to the determination whether such Loan is a Eurodollar Rate Loan, an Alternate Base Rate Loan, a Canadian Base Rate Loan or a Canadian Prime Loan.

          SECTION 1.03 Accounting Terms. All accounting terms not otherwise defined herein shall be construed in accordance with GAAP.


                                  ARTICLE II
                                     LOANS

          SECTION 2.01 Loans. (a) Committed Loans. Subject to and upon the terms and conditions herein set forth, each U.S. Bank severally agrees at any time and from time to time during the Revolving Period to make and maintain a loan or loans (each a "Committed Loan" and collectively, the "Committed Loans") to the Company, which Committed Loans (i) shall be made and maintained in Dollars pursuant to one or more Borrowings comprised of Alternate Base Rate Loans or Eurodollar Rate Loans; provided that, except as otherwise specifically provided herein, all Committed Loans comprising all or a portion of the same Borrowing shall at all times be of the same Type, (ii) may be repaid and reborrowed in accordance with the provisions hereof and (iii) shall, in the aggregate, not exceed the total principal amount at any time outstanding which, when added to the product of such U.S. Bank's Percentage Participation of the U.S. Letter of Credit Outstandings at such time, equals the U.S. Commitment of such Bank. Notwithstanding the foregoing, (y) the sum of (A) the aggregate outstanding principal amount of the U.S. Loans of all U.S. Banks plus the U.S. Letter of Credit Outstandings plus the U.S. Dollar Equivalent of (B) the aggregate outstanding principal amount of the Canadian Loans plus the aggregate face amount of all Bankers' Acceptance (less the amount of any amortized discount on such U.S. Dollar Equivalent of the Bankers' Acceptances) plus the Canadian Letter of Credit Outstandings shall at no time exceed the Total Commitment, and
(z) the sum of the unutilized portion of the Total Commitment of all Banks must at all times equal or exceed the sum of all Negotiated Rate Loans then outstanding. There shall be no further advances of any Loans and no additional Borrowings after the Termination Date. The U.S. Agent shall promptly give the U.S. Banks written notice or telephonic notice (promptly confirmed in writing) of each proposed Borrowing from the U.S. Banks, of each of such U.S. Bank's proportionate share thereof and of the other matters covered by each Notice of
U. S. Borrowing.

          (b) Negotiated Rate Loans. (i) The Company may, from time to time, request any one or more of the U.S. Banks to make a Negotiated Rate Loan to which request such Banks may, but are not obligated to, respond. Negotiated Rate Loans shall be negotiated between the Company and any one or more U.S. Banks on such terms and conditions as are mutually acceptable to those parties, subject to the terms of this Agreement. Negotiated Rate Loans shall be made and maintained in Dollars and shall be allowed to a total maximum principal amount of $250,000,000.00; provided no U.S. Bank may agree to a Negotiated Rate Loan in a greater amount than the dollar value of its Percentage Participation in the Total U.S. Commitment, plus the dollar value of its Canadian Bank Affiliate's Percentage Participation in the Total Canadian Commitment Negotiated Rate Loans shall have no effect on the Total U.S. Commitment or the calculation of the sums due under Section 4.01(a) and said calculation shall be made as if said Negotiated Rate Loans had not occurred. All Negotiated Rate Loans shall be evidenced by a promissory note or notes (a "Negotiated Rate Loan Note") executed by the Company payable to the order of any U.S. Bank making a Negotiated Rate Loan and containing such terms and conditions as may be agreed to between said Persons.

          (ii) Negotiated Rate Loans shall be considered U.S. Loans hereunder (except as affects the computation of the commitment fee set forth in Section 4.01(a)) and shall be subject to the general requirements of this Agreement; provided that, subject to the limitations of this Section, any U.S. Bank making a Negotiated Rate Loan may agree with the Company to modify or waive the terms and requirements of such Negotiated Rate Loan other than those governed by this
Section 2.01(b).

          (iii) The Company agrees to notify the Agent by telephone (followed by a confirmation in writing), of any Negotiated Rate Loan, including the amount and the scheduled repayment thereof, and to keep the Agent continually informed of the amount of Negotiated Rate Loans from each U.S. Bank, including any changes therein immediately as they occur.

          (c) Canadian Loans. Subject to the terms and conditions hereof, each Canadian Bank severally agrees to make revolving credit loans which shall be Canadian Prime Loans or Canadian Base Rate Loans or Eurodollar Rate Loans (each a "Canadian Loan" and collectively, the "Canadian Loans") to, accept and purchase Bankers' Acceptances drawn on it by, and issue or purchase participations in Canadian Letters of Credit for the account of, the Canadian Borrower from time to time during the Revolving Period. Subject to the terms and conditions hereof, during the Revolving Period, the Canadian Borrower may use the Canadian Commitment of each Canadian Bank by borrowing, prepaying or repaying the Canadian Loans from or issuing Bankers' Acceptances drawn on or requesting the issuance of Canadian Letters of Credit by such Canadian Bank, all in accordance with the terms and conditions hereof; provided that (subject to Sections 2.07 and 2.04(b), respectively) no Canadian Loan or Bankers' Acceptance may be made or accepted on or after the Termination Date and no Canadian Letter of Credit can be issued after the Letter of Credit Termination Date. Notwithstanding anything to the contrary contained in this Agreement, in no event may Canadian Loans be borrowed or Bankers' Acceptances be drawn or Canadian Letters of Credit be requested by the Canadian Borrower if, after giving effect thereto and the application of the proceeds thereof, the Aggregate Canadian Extensions of

Credit of any Canadian Bank then outstanding would exceed such Canadian Bank's Canadian Commitment.

          SECTION 2.02 Minimum Amount of Each Borrowing. (a) The aggregate principal amount of each Committed Loan made by the U.S. Banks shall not be less than the lesser of (i) $1,000,000.00 and, if greater, shall be an integral multiple of $100,000.00 and (ii) the then unutilized portion of the Total U.S. Commitment. More than one such Borrowing may occur on the same day but at no time shall there be outstanding more than ten Borrowings of Eurodollar Rate Loans.

          (b) The aggregate principal amount of each Canadian Loan made by the Canadian Banks shall not be less than the lesser of (i) C$500,000.00 or $500,000.00, as the case may be, or, if greater, an integral multiple of C$100,000.00 or $100,000.00, as the case may be, in excess thereof and (ii) the then unutilized portion of the Total Canadian Commitment.

          SECTION 2.03 Notice of Borrowing. (a) Whenever the Company desires to make a Borrowing under the U.S. Facility, the Company shall give written notice (a "Notice of U.S. Borrowing") (or telephonic notice promptly confirmed in writing) to the U.S. Agent (i) in the case of a Borrowing to be comprised of Alternate Base Rate Loans, not later than 11:00 a.m. (Houston, Texas time) on the Borrowing Date for such Borrowing and (ii) in the case of a Borrowing comprised of Eurodollar Rate Loans, not later than 11:00 a.m. (Houston, Texas time) three (3) Business Days prior to the Borrowing Date for such Borrowing. Each Notice of U.S. Borrowing shall be irrevocable and shall be in the form of
Exhibit 2.03A specifying (A) the aggregate principal amount of the Loans to be made pursuant to such Borrowing, (B) the Borrowing Date (which shall be a Business Day), (C) whether such Loans are to be initially maintained as Alternate Base Rate Loans or Eurodollar Rate Loans and (D) if the proposed Borrowing is to be comprised of Eurodollar Rate Loans, the initial Interest Period to be applicable thereto. The Company may submit one or more Notices of U.S. Borrowing on any Business Day.

          (b) The Canadian Borrower may borrow Canadian Loans during the Revolving Period on any Business Day, provided that it shall give written notice (a "Notice of Canadian Borrowing") to the Canadian Agent not later than 12:00 noon (Toronto, Ontario time) on the day of the requested Borrowing Date, in the case of Canadian Prime Loans or Canadian Base Rate Loans and three (3) Business Days in advance of the requested Borrowing Date for Eurodollar Rate Loans, specifying (a) the amount to be borrowed, (b) the requested Borrowing Date, (c) whether such Loans are to be Canadian Prime Loans, Canadian Base Rate Loans or Eurodollar Rate Loans, and (d) if applicable, the Interest Period. Each Notice of Canadian Borrowing shall be irrevocable and shall be in the form of Exhibit 2.03B. Upon receipt of such notice, the Canadian Agent shall promptly notify each Canadian Bank thereof.

          (c) The Canadian Borrower may request the acceptance of Bankers' Acceptances pursuant to Section 2.04(a).

          SECTION 2.04 Bankers' Acceptances. (a) Subject to the terms and conditions hereof, each Canadian Bank severally agrees to accept and purchase Bankers' Acceptances drawn upon it by the Canadian Borrower denominated in Canadian Dollars. The Canadian Borrower shall notify the Canadian Agent by irrevocable written notice (each a "Bankers' Acceptance Notice") by 10:00 a.m. (Toronto, Ontario time) two (2) Business Days prior to the Borrowing Date in respect of any Borrowing by way of Bankers' Acceptances. Each Borrowing by way of Bankers' Acceptances shall be in a minimum aggregate face amount of C$1,000,000.00 and integral multiples of C$100,000.00 in excess thereof. The face amount of each Bankers' Acceptance shall be C$100,000.00 or any integral multiple thereof. Each Bankers' Acceptance Notice shall be in the form of
Exhibit 2.04A.

          (i) Term. Bankers' Acceptances shall be issued and shall mature on a Business Day. Each Bankers' Acceptance shall have a term of 30, 60, 90 or 180 days excluding days of grace and shall mature on or before the Maturity Date and shall be in form and substance reasonably satisfactory to each Canadian Bank.

          (ii) Bankers' Acceptances in Blank. To facilitate the acceptance of Bankers' Acceptances under this Agreement, the Canadian Borrower shall, upon execution of this Agreement and from time to time as required, provide to the Canadian Agent drafts, in form satisfactory to the Canadian Agent, duly executed and endorsed in blank by the Canadian Borrower in quantities sufficient for each Canadian Bank to fulfill its obligations hereunder. In addition, the Canadian Borrower hereby appoints each Canadian Bank as its attorney to sign and endorse on its behalf, in handwriting or by facsimile or mechanical signature as and when deemed necessary by such Canadian Bank, blank forms of Bankers' Acceptances. The Canadian Borrower recognizes and agrees that all Bankers' Acceptances signed and/or endorsed on its behalf by a Canadian Bank shall bind the Canadian Borrower as fully and effectually as if signed in the handwriting of and duly issued by the proper signing officers of the Canadian Borrower. Each Canadian Bank is hereby authorized to issue such Bankers' Acceptances endorsed in blank in such face amounts as may be determined by such Bank provided that the aggregate amount thereof is equal to the aggregate amount of Bankers' Acceptances required to be accepted by such Bank. No Canadian Bank shall be responsible or liable for its failure to accept a Bankers' Acceptance if the cause of such failure is, in whole or in part, due to the failure of the Canadian Borrower to provide duly executed and endorsed drafts to the Canadian Agent on a timely basis nor shall any Canadian Bank be liable for any damage, loss or other claim arising by reason of any loss or improper use of any such instrument except loss or improper use arising by reason of the gross negligence or willful misconduct of such Bank, its officers, employees, agents or representatives. Each Canadian Bank shall maintain a record with respect to Bankers' Acceptances (i) received by it from the Canadian Agent in blank hereunder, (ii) voided by it for any reason, (iii) accepted by it hereunder,
(iv) purchased by it hereunder and (v) canceled at their respective maturities. Each Canadian Bank further agrees to retain such records in the manner and for the statutory periods provided in the various Canadian provincial or federal statutes and regulations which apply to such Bank.

          (iii) Execution of Bankers' Acceptances. Drafts of the Canadian Borrower to be accepted as Bankers' Acceptances hereunder shall be duly executed by one or more Responsible Officers on behalf of the Canadian Borrower. Notwithstanding that any person whose signature appears on any Bankers' Acceptance as a signatory for the Canadian Borrower may no longer be an authorized signatory for the Canadian Borrower at the date of issuance of a Bankers' Acceptance, such signature shall nevertheless be valid and sufficient for all purposes as if such authority had remained in force at the time of such issuance and any such Bankers' Acceptance so signed shall be binding on the Canadian Borrower.

          (iv) Issuance of Bankers' Acceptances. Promptly following receipt of a Bankers' Acceptance Notice, the Canadian Agent shall so advise the Canadian Banks and shall advise each Canadian Bank of the face amount of each Bankers' Acceptance to be accepted by it and the term thereof. The aggregate face amount of Bankers' Acceptances to be accepted by a Canadian Bank shall be determined by the Canadian Agent by reference to the respective Canadian Commitments of the Canadian Banks, except that, if the face amount of a Bankers' Acceptance, which would otherwise be accepted by a Canadian Bank, would not be C$100,000.00 or an integral multiple thereof, such face amount shall be increased or reduced by the Canadian Agent in its sole and unfettered discretion to the nearest integral multiple of C$100,000.00.

          (v) Acceptance of Bankers' Acceptances. Each Bankers' Acceptance to be accepted by a Canadian Bank shall be accepted at such Bank's office shown on the signature page hereof or as otherwise designated by said Canadian Bank from time to time.

          (vi) Purchase of Bankers' Acceptances. On the relevant Borrowing Date, each Canadian Bank severally agrees to purchase from the Canadian Borrower, at the face amount thereof discounted by the Applicable BA Discount Rate, any Bankers' Acceptance accepted by it and provide to the Canadian Agent, for the account of the Canadian Borrower, the BA Discount Proceeds in respect thereof after deducting therefrom the amount of the Acceptance Fee payable by the Canadian Borrower to such Bank under Section 2.04(c) in respect of such Bankers' Acceptance.

          (vii) Sale of Bankers' Acceptances. Each Canadian Bank may at any time and from time to time hold, sell, rediscount or otherwise dispose of any or all Bankers' Acceptances accepted and purchased by it.

          (viii) Waiver of Presentment and Other Conditions. The Canadian Borrower waives presentment for payment and any other defense to payment of any amounts due to a Canadian Bank in respect of a Bankers' Acceptance accepted by it pursuant to this Agreement which might exist solely by reason of such Bankers' Acceptance being held, at the maturity thereof, by such Bank in its own right and the Canadian Borrower agrees not to claim any days of grace if such Bank as holder sues the Canadian Borrower on the Bankers' Acceptances for payment of the amount payable by the Canadian Borrower thereunder.

          (b) With respect to each Bankers' Acceptance, the Canadian Borrower, prior to the occurrence and continuation of a Default, may give irrevocable telephone or written notice (or such other method of notification as may be agreed upon between the Canadian Agent and the Canadian Borrower) to the Canadian Agent at or before 2:00 p.m. (Toronto, Ontario time) two (2) Business Days prior to the maturity date of such Bankers' Acceptance followed by written confirmation electronically transmitted to the Canadian Agent on the same day, of the Canadian Borrower's intention to issue one or more Bankers' Acceptances on such maturity date (each a "Refunding Bankers' Acceptance") to provide for the payment of such maturing Bankers' Acceptance (it being understood that payments by the Canadian Borrower and fundings by the Canadian Banks in respect of each maturing Bankers' Acceptance and each related Refunding Bankers' Acceptance shall be made on a net basis reflecting the difference between the face amount of such maturing Bankers' Acceptance and the BA Discount Proceeds (net of the applicable Acceptance Fee) of such Refunding Bankers' Acceptance). Any funding on account of any maturing Bankers' Acceptance must be made at or before 12:00 noon (Toronto, Ontario time) on the maturity date of such Bankers' Acceptance. If the Canadian Borrower fails to give such notice, the Canadian Borrower shall be irrevocably deemed to have requested and to have been advanced a Canadian Prime Loan in the face amount of such maturing Bankers' Acceptance on the maturity date of such maturing Bankers' Acceptance from the Canadian Bank which accepted such maturing Bankers' Acceptance, which Canadian Prime Loan shall thereafter bear interest as such in accordance with the provisions hereof until paid in full.

          (c) An Acceptance Fee shall be payable by the Canadian Borrower to each Canadian Bank in advance (in the manner specified in Section 2.04(a)(vi)) in respect of, and as a condition precedent to the acceptance of such Canadian Bank of, a Bankers' Acceptance to be accepted by such Canadian Bank calculated at the rate per annum equal to the applicable Margin, calculated on the face amount of such Bankers' Acceptance and computed on the basis of the number of days in the term of such Bankers' Acceptance and a year of 365 days.

          (d) Upon the occurrence and during the continuance of any Event of Default, and in addition to any other rights or remedies of any Canadian Bank and the Canadian Agent hereunder, any Canadian Bank or the Canadian Agent as and by way of collateral security (or such alternate arrangement as may be agreed upon by the Canadian Borrower and such Canadian Bank or the Canadian Agent, as applicable) shall be entitled to deposit and retain in an account to be maintained by the Canadian Agent (bearing interest at the Canadian Agent's rates as may be applicable in respect of other deposits of similar amounts for similar terms) amounts which are received by such Canadian Bank or the Canadian Agent from the Canadian Borrower hereunder or as proceeds of the exercise of any rights or remedies of any Canadian Bank or the Canadian Agent hereunder against the Canadian Borrower, to the extent such amounts may be required to satisfy any contingent or unmatured obligations or liabilities of the Canadian Borrower to the Canadian Banks or the Canadian Agent, or any of them hereunder.

          SECTION 2.05 Disbursement of Funds. (a) With respect to Borrowings made under the U.S. Facility, no later than 1:00 p.m. (Houston, Texas time) on the Borrowing Date each U.S. Bank will make available its pro rata portion of the amount of such Borrowing in Dollars and in immediately available funds at the U.S. Agent's Payment Office and the U.S. Agent will credit the amounts so received to the general deposit account of the Company with the U.S. Agent.
With respect to Borrowings under the Canadian Facility, no later than 1:00 p.m. (Toronto, Ontario time) on the Borrowing Date each Canadian Bank will make available its pro rata portion of the amount of such Borrowing in Canadian Dollars or U.S. Dollars as may be required and in immediately available funds at the Canadian Agent's Payment Office, and the Canadian Agent will credit the amounts so received to the deposit account of the Canadian Borrower specified by it in writing to the Canadian Agent.

          (b) Unless the relevant Agent shall have been notified by any Bank prior to the Borrowing Date that such Bank does not intend to make available to such Agent such Bank's portion of the Borrowing to be made on such date, such Agent may assume that such Bank has made such amount available to such Agent on such date of Borrowing and such Agent may, in reliance upon such assumption, make available to the Company or the Canadian Borrower, as appropriate, a corresponding amount. If such corresponding amount is not in fact made available to the relevant Agent by such Bank and the relevant Agent has made available same to the Company or the Canadian Borrower, as appropriate, the relevant Agent shall be entitled to recover such corresponding amount on demand from such Bank. If such Bank does not pay such corresponding amount forthwith upon such Agent's demand therefor, such Agent shall promptly notify the Company or the Canadian Borrower, as appropriate, and the Company or the Canadian Borrower, as appropriate, shall pay such corresponding amount to such Agent within two (2) Business Days after demand therefor. The relevant Agent shall also be entitled to recover from either such Bank or the Company or the Canadian Borrower, as applicable, interest on such corresponding amount from the date such corresponding amount was made available by the relevant Agent to the Company or the Canadian Borrower, as applicable, to the date such corresponding amount is recovered by such Agent, at a rate per annum equal to the lesser of (i) the Highest Lawful Rate or (ii) (A) as to any Loan under the U.S. Facility, the Federal Funds Effective Rate per annum from time to time, (B) as to any Loan under the Canadian Facility (y) denominated in U.S. Dollars , the Federal Funds Effective Rate per annum from time to time plus 1% or (z) as to any Loan, denominated in Canadian Dollars, the CDOR Rate per annum from time to time, as applicable. Nothing herein shall be deemed to relieve any Bank from its obligation to fulfill its commitments hereunder or to prejudice any rights which the Company or the Canadian Borrower, as applicable, may have against any such Bank as a result of any default by such Bank hereunder.

          SECTION 2.06 Notes. (a) The Company's obligation to pay the principal of, and interest on, all the Committed Loans made by each U.S. Bank shall be evidenced by: (i) in the case of U.S. Loans made pursuant to any section other than Section 2.01(b), the notes duly executed and delivered by the Company substantially in the form of Exhibit 2.06A hereto with blanks appropriately completed in conformity herewith (each a "Committed Note" and collectively, the "Committed Notes"), which Committed Notes shall be payable on or before the Maturity Date as provided in Article IV and mature, with respect to the Committed Loans evidenced thereby, on the Maturity Date, and shall bear interest as provided in the appropriate clause of Section 2.08 in respect of the Alternate Base Rate Loans and Eurodollar Rate Loans, as the case may be, and
(ii) in the case of Negotiated Rate Loans made pursuant to Section 2.01(b), Negotiated Rate Loan Notes which shall be payable and bear interest pursuant to the procedures established under Section 2.01(b).

          (b) The Canadian Borrower's obligation to pay the principal of, and interest on, all the Canadian Loans made by each Canadian Bank shall be evidenced by this Agreement and the terms hereof, which obligations shall be payable on or before the Maturity Date as provided in Article IV and shall mature, with respect to the Canadian Loans evidenced thereby, on the Maturity Date, and shall bear interest as provided in the appropriate clause of Section
2.09 in respect of Canadian Prime Loans, Canadian Base Rate Loans and Eurodollar Rate Loans, as the case may be.

          (c) Each Bank will note on its internal records, to the extent applicable, the date, amount, Type and Interest Period for each Loan made by such Bank hereunder, the date, amount and term of each Bankers' Acceptance accepted by it, and the date, amount, beneficiary and expiration date of each Letter of Credit issued by it, and in each case the amount of each payment in respect thereof and will, prior to any transfer of any of its Notes, endorse on the reverse side thereof the outstanding principal amount of Loans evidenced thereby. Failure to make any such notation shall not affect the Company's or the Canadian Borrower's obligations, as the case may be, in respect of such Loans, Bankers' Acceptances or Letters of Credit. Absent manifest error, each Bank's records, and each U.S. Bank's notations on any Note held by it, as to the outstanding Obligations owed to it shall be conclusive and binding on the Company, the Canadian Borrower, each Guarantor and all other Persons.

          SECTION 2.07 Conversions and Continuances. The Company under the U.S. Facility and the Canadian Borrower under the Canadian Facility shall have the option to convert on any Business Day all or a portion of the outstanding principal amount of one Type of its Loans made pursuant to one or more Borrowings into a Borrowing or Borrowings of the other Type of Loans provided, that (i) except as otherwise provided in Section 2.13, no partial conversion of Eurodollar Rate Loans shall reduce the outstanding principal amount of Eurodollar Rate Loans made pursuant to any single Borrowing to less than $5,000,000.00; (ii) Alternate Base Rate Loans or Canadian Base Rate Loans may only be converted into Eurodollar Rate Loans, and Eurodollar Rate Loans may only be continued as further Eurodollar Rate Loans, if and only if, in either case no Default or Event of Default is in existence on the date of the conversion; (iii) after the Termination Date, an outstanding Canadian Loan denominated in U.S. Dollars or Canadian Dollars, as the case may be, may not be converted into or continued as a Canadian Loan denominated in the other of such currencies, except with the prior written consent of each of the Canadian Banks and except at the option of any Canadian Bank pursuant to Section 11.03; and (iv) after the Termination Date, an outstanding Canadian Letter of Credit denominated in U.S. Dollars or Canadian Dollars, as the case may be, may not be renewed, replaced, re-issued or extended as a Canadian Letter of Credit denominated in the other of such currencies, except with the prior written consent of the Issuing Bank and each of the Canadian Banks. Each such conversion shall be effected by the Company or the Canadian Borrower, as applicable, giving the relevant Agent notice (each a "Notice of Conversion") prior to 11:00 a.m. (Houston, Texas time) or 12:00 noon (Toronto, Ontario time) at least (a) three (3) Business Days prior to the date of such conversion in the case of a conversion into or continued as Eurodollar Rate Loans and (b) one Business Day in the case of a conversion into or continued as Alternate Base Rate Loans or Canadian Base Rate Loans or Canadian Prime Loans, specifying each Type of Borrowing (or portions thereof) to be so converted and, if to be converted into or continued as Eurodollar Rate Loans, the Interest Period to be initially applicable thereto. The applicable Agent shall promptly give the Banks written or telephonic notice (promptly confirmed in writing) of any such proposed conversion affecting any of its Loans.

          SECTION 2.08 Pro Rata Borrowings. (a) Except as otherwise provided in
Section 2.16(d) or Section 2.01(b), all Borrowings under this Agreement shall be incurred from the Banks pro rata on the basis of their respective Percentage Participations. It is understood that no Bank shall be responsible for any default by any other Bank in its obligation to make Loans hereunder and that each Bank shall be obligated to make the Loans provided to be made by it hereunder, regardless of the failure of any other Bank to fulfill its commitments hereunder.

          SECTION 2.09 Interest. (a) (i) Subject to Section 13.08, the Company agrees to pay interest in respect of the unpaid principal amount of each Alternate Base Rate Loan from the date of the respective Borrowing to maturity (whether by acceleration or otherwise) at a rate per annum which shall at all times be equal to the lesser of (i) the Highest Lawful Rate and (ii) the applicable Margin plus the Alternate Base Rate in effect from time to time. If the Alternate Base Rate is based on the Prime Rate, interest shall be computed on the basis of the actual number of days elapsed over a year of 365 or 366 days, as the case may be. If the Alternate Base Rate is based on the Federal Funds Effective Rate, interest shall be computed on the basis of the actual number of days elapsed over a year of 360 days.

          (ii) Subject to Section 13.08, the Canadian Borrower agrees to pay interest in respect of the unpaid principal amount of each Canadian Prime Loan from the date of the respective Borrowing to maturity (whether by acceleration or otherwise) at a rate per annum which shall at all times be equal to the lesser of (x) the Highest Lawful Rate and (y) the applicable Margin plus the Canadian Prime Rate in effect from time to time. Interest shall be computed on each Canadian Prime Loan on the basis of the actual number of days elapsed over a year of 365 or 366 days, as the case may be.

          (iii) Subject to Section 13.08, the Canadian Borrower agrees to pay interest in respect of the unpaid principal amount of each Canadian Base Rate Loan from the date of the respective Borrowing to maturity (whether by acceleration or otherwise) at a rate per annum which shall at all times be equal to the lesser of (x) the Highest Lawful Rate and (y) the applicable Margin plus the Alternate Canadian Base Rate in effect from time to time. Interest shall be computed on each Canadian Base Rate Loan on the basis of the actual number of days elapsed over a year of 360 days.

          (b) (i) Subject to Section 13.08, the Company agrees to pay interest in respect of the unpaid principal amount of each Eurodollar Rate Loan from the date of the respective Borrowing to maturity (whether by acceleration or otherwise) at a rate per annum (computed on the basis of the actual number of days elapsed over a year of 360 days) which shall, during each Interest Period applicable thereto, be equal to the lesser of (x) the Highest Lawful Rate and
(y) the applicable Margin plus the relevant Eurodollar Rate for such Interest Period.

          (ii) Subject to Section 13.08, the Canadian Borrower agrees to pay interest in respect of the unpaid principal amount of each Eurodollar Rate Loan from the date of the respective Borrowing to maturity (whether by acceleration or otherwise) at a rate per annum (computed on the basis of the actual number of days elapsed over a year of 360 days) which shall, during each Interest Period applicable thereto, be equal to the lesser of (x) the Highest Lawful Rate and
(y) the applicable Margin plus the relevant Eurodollar Rate for such Interest Period.

          (c) Subject to Section 13.08, the Canadian Borrower agrees to pay, in respect of each Bankers' Acceptance which it requests be accepted and purchased by a Canadian Bank, the Acceptance Fee provided for in Section 2.04.

          (d) (i) Subject to Section 13.08, overdue principal and, to the extent permitted by law, overdue interest in respect of each U.S. Loan and all other overdue amounts owing hereunder shall bear interest for each day that such amounts are overdue at a rate per annum equal to the lesser of (i) the Highest Lawful Rate and (ii) the Alternate Base Rate plus 2% per annum in effect from time to time (such lesser rate of interest being the "U.S. Default Rate"); provided, that no Loan shall bear interest after maturity (whether by acceleration or otherwise) at a rate per annum less than the lesser of (i) rate of interest applicable thereto at maturity and (ii) the Highest Lawful Rate.

          (ii) Subject to Section 13.08, overdue principal and, to the extent permitted by law, overdue interest in respect of each Canadian Loan and all other overdue amounts owing hereunder shall bear interest for each day that such amounts are overdue at a rate per annum equal to the lesser of (i) the Highest Lawful Rate and (ii) (A) in the case of Canadian Prime Loans, the Canadian Prime Rate in effect from time to time plus 2% per annum, and (B) in the case of Canadian Base Rate Loans, the Alternate Canadian Base Rate in effect from time to time plus 2% per annum (such lesser rate of interest being the "Canadian Default Rate"); provided, that no Loan shall bear interest after maturity (whether by acceleration or otherwise) at a rate per annum less than the lesser of (i) rate of interest applicable thereto at maturity and (ii) the Highest Lawful Rate.

          (e) Interest on each Loan shall accrue from and including the date of such Loan to but excluding the date of any repayment thereof and shall be payable (i) in respect of Eurodollar Rate Loans (A) on the last day of the Interest Period applicable thereto and in the case of any Interest Period in excess of three months on each Designated Payment Date commencing on September 30, 1996 occurring during such Interest Period and (B) on the date of any voluntary or mandatory prepayment or any conversion, (ii) in respect of each Alternate Base Rate Loan or Canadian Prime Loan or Canadian Base Rate Loan (A) on each Designated Payment Date commencing on September 30, 1996 and (B) on the date of any voluntary or mandatory prepayment and (iii) in respect of each Loan, at maturity (whether by acceleration or otherwise) and, after maturity, on demand.

          (f) The relevant Agent, upon determining the Eurodollar Rate for any Interest Period, shall notify the Company or the Canadian Borrower, as applicable and the relevant Banks thereof. Each such determination shall, absent manifest error, be final and conclusive and binding on all parties hereto.

In addition, prior to the due date for the payment of interest on any Loans set forth in Section 2.08(d) the relevant Agent shall notify the Company or the Canadian Borrower, as applicable, by telecopy of the amount of interest due by the Company or the Canadian Borrower, as applicable, on all outstanding Loans on the applicable due date.

          (g) The Company or the Canadian Borrower, as applicable, shall pay to the relevant Agent for the account of each relevant Bank that has made a Eurodollar Rate Loan, so long as such Bank shall be required under regulations of the Board to maintain reserves with respect to liabilities or assets consisting of or including Eurocurrency Liabilities, additional interest on the unpaid principal amount of each such Eurodollar Rate Loan of such Bank, from the date of such Loan until such principal amount is paid in full, at an interest rate per annum equal at all times during the Interest Period for such Loan to the lesser of (i) the Highest Lawful Rate and (ii) the remainder obtained by subtracting (A) the Eurodollar Rate for such Interest Period from (B) the rate obtained by dividing such Eurodollar Rate referred to in clause (A) above by that percentage equal to 100% minus the Reserve Percentage of such Bank for such Interest Period. Such additional interest shall be determined by such Bank as incurred and shall be payable five calendar days after demand therefor by such Bank to the Company or the Canadian Borrower, as applicable through the relevant Agent. In no event shall the amounts payable under this Section (to the extent, if any, constituting interest under applicable laws), together with all amounts constituting interest under applicable laws and payable in connection with this Agreement, the Notes and the other Loan Documents, exceed the Highest Lawful Rate. Each determination by a Bank of additional interest under this Section shall be conclusive and binding for all purposes in the absence of manifest error.

          SECTION 2.10 Interest Periods. (a) At the time the Company or the Canadian Borrower, as applicable, gives any Notice of Borrowing or Notice of Conversion in respect of the making of, or conversion into, a Eurodollar Rate Borrowing, the Company or the Canadian Borrower, as applicable, shall have the right to elect, by giving the applicable Agent on the dates and at the times specified in Section 2.03 or Section 2.07, as the case may be, notice of the interest period (each an "Interest Period") applicable to such Eurodollar Rate Borrowing, which Interest Period shall be either a one, two, three or six month period; provided, that:

          (i) all Loans comprising a Eurodollar Rate Borrowing shall at all times have the same Interest Period;

          (ii) the initial Interest Period for any Eurodollar Rate Borrowing shall commence on the date of such Eurodollar Rate Borrowing (including the date of any conversion thereto pursuant to Section 2.07) and each Interest Period occurring thereafter in respect of such Eurodollar Rate Borrowing shall commence on the day on which the next preceding Interest Period expires;

          (iii) if any Interest Period relating to a Borrowing of Eurodollar Rate Loans begins on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period, such Interest Period shall end on the last Business Day of such calendar month;

          (iv) if any Interest Period would otherwise expire on a day which is not a Business Day, such Interest Period shall expire on the next succeeding Business Day; provided, however, that if any Interest Period in respect of a Borrowing of Eurodollar Rate Loans would otherwise expire on a day which is not a Business Day, but is a day of the month after which no further Business Day occurs in such month, such Interest Period shall expire on the next preceding Business Day;

          (v) no Interest Period shall extend beyond  the Maturity Date; and

          (vi) at no time shall there be more than ten Interest Periods in effect under this Agreement.

          (b) If upon the expiration of any Interest Period applicable to a Eurodollar Rate Borrowing, the Company or the Canadian Borrower has failed to elect a new Interest Period to be applicable to such Borrowing as provided above, such party shall be deemed to have elected to convert such Borrowing into Alternate Base Rate Loans or Canadian Base Rate Loans, as applicable, effective as of the expiration date of such current Interest Period.

          SECTION 2.11 Interest Rate Not Ascertainable. In the event that either Agent shall have reasonably determined (which determination shall, absent manifest error, be final, conclusive and binding upon all parties) that on any date for determining the Eurodollar Rate for any Interest Period, by reason of any changes arising after the date of this Agreement affecting the Eurodollar interbank market or any Bank's position in such market, adequate and fair means do not exist for ascertaining the applicable interest rate on the basis provided for in the definition of Eurodollar Rate, then, and in any such event, the applicable Agent shall forthwith give notice to the Company and to the Banks of such determination. Until such Agent notifies the Company or the Canadian Borrower, as appropriate, that the circumstances giving rise to the suspension described herein no longer exist, the obligations of the Banks to make Eurodollar Rate Loans shall be suspended.

          SECTION 2.12 Reserve Requirements; Change in Circumstances. (a) Notwithstanding any other provision herein, but subject to Section 13.08, if after the Execution Date the application or effectiveness of any applicable law or regulation or any change in applicable law or regulation or in the interpretation or administration thereof, or compliance by any Bank with any applicable guideline or request from any central bank or governmental authority (whether or not having the force of law) (i) shall change the basis of taxation of payments to any Bank of the principal of or interest on any Eurodollar Rate Loan made by such Bank or any other fees or amounts payable hereunder (other than (x) taxes imposed on the overall net income of such Bank or its Applicable Lending Office or franchise taxes imposed upon it by the jurisdiction in which such Bank or its Applicable Lending Office has an office or by any political subdivision or taxing authority therein (or any tax which is enacted or adopted by such jurisdiction, political subdivision or taxing authority as a direct substitute for any such taxes) or (y) any tax, assessment, or other governmental charge that would not have been imposed but for the failure of any Bank to comply with any certification, information, documentation, or other reporting requirement), (ii) shall impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, such Bank (without duplication of any amounts paid pursuant to Section 2.09(f)) or (iii) shall impose on such Bank or the London Interbank Market any other condition affecting this Agreement or any Eurodollar Rate Loan made by such Bank, and the result of any of the foregoing shall be to increase the cost to such Bank of maintaining its Commitment or of making or maintaining any Eurodollar Rate Loan or to reduce the amount of any sum received or receivable by such Bank hereunder (whether of principal, interest or otherwise) in respect thereof by an amount deemed in good faith by such Bank to be material, then the Company or the Canadian Borrower, as appropriate, shall pay to the appropriate Agent for the account of such Bank such additional amount or amounts as will compensate such Bank for such increase or reduction to such Bank upon demand by such Bank (through the applicable Agent). Notwithstanding the foregoing, in no event shall the compensation payable under this paragraph (to the extent, if any, constituting interest under applicable laws), together with all amounts constituting interest under applicable laws and payable in connection with this Agreement, the Notes and the other Loan Documents, exceed the Highest Lawful Rate.

          (b) If any Bank shall have determined in good faith that any law, rule, regulation or guideline regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof or compliance by any Bank (or any lending office of such Bank) with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency has or would have the effect of reducing the rate of return on the capital of such Bank as a consequence of, or with reference to, such Bank's obligations hereunder to a level below that which such Bank could have achieved but for such adoption, change or compliance by an amount deemed by such Bank to be material, then, from time to time, the Company or the Canadian Borrower, as appropriate, shall pay to the appropriate Agent for the account of such Bank such additional amount or amounts as will reasonably compensate such Bank for such reduction. Notwithstanding the foregoing, in no event shall the compensation payable under this paragraph (to the extent, if any, constituting interest under applicable laws) together with all amounts constituting interest under applicable laws and payable in connection with this Agreement, the Notes or the other Loan Documents, exceed the Highest Lawful Rate.

          (c) Each Bank will notify the Company or the Canadian Borrower, as appropriate, through the appropriate Agent of any event occurring after the date of this Agreement which will entitle such Bank to compensation pursuant to this Section, as promptly as practicable, and in any event within 120 days after it becomes aware thereof. A certificate of a Bank setting forth in reasonable detail (i) such amount or amounts as shall be necessary to compensate such Bank as specified in paragraph (a) or (b) above, as the case may be and (ii) the calculation of such amount or amounts under clause (a)(i), shall be delivered to the Company or the Canadian Borrower, as appropriate, (with a copy to the appropriate Agent) and shall be conclusive absent manifest error. The Company or the Canadian Borrower, as appropriate, shall pay to the appropriate Agent for the account of such Bank the amount shown as due on any such certificate will reasonably compensate such Bank for such matters within 30 days after its receipt of the same. Upon the request of the Company or the Canadian Borrower, as appropriate, each Bank agrees that it will use reasonable efforts to designate a different Applicable Lending Office for the Loans due to it affected by the matters described in subsection (a) and (b)above, if such designation will avoid or reduce the liability of the Company to such Bank under this Section so long as such designation is not disadvantageous to such Bank as determined by such Bank in its sole discretion.

          (d) Except as expressly provided in subsection (c) above, failure on the part of any Bank to demand compensation for any increased costs or reduction in amounts received or receivable or reduction in return on capital with respect to any Interest Period shall not constitute a waiver of such Bank's rights to demand compensation for any increased costs or reduction in amounts received or receivable or reduction in return on capital with respect to such Interest Period or any other Interest Period.

          (e) In the event any Bank shall seek compensation pursuant to this Section, the Company or the Canadian Borrower, as appropriate, may give notice to such Bank (with copies to the appropriate Agent) that it wishes to seek one or more Eligible Assignees to assume the Commitment of such Bank and to purchase its outstanding Loans, other Obligations and Notes. Each Bank requesting compensation pursuant to this Section agrees to sell its Commitment, Loans, other Obligations, Notes and interest in this Agreement and the other Loan Documents pursuant to subsection (c) above to any such Eligible Assignee for an amount equal to the sum of the outstanding unpaid principal of and accrued interest on such Loans, such other Obligations and Notes plus all other fees, amounts and compensation due such Bank hereunder calculated, in each case, to the date such Commitment, Loans, other Obligations, Notes and interest are purchased, whereupon such Bank shall have no further Commitment or other obligation to the Company hereunder or under any Note.

          SECTION 2.13 Change in Legality. (a) Notwithstanding anything to the contrary herein contained, if any change in any law or regulation or in the interpretation thereof by any governmental authority charged with the administration or interpretation thereof shall make it unlawful for any Bank or its Eurodollar Lending Office to make or maintain any Eurodollar Rate Loan or to give effect to its obligations as contemplated hereby, then, by prompt written notice to the Company or the Canadian Borrower, as appropriate, and to the appropriate Agent, such Bank may:

          (i) declare that Eurodollar Rate Loans will not thereafter be made by such Bank hereunder, whereupon the Company or the Canadian Borrower, as appropriate, shall be prohibited from requesting Eurodollar Rate Loans from such Bank hereunder unless such declaration is subsequently withdrawn; and

          (ii) require that all outstanding Eurodollar Rate Loans made by it be converted to Alternate Base Rate Loans or Canadian Base Rate Loans, as appropriate, in which event (A) all such Eurodollar Rate Loans shall be automatically converted to Alternate Base Rate Loans or Canadian Base Rate Loans, as appropriate, as of the effective date of such notice as provided in paragraph (b) below and (B) all payments and prepayments of principal which would otherwise have been applied to repay the converted Eurodollar Rate Loans shall instead be applied to repay the Alternate Base Rate Loans or Canadian Base Rate Loans, as appropriate, resulting from the conversion of such Eurodollar Rate Loans.

          Each Bank agrees that it will use reasonable efforts to designate a different Applicable Lending Office for the Eurodollar Rate Loans due to it affected by this Section, if such designation will avoid the illegality described in this Section so long as such designation will not be disadvantageous to such Bank as determined by such Bank in its sole discretion.

          (b) For purposes of this Section, a notice to the Company or the Canadian Borrower, as appropriate, (with a copy to the applicable Agent) by any Bank pursuant to paragraph (a) above shall be effective on the date of receipt thereof by the Company.

          (c) In the event any Bank shall give a notice to the Company or the Canadian Borrower, as appropriate, pursuant to this Section, the Company or the Canadian Borrower may give notice to such Bank (with copies to the applicable Agent) that it wishes to seek one or more Eligible Assignees to assume the Commitment of such Bank and to purchase its outstanding Loans, Obligations and Notes, if any. Each Bank giving a notice to the Company or the Canadian Borrower pursuant to this Section agrees to sell its Commitment, Loans, Obligations, Notes, if any and interest in this Agreement and the other Loan Documents to any such Eligible Assignee for an amount equal to the sum of the outstanding unpaid principal of and accrued interest on such Loans, Obligations and Notes plus all other fees, amounts and compensation due such Bank hereunder calculated, in each case, to the date such Commitment, Loans, Obligations, Notes and interest are purchased, whereupon such Bank shall have no further Commitment or other obligation to the Company or the Canadian Borrower hereunder or under any such Note.

          SECTION 2.14 INDEMNITY. THE COMPANY, IN RESPECT TO THE U.S. FACILITY AND THE CANADIAN BORROWER IN RESPECT OF THE CANADIAN FACILITY, SHALL INDEMNIFY EACH BANK AGAINST ANY LOSS (PROVIDED THAT ANY SUCH LOSS WITH RESPECT TO ANTICIPATED PROFITS SHALL BE LIMITED AS EXPRESSLY PROVIDED IN CLAUSES (I) AND
(II) BELOW) OR REASONABLE EXPENSE WHICH SUCH BANK MAY SUSTAIN OR INCUR AS A CONSEQUENCE OF (A) ANY FAILURE BY THE COMPANY OR THE CANADIAN BORROWER TO FULFILL ON THE DATE OF ANY BORROWING HEREUNDER THE APPLICABLE CONDITIONS SET FORTH IN ARTICLE V, (B) IF, FOR ANY REASON, A BORROWING OF OR A CONVERSION FROM OR INTO EURODOLLAR RATE LOANS DOES NOT OCCUR ON THE DATE SPECIFIED THEREFOR IN A NOTICE OF BORROWING OR NOTICE OF CONVERSION, (C) ANY PAYMENT, PREPAYMENT OR CONVERSION OF A EURODOLLAR RATE LOAN REQUIRED BY ANY OTHER PROVISION OF THIS AGREEMENT OR OTHERWISE MADE ON A DATE OTHER THAN THE LAST DAY OF THE APPLICABLE INTEREST PERIOD, (D) ANY DEFAULT IN THE PAYMENT OR PREPAYMENT OF THE PRINCIPAL AMOUNT OF ANY LOAN OR ANY PART THEREOF OR INTEREST ACCRUED THEREON, AS AND WHEN DUE AND PAYABLE (AT THE DUE DATE THEREOF, BY NOTICE OF PREPAYMENT OR OTHERWISE) OR (E) THE OCCURRENCE OF ANY EVENT OF DEFAULT, INCLUDING, IN THE CASE OF ANY OF THE EVENTS SET FORTH IN CLAUSES (A) THROUGH (D) OF THIS SECTION, ANY LOSS OR REASONABLE EXPENSE SUSTAINED OR INCURRED OR TO BE SUSTAINED OR INCURRED IN LIQUIDATING OR EMPLOYING DEPOSITS FROM THIRD PARTIES ACQUIRED TO EFFECT OR MAINTAIN SUCH LOAN OR ANY PART THEREOF AS A EURODOLLAR RATE LOAN. SUCH LOSS OR REASONABLE EXPENSE SHALL INCLUDE AN AMOUNT EQUAL TO THE EXCESS, IF ANY, AS REASONABLY DETERMINED BY EACH BANK OF (I) ITS COST OF OBTAINING THE FUNDS FOR THE LOAN BEING PAID, PREPAID OR CONVERTED OR NOT BORROWED (BASED ON THE EURODOLLAR RATE) FOR THE PERIOD FROM THE DATE OF SUCH PAYMENT, PREPAYMENT OR CONVERSION OR FAILURE TO BORROW TO THE LAST DAY OF THE INTEREST PERIOD FOR SUCH LOAN (OR, IN THE CASE OF A FAILURE TO BORROW, THE INTEREST PERIOD FOR THE

LOAN WHICH WOULD HAVE COMMENCED ON THE DATE OF SUCH FAILURE TO BORROW) OVER (II) THE AMOUNT OF INTEREST (AS REASONABLY DETERMINED BY SUCH BANK) THAT WOULD BE REALIZED BY SUCH BANK IN REEMPLOYING THE FUNDS SO PAID, PREPAID OR CONVERTED OR NOT BORROWED FOR SUCH PERIOD OR INTEREST PERIOD, AS THE CASE MAY BE. EACH BANK WILL NOTIFY THE COMPANY OR THE CANADIAN BORROWER THROUGH THE APPLICABLE AGENT OF ANY LOSS OR EXPENSE WHICH WILL ENTITLE SUCH BANK TO COMPENSATION PURSUANT TO THIS SECTION, AS PROMPTLY AS POSSIBLE AND IN ANY EVENT WITHIN 120 DAYS AFTER IT BECOMES AWARE THEREOF. A CERTIFICATE OF EACH BANK SETTING FORTH ANY AMOUNT OR AMOUNTS WHICH SUCH BANK IS ENTITLED TO RECEIVE PURSUANT TO THIS SECTION SHALL BE DELIVERED TO THE COMPANY OR THE CANADIAN BORROWER, (WITH A COPY TO THE APPLICABLE AGENT) AND SHALL BE CONCLUSIVE, IF MADE IN GOOD FAITH, ABSENT MANIFEST ERROR. THE COMPANY OR THE CANADIAN BORROWER SHALL PAY TO THE APPLICABLE AGENT FOR THE ACCOUNT OF EACH BANK THE AMOUNT SHOWN AS DUE ON ANY CERTIFICATE WITHIN 30 DAYS AFTER ITS RECEIPT OF THE SAME. NOTWITHSTANDING THE FOREGOING, IN NO EVENT SHALL THE COMPENSATION PAYABLE UNDER THIS SECTION (TO THE EXTENT, IF ANY, CONSTITUTING INTEREST UNDER APPLICABLE LAWS) TOGETHER WITH ALL AMOUNTS CONSTITUTING INTEREST UNDER APPLICABLE LAWS AND PAYABLE IN CONNECTION WITH THIS AGREEMENT OR THE NOTES, EXCEED THE HIGHEST LAWFUL RATE. WITHOUT PREJUDICE TO THE SURVIVAL OF ANY OTHER OBLIGATIONS OF THE COMPANY OR THE CANADIAN BORROWER HEREUNDER, THE OBLIGATIONS OF THE COMPANY OR THE CANADIAN BORROWER UNDER THIS SECTION SHALL SURVIVE THE TERMINATION OF THIS AGREEMENT, THE PAYMENT OF THE OBLIGATIONS AND THE ASSIGNMENT OF ANY OF THE NOTES.

          SECTION 2.15 Interest Act (Canada). Whenever interest is calculated on the basis of a year of 360 days, for the purposes of the Interest Act (Canada), the yearly rate of interest which is equivalent to the rate payable hereunder is the rate payable multiplied by the actual number of days in the year and divided by 360. All interest will be calculated using the nominal rate method and not the effective rate method and the deemed reinvestment principle shall not apply to such calculations.

          SECTION 2.16 Reductions of Commitment and Reallocation Procedures. (a) The Company may in full permanently terminate, or from time to time in part permanently reduce, the Total U.S. Commitment, in each case upon at least three Business Days' irrevocable written or telecopy notice to the U.S. Agent; provided, however, that (i) the Company may not terminate or partially reduce the Total U.S. Commitment to an amount less than the sum of all U.S. Loans then outstanding plus the then U.S. Letter of Credit Outstandings and (ii) if the Total U.S. Commitment is terminated or reduced to an amount less than the sum of all U.S. Loans then outstanding plus the then U.S. Letter of Credit Outstandings, then the Company shall, as a condition to such termination or reduction, provide cash collateral in an amount equal to the shortfall. Each partial reduction of the Total U.S. Commitment shall be in a minimum aggregate principal amount of U.S.$5,000,000.00 and in integral multiples of U.S.$1,000,000.00. Each reduction in the Total U.S. Commitment pursuant to this section shall be made ratably among the U.S. Banks in accordance with each U.S. Bank's Percentage Participation of the Total U.S. Commitment.

          (b) The Canadian Borrower may in full permanently terminate, or from time to time in part permanently reduce, the Total Canadian Commitment, in each case upon at least three Business Days' irrevocable written or telecopy notice to the Canadian Agent; provided, however, that (i) if the Total Canadian Commitment is terminated or reduced to an amount less than the sum of the Canadian

Loans then outstanding (including the aggregate face amount of all outstanding Bankers' Acceptances) plus the Canadian Letter of Credit Outstandings, then the Canadian Borrower shall, as a condition precedent to such termination or reduction, provide cash collateral in an amount equal to the shortfall. Each reduction in the Total Canadian Commitment pursuant to this paragraph shall be made ratably among the Canadian Banks in accordance with each Canadian Bank's Percentage Participation of the Total Canadian Commitment.

          (c) The Company or the Canadian Borrower shall pay to the applicable Agent for the account of the applicable Banks, on the date of each termination or reduction (and such Agent shall notify such Banks of such termination or reduction), the Commitment Fees on the amount of the Commitments so terminated or reduced accrued to the date of such termination or reduction.

          (d) In addition to the Company's and the Canadian Borrower's ability to reduce the Total U.S. Commitment or the Total Canadian Commitment, as the case may be, and subject to the satisfaction of the conditions precedent set forth in paragraph (e) below, the Company and the Canadian Borrower may reallocate all or a portion of the Commitment of the Banks in accordance with the following procedures; provided that no such reallocation shall be permitted unless the Increased Bank shall have agreed to such reallocation in writing and such reallocation would not have the effect, together with any previous reallocations hereunder, of increasing the Total Canadian Commitment to an amount greater than U.S.$100,000,000.00, or the Total U.S. Commitment to an amount greater than $350,000,000.00. In the case of any such reallocation, the Total U.S. Commitment (in the case of a reallocation of a U.S. Commitment) or the Total Canadian Commitment (in the case of a reallocation of a Canadian Commitment), as the case may be, shall be reduced by the amount of the reallocated Commitment (the "Reallocated Commitment") and the Total Canadian Commitment (if the Reallocated Commitment was a U.S. Commitment) or the Total U.S. Commitment (if the Reallocated Commitment was a Canadian Commitment) shall be increased by an amount in U.S. Dollars equal to (i) in the case of an increase in the Total U.S. Commitment, the U.S. Dollar Equivalent (calculated on the basis of the Exchange Rate determined by the Agent on the most recent Reset
Date) of the Reallocated Commitment and (ii) in the case of an increase in the Total Canadian Commitment, the amount of the Reallocated Commitment. Any such reallocation shall be subject to execution of appropriate documentation with respect thereto by the Borrowers, the Agents, the Banks whose Commitments are reduced pursuant to such reallocation (the "Reduced Banks") and the Banks that will assume the increased Commitment resulting from such reallocation, which shall be either the Reduced Bank or an affiliate thereof (the "Increased Banks"). The Agents shall notify the Banks of any such reallocation. Any such reallocation shall not require any consent or approval of any Bank other than the Increased Banks, and the amounts of the respective Commitments of such other Banks in the Increased Facility (as hereinafter defined) shall not be changed by any such reallocation. All reallocations among the Reduced Banks shall be made pro rata unless otherwise agreed. In the event of any such reallocation (i) the credit facility comprised of the Reallocated Commitment, the other Commitments to the Company and the Canadian Borrower, as the case may be, and the Loans and other extensions of credit hereunder to the Company and the Canadian Borrower, as the case may be, in respect of such Commitments is referred to herein as the "Reduced Facility," and (ii) the credit facility comprised of the Commitment of the Increased Banks, the other Commitments to the Company and the Canadian Borrower, as the case may be, and the Loans and other extensions of credit hereunder in respect of such Commitments is referred to herein as the "Increased Facility."

          (e) The consummation of any reallocation pursuant to paragraph (d) above shall be subject to satisfaction of the following conditions on the date of such consummation:

               (i) the conditions to borrowing set forth in Section 5.02 shall be satisfied at the time;

               (ii) the Company and the Canadian Borrower shall have given notice of such proposed reallocation to both Agents at least ten (10) Business Days in advance of the requested date therefor and each of the Agents, each of the Issuing Banks, and each of the Increased Banks shall have consented in writing to such reallocation;

               (iii) the Company or the Canadian Borrower, in respect of the Reduced Facility, will prepay (together with any costs payable pursuant of Section 4.04) outstanding Loans, as applicable, or (in the case of the Canadian Borrower) will pay cash to the Canadian Agent to be held by it in an interest bearing account as security for the Obligations of the Canadian Borrower in excess of the Total Canadian Commitment under the Reduced Facility, in such amounts as shall be necessary in order that, after giving effect to the reallocation of Commitments and to such prepayments and cash collateral, the aggregate outstanding principal amount of such Loans (US$ or C$) are held by the Banks ratably in accordance with their Commitments in respect of the Reduced Facility;

               (iv) the participations in U.S. Letter of Credit Outstandings and Canadian Letter of Credit Outstandings represented thereby shall be adjusted so that, after giving effect to the reallocation of Commitments, the Canadian Letter of Credit Outstandings of each Canadian Bank shall equal its Percentage Participation of the aggregate Canadian Letter of Credit Outstandings at the time and the U.S. Letter of Credit Outstandings of each U.S. Bank shall equal its Percentage Participation of the aggregate U.S. Letter of Credit Outstandings at the time; and, if there are any Unpaid Drawings at the time, the Company or the Canadian Borrower, as the case may be, shall pay the same in full together with accrued interest, if any, thereon;

               (v) such reallocation shall not result in the prepayment of any Negotiated Rate Loan and after giving effect to such reallocation and the satisfaction of the conditions specified above, (A) the aggregate principal amount of all U.S. Loans then outstanding (including Negotiated Rate Loans then outstanding) plus the then U.S. Letter of Credit Outstandings and Unpaid Drawings shall not exceed the Total U.S. Commitment, (B) the Total Canadian Loans then outstanding plus the then Canadian Letter of Credit Outstandings and the aggregate face amount of all Bankers' Acceptances (in each case expressed in U.S. Dollars) shall not exceed the Total Canadian Commitment, (C) the sum of the total of A and B (expressed in U.S. Dollars) plus the aggregate principal amount of all outstanding Negotiated Rate Loans shall not exceed the

Total Commitment, and (D) the aggregate principal amount of all Negotiated Rate Loans shall not exceed the unutilized portion of the Total U.S. Commitment; and

               (vi) each Increased Bank shall have received from the Company or the Canadian Borrower an applicable Reallocation Fee equal to the greater of $3,000.00 or 1/16% of the amount of the increase in its U.S. or Canadian Commitment, as applicable.

          (f) The U.S. Agent or the Canadian Agent, as the case may be, shall adjust the respective proportions of one or more of the Borrowings funded by the U.S. Banks or the Canadian Banks, as the case may be, under the Increased Facility on or after the date of consummation of any such reallocation in such a manner so that the outstanding principal amount of all Loans made by each such Bank plus each such Bank's share of the U.S. Letter of Credit Outstandings or Canadian Letter of Credit Outstandings, as the case may be, plus (in the event the Increased Facility is the Canadian Facility) the aggregate face amount of all outstanding Bankers' Acceptances accepted by each such Canadian Bank shall equal, in each case, as a percentage of the then Total U.S. Exposure or Total Canadian Exposure, as the case may be, each such Bank's Percentage Participation under the Increased Facility; provided that if the U. S. Agent or the Canadian Agent, as the case may be, shall not have been able to achieve such equality within six months of the said date of consummation of any such reallocation for any reason, the Company or the Canadian Borrower, as the case may be, shall forthwith prepay one or more U.S. Loans or Canadian Loans, as the case may be (together with any costs payable pursuant to Section 2.14) and reborrow by way of one or more U.S.Loans or Canadian Loans, as the case may be, so as to immediately achieve such equality.


                                  ARTICLE III
                               LETTERS OF CREDIT

          SECTION 3.01 Letters of Credit. (a) Subject to and upon the terms and conditions herein set forth, the relevant Issuing Bank agrees that it will, at any time and from time to time on or after the Effective Date and prior to the Letter of Credit Termination Date, following its receipt of a Letter of Credit Request, issue for the account of the Company or the Canadian Borrower, as appropriate, and in support of the obligations of the Company or the Canadian Borrower, as appropriate, issue one or more irrevocable letters of credit (all such letters of credit together with the Existing Letters of Credit collectively, the "Letters of Credit"), provided that no Issuing Bank shall issue any Letter of Credit if at the time of such issuance:

          (i) the Stated Amount of such Letter of Credit shall be greater than an amount which when added to the relevant U.S. Letter of Credit Outstandings or Canadian Letter of Credit Outstandings and the aggregate principal amount of all outstanding U.S. Loans or Canadian Loans, as applicable, would exceed the Total U.S. Commitment or Canadian Commitment, as applicable; or

          (ii) the Stated Amount of such Letter of Credit shall be greater than an amount which when added to the relevant Letter of Credit Outstandings at such time, would exceed the U.S. Letter of Credit Limit or Canadian Letter of Credit Limit, as applicable; or

          (iii) the expiry date or, in the case of any Letter of Credit containing an expiry date that is extendible at the option of the Issuing Bank, the initial expiry date of such Letter of Credit, is a date that is later than the Termination Date.

          (b) The Issuing Bank shall neither renew nor permit the renewal of any Letter of Credit if any of the conditions precedent to such renewal set forth in
Section 5.02 are not satisfied or, after giving effect to such renewal, the expiry date of such Letter of Credit would be a date that is later than the Termination Date.

          (c) The Company, the Agent and the Banks acknowledge that the U.S. Agent, pursuant to the terms of the Prior Agreement, has issued for the account of the Company, the Existing Letters of Credit. Upon the Effective Date, (i) the Letter of Credit Outstandings shall be that amount equal to the aggregate Stated Amount of the Existing Letters of Credit, (ii) the amount available for Loans and Letters of Credit under the Total U.S. Commitment shall be reduced by such amount and (iii) the amount available under each Bank's U.S. Commitment shall be reduced by such Bank's Percentage Participation of such amount. If the Company desires to extend the existing expiry date of any Existing Letter of Credit, or request a substitute letter of credit be issued for any reason in respect of any Existing Letter of Credit, the Company shall submit to the Issuing Bank a Letter of Credit Request as provided in this Section 3.01.

          SECTION 3.02 Letter of Credit Requests. (a) Whenever the Company or the Canadian Borrower desires that a Letter of Credit be issued for its account or that the existing expiry date shall be extended, it shall give the appropriate Issuing Bank (with copies to be sent to the Agents and each other
Bank) (i) in the case of a Letter of Credit to be issued, at least two (2) Business Days' prior written request therefor and (ii) in the case of the extension of the existing expiry date of any Letter of Credit, at least five (5) days prior to the date on which the Issuing Bank must notify the beneficiary thereof that the Issuing Bank does not intend to extend such existing expiry date. Each such request shall be executed by the Company or the Canadian Borrower and shall be in the form of Exhibit 3.02 attached hereto (each a "Letter of Credit Request") and, in the case of the issuance of each Letter of Credit, shall be accompanied by an Application therefor, completed to the satisfaction of the Issuing Bank, and such other certificates, documents and other papers and information as the Issuing Bank or any Bank (through the relevant Agent) may reasonably request. Following receipt of such notice and prior to the issuance of the requested Letter of Credit or the applicable amendment, renewal or extension, the applicable Agent shall calculate (if the Letter of Credit is a Canadian Letter of Credit denominated in Canadian Dollars) its U.S. Dollar Equivalent and, after consulting with the other Agent, shall notify the Canadian Borrower, the Company and the Issuing Bank of the results of the calculations in respect of Section 3.01. Each U.S. Letter of Credit shall be denominated in U.S. Dollars, and each Canadian Letter of Credit shall be denominated in Canadian Dollars or U.S. Dollars, at the option of the Canadian Borrower, each shall expire no later than the date specified in Section 3.01, shall not be in an amount greater than is permitted under clauses (ii) or (iii) of Section 3.01(a) and shall be in such form as may be reasonably approved from time to time by the Issuing Bank and the Company or the Canadian Borrower, as the case may be.

          (b) The making of each Letter of Credit Request shall be deemed to be a representation and warranty by the Company or the Canadian Borrower, as applicable, that such Letter of Credit may be issued in accordance with, and will not violate the requirements of this Agreement. Unless the Issuing Bank has received notice from any Bank before it issues the respective Letter of Credit or extends the existing expiry date of a Letter of Credit that one or more of the conditions specified in Article VII are not then satisfied, or that the issuance of such Letter of Credit would violate this Agreement, then the Issuing Bank may issue the requested Letter of Credit for the account of the Company in accordance with the Issuing Bank's usual and customary practices. Upon its issuance of any Letter of Credit or the extension of the existing expiry date of any Letter of Credit, as the case may be, the Issuing Bank shall promptly notify the Company or the Canadian Borrower, as applicable, the applicable Agent and each applicable Bank of such issuance or extension, which notice shall be accompanied by a copy of the Letter of Credit actually issued or a copy of any amendment extending the existing expiry date of any Letter of Credit, as the case may be.

          SECTION 3.03 Letter of Credit Participations. (a) All Existing Letters of Credit and all U.S. Letters of Credit issued subsequent hereto shall be deemed to have been sold and transferred by the Issuing Bank to each U.S. Bank, and all Canadian Letters of Credit shall be deemed to have been sold and transferred to each Canadian Bank, and each such Bank shall be deemed irrevocably and unconditionally to have purchased and received from the relevant Issuing Bank, without recourse or warranty, an undivided interest and participation, to the extent of such Bank's Percentage Participation in each such Letter of Credit (including extensions of the expiry date thereof), each substitute letter of credit, each drawing made thereunder and the obligations of the Company or the Canadian Borrower, as applicable, under this Agreement and the other Loan Documents with respect thereto, and any security therefor or guaranty pertaining thereto including the Guaranty.

          (b) In determining whether to pay under any Letter of Credit, the Issuing Bank shall have no obligation relative to the Banks other than to confirm that any documents required to be delivered under such Letter of Credit appear to have been delivered and that they appear to comply on their face with the requirements of such Letter of Credit.

          (c) In the event that an Issuing Bank makes any payment under any Letter of Credit and the Company or the Canadian Borrower, as applicable, shall not have reimbursed such amount in full to such Issuing Bank pursuant to Section 3.04(a), such Issuing Bank shall promptly notify the U. S. Agent, or the Canadian Agent, as appropriate, which shall promptly notify each Canadian or U.S. Bank, as appropriate, of such failure, and each such Bank shall promptly and unconditionally pay to the Agent or the Canadian Agent for the account of such Issuing Bank the amount of such Bank's Percentage Participation of such unreimbursed payment in U. S. or Canadian Dollars, as appropriate, and in same day funds. If the Agent or the Canadian Agent so notifies, prior to 11:00 a.m. of the local time of the Issuing Bank on any Business Day, any Bank required to fund a payment under a Letter of Credit, such

Bank shall make available to said Agent for the account of such Issuing Bank such Bank's Percentage Participation of the amount of such payment on such Business Day in same day funds. If and to the extent such Bank shall not have so made its Percentage Participation of the amount of such payment available to the appropriate Agent for the account of such Issuing Bank, such Bank agrees to pay forthwith on demand such amount, together with interest thereon, for each day from such date until the date such amount is paid to the appropriate Agent at the lesser of: (i) the Highest Lawful Rate, or (ii)(A) as to any Letter of Credit under the U.S. Facility, the Federal Funds Effective Rate,(B) (y) as to any Letter of Credit under the Canadian Facility in U. S. Dollars, the Federal Funds Effective Rate plus 1%, and (z) as to any Letter of Credit under the Canadian Facility in Canadian Dollars, the Canadian Prime Rate. The failure of any Bank to make available to the appropriate Agent for the account of such Issuing Bank, its Percentage Participation of any payment under any Letter of Credit shall not relieve any other Bank of its obligation hereunder to pay its Percentage Participation of any payment under any Letter of Credit on the date required, as specified above, but no Bank shall be responsible for the failure of any other Bank to make available to the appropriate Agent such other Bank's Percentage Participation of any such payment.

          (d) Whenever an Issuing Bank receives a payment of a reimbursement obligation pursuant to clause (b) above, such Issuing Bank shall pay to the appropriate Agent and such Agent shall promptly pay to each Bank which has paid its Percentage Participation thereof, in U.S. or Canadian Dollars and in same day funds, an amount equal to such Bank's Percentage Participation thereof together with any interest on such reimbursement obligation allocable to such Bank's Percentage Participation paid by the Company or the Canadian Borrower, as applicable, to such Issuing Bank pursuant to Section 3.04(a) and received by said Agent.

          (e) The obligations of the Banks to make payments to an Agent for the account of an Issuing Bank with respect to Letters of Credit shall be irrevocable and not subject to any qualification or exception whatsoever and shall be made in accordance with the terms and conditions of this Agreement under all circumstances, including any of the following circumstances:

          (i) any lack of validity or enforceability of this Agreement or any of the other Loan Documents;

          (ii) the existence of any claim, setoff, defense or other right which the Company, Canadian Borrower, or any other Loan Party may have at any time against a beneficiary named in a Letter of Credit, any transferee of any Letter of Credit, any Agent, any Issuing Bank, any Bank, or any other Person, whether in connection with this Agreement, any Letter of Credit, the transactions contemplated herein or any unrelated transactions (including any underlying transaction between the Company or any other Loan Party and the beneficiary named in any such letter of credit);

          (iii) any draft, certificate or any other document presented under the Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

          (iv) the surrender or impairment of any security for the performance or observance of any of the terms of any of the Loan Documents; or

          (v)  the occurrence of any Default or Event of Default.

          SECTION 3.04 Agreement to Repay Letter of Credit Drawings. (a) Upon the receipt by an Issuing Bank of any Drawing from a beneficiary under a Letter of Credit, such Issuing Bank promptly will provide the appropriate Agent and Banks and the Company or the Canadian Borrower, as appropriate, with telecopy notice thereof. The Company or the Canadian Borrower in the case of Canadian Letters of Credit, hereby agrees to reimburse such Issuing Bank by making payment to the appropriate Agent in immediately available funds in which the Letter of Credit was paid at the Payment Office, for any payment made by such Issuing Bank under any Letter of Credit issued by it (each such amount so paid until reimbursed, an "Unpaid Drawing") immediately after, and in any event on the date of, such payment, with interest on the amount so paid by such Issuing Bank, to the extent not reimbursed prior to 2:00 p.m., local time of said Agent at its Payment Office, on the date of such payment, from and including the date paid to but excluding the date reimbursement is made as provided above, at a rate per annum equal to the Default Rate, such interest to be payable on demand.

          (b) The Company's and the Canadian Borrower's obligations under this Section to reimburse any Issuing Bank with respect to Unpaid Drawings (including, in each case, interest thereon) shall be absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim or defense to payment which the Company may have or have had against any Bank (including such Issuing Bank in its capacity as the issuer of a Letter of Credit or any Bank as a participant therein), including any defense based upon the failure of any drawing under a Letter of Credit (each a "Drawing") to conform to the terms of the Letter of Credit or any non-application or misapplication by the beneficiary of the proceeds of such Drawing, unless such matter arises out of the gross negligence or willful misconduct of any Issuing Bank in paying such Drawing.

          (c) The Company and the Canadian Borrower also agree with the Issuing Banks and the Banks that the Issuing Banks shall not be responsible for, and the reimbursement obligations under subsection (a) above shall not be affected by, among other things, the validity or genuineness of documents or of any endorsements thereon, even though such documents shall in fact prove to be invalid, fraudulent or forged, or any dispute between or among the Company, the Canadian Borrower or any other Loan Party and the beneficiary of any Letter of Credit or any other party to which such Letter of Credit may be transferred or any claims whatsoever of the Company, the Canadian Borrower or any other Loan Party against any beneficiary of such Letter of Credit or any such transferee other than the gross negligence or willful misconduct of any Issuing Bank in paying such Drawing.

          (d) NO ISSUING BANK SHALL BE LIABLE FOR ANY ERROR OR OMISSION OF ANY KIND, OR FOR ANY INTERRUPTION OR DELAY IN TRANSMISSION, DISPATCH OR DELIVERY OF ANY MESSAGE OR ADVICE, HOWEVER TRANSMITTED, IN CONNECTION WITH ANY LETTER OF CREDIT ISSUED BY SUCH ISSUING BANK, EXCEPT FOR ERRORS OR OMISSIONS CAUSED BY SUCH ISSUING BANK'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT. IT IS THE

EXPRESS INTENTION OF THE PARTIES HERETO THAT EACH ISSUING BANK, ITS OFFICERS, DIRECTORS, EMPLOYEES AND AGENTS SHALL BE INDEMNIFIED AND HELD HARMLESS FROM ANY ACTION TAKEN OR OMITTED BY SUCH PERSON UNDER OR IN CONNECTION WITH ANY LETTER OF CREDIT ISSUED BY SUCH ISSUING BANK OR ANY RELATED DRAFT OR DOCUMENT ARISING OUT OF OR RESULTING FROM SUCH PERSON'S SOLE OR CONTRIBUTORY NEGLIGENCE. THE COMPANY AND THE CANADIAN BORROWER AGREE THAT ANY ACTION TAKEN OR OMITTED BY AN ISSUING BANK UNDER OR IN CONNECTION WITH ANY LETTER OF CREDIT OR THE RELATED DRAFTS OR DOCUMENTS, IF DONE IN ACCORDANCE WITH THE STANDARDS OF CARE SPECIFIED IN THE UNIFORM CUSTOMS AND PRACTICE FOR DOCUMENTARY CREDITS (1993 REVISION), INTERNATIONAL CHAMBER OF COMMERCE, PUBLICATION NO. 500 (AND ANY SUBSEQUENT REVISIONS THEREOF APPROVED BY A CONGRESS OF THE INTERNATIONAL CHAMBER OF COMMERCE AND ADHERED TO BY THE ISSUING BANKS) (AND, IN THE CASE OF ANY U.S. LETTER OF CREDIT AND, TO THE EXTENT NOT INCONSISTENT THEREWITH, THE UNIFORM COMMERCIAL CODE OF THE STATE OF TEXAS) SHALL NOT RESULT IN ANY LIABILITY OF AN ISSUING BANK TO THE COMPANY OR ANY OTHER LOAN PARTY.

          SECTION 3.05 Increased Costs. (a) Notwithstanding any other provision herein, but subject to Section 13.08, if any Bank shall have determined in good faith that any law, rule, regulation or guideline or the application or effectiveness of any applicable law or regulation or any change in applicable law or regulation or any change after the Execution Date in the interpretation or administration thereof, or compliance by any Bank (or any lending office of such Bank) with any applicable guideline or request from any central bank or governmental authority (whether or not having the force of law) either (i) shall impose, modify or make applicable any reserve, deposit, capital adequacy or similar requirement against letters of credit issued, or participated in, by any Bank or (ii) shall impose on any Bank any other conditions affecting this Agreement or any Letter of Credit; and the result of any of the foregoing is to increase the cost to any Bank of issuing, maintaining or participating in any Letter of Credit, or reduce the amount received or receivable by any Bank hereunder with respect to Letters of Credit, by an amount deemed by such Bank to be material, then, from time to time, the Company or the Canadian Borrower, as appropriate, shall pay to the appropriate Agent for the account of such Bank such additional amount or amounts as will reasonably compensate such Bank for such increased cost or reduction by such Bank. Notwithstanding the foregoing, in no event shall the compensation payable under this paragraph (to the extent, if any, constituting interest under applicable laws) together with all amounts constituting interest under applicable laws and payable in connection with this Agreement, the Notes or the other Loan Documents, exceed the Highest Lawful Rate.

          (b) Each Bank will notify the Company or the Canadian Borrower, as appropriate, through the appropriate Agent of any event occurring after the date of this Agreement which will entitle such Bank to compensation pursuant to this subsection (a) above, as promptly as practicable, and in any event within 120 days after it becomes aware thereof. A certificate of a Bank setting forth in reasonable detail such amount or amounts as shall be necessary to compensate such Bank as specified in subsection (a) above may be delivered to the Company or the Canadian Borrower, as appropriate, (with a copy to the Agent) and shall be conclusive absent manifest error and the liable party shall pay to the Agent for the account of such Bank the amount shown as due on any such certificate within 30 days after its receipt of the same.

          SECTION 3.06 Conflict between Applications and Agreement. To the extent that any provision of any Application related to any Letter of Credit is inconsistent with the provisions of this Agreement, the provisions of this Agreement shall control.


                                  ARTICLE IV
              FEES; CURRENCY FLUCTUATIONS; COMMITMENTS; PAYMENTS

          SECTION 4.01 Fees. (a) The Company agrees to pay the U.S. Agent for the account of each U.S. Bank, and the Canadian Borrower agrees to pay to the Canadian Agent for the account of each Canadian Bank, a commitment fee (the "Commitment Fee") for the period from and including the Execution Date, to but excluding the date upon which the Total Commitment shall have been terminated, computed at a rate equal to 1/4 of 1% per annum on the daily average Unutilized U.S. Commitment or the Unutilized Canadian Commitment, as appropriate of such Bank, (computed without regard to any outstanding Negotiated Rate Loans as provided in Section 2.01(b)); provided, that if any two of Duff & Phelps Credit Rating Co., Standard & Poors Ratings Group and Moody's Investor Service, Inc., or their successors, issue an actual or implied rating of the general, long term, senior unsecured debt of the Company of BBB- (or the equivalent thereof) or higher, such rate shall change to 3/16 of 1% effective as of the next date payment of such fee is due. Accrued Commitment Fees shall be calculated to the day immediately preceding each Designated Payment Date and to the date immediately preceding such date upon which the Total Commitment is terminated and shall be due and payable in arrears on each Designated Payment Date commencing September 30, 1996 and on the date upon which the Total Commitment is terminated. The Commitment Fee (i) shall be paid in immediately available funds and (ii) shall be calculated on the basis of a 360-day year.

          (b) Each of the Company and the Canadian Borrower, as applicable, agrees to pay the appropriate Agent for pro rata distribution to the U.S. or Canadian Banks, as appropriate, (based upon their respective Percentage Participations) a fee in respect of each Letter of Credit issued for the account of the Company (the "Letter of Credit Fee"), for the period from the date of issuance of such Letter of Credit to the expiry date of such Letter of Credit, computed at the rate of 1% per annum on the daily average stated amount of each Letter of Credit, which fees shall be payable in the currency in which such Letter of Credit is denominated. The Company and the Canadian Borrower, as applicable, agrees to pay to each Issuing Bank, for its own account, a fee in respect of each Letter of Credit issued for the account of the Company or the Canadian Borrower, as applicable, for the period from the date of issuance of such Letter of Credit to the expiry date of such Letter of Credit, computed at the rate of 1/8 of 1% per annum on the daily average stated amount of such Letter of Credit. Accrued Letter of Credit Fees and fees due to each Issuing Bank pursuant to this Section shall be due and payable in arrears on each Designated Payment Date commencing September 30, 1996, and on the Termination Date or, if earlier, on the date upon which the Total Commitment is terminated. The Letter of Credit Fees (i) will be in lieu of all commissions and fees for the Letters of Credit other than customary administrative, issuance, amendment, payment and negotiation charges, (ii) shall be paid in immediately available funds and (iii) shall be calculated on the basis of the actual number of days elapsed over a year of 365 or 366 days, as the case may be.

          (c) The Company agrees to pay all fees described in that one certain fee letter dated July 1, 1996 between the Company, on the one hand, and the Agent and Chase Securities, Inc., on the other hand, in connection with this Agreement.

          (d) In no event shall the Fees payable under this Section (to the extent, if any, constituting interest under applicable laws) together with all amounts constituting interest under applicable laws and payable in connection with this Agreement, the Notes and the other Loan Documents exceed the Highest Lawful Rate.

          SECTION 4.02 Currency Fluctuations. (a) Not later than 1:00 p.m. (Houston, Texas time) on each Calculation Date, the U.S. Agent shall determine the Exchange Rate as of such Calculation Date. The Exchange Rate so determined shall become effective on the first Business Day immediately following the relevant Calculation Date (a "Reset Date") and shall remain effective until the next succeeding Calculation Date.

          (b) Not later than 4:00 p.m. (Houston, Texas time) on each Reset Date, the U.S. Agent shall consult with the Canadian Agent and the Agents shall determine the Total Canadian Exposure (in U.S. Dollars) and the Total U.S. Exposure.

          (c) If, on any Reset Date, the sum of the Total U.S. Exposure and the Total Canadian Exposure (expressed in U.S. Dollars) exceeds the Total Commitment, then (i) the Agents shall give notice thereof to the Banks, the Company and the Canadian Borrower and (ii) the Company and the Canadian Borrower shall within two (2) Business Days thereafter, repay or prepay Loans (other than Negotiated Rate Loans) in accordance with this Agreement in an aggregate principal amount sufficient to reduce the sum of the Total U.S. Exposure and the Total Canadian Exposure to the Total Commitment.

          (d) If, at the end of any Interest Period and up to and including the Termination Date, the Total Canadian Exposure (expressed in U.S. Dollars) exceeds the Total Canadian Commitment, then (i) the Canadian Agent shall give notice thereof to the Canadian Borrower and the Canadian Banks and (ii) within two (2) Business Days thereafter, the Canadian Borrower shall repay or prepay Canadian Loans in accordance with this Agreement in an aggregate principal amount such that, after giving effect thereto, the Total Canadian Exposure (expressed in U.S. Dollars) shall not exceed the Total Canadian Commitment.

          (e) Without limiting Paragraph (d), above if, on any day prior to the Termination Date, the Total Canadian Exposure (expressed in U.S. Dollars) exceeds the Total Canadian Commitment by five percent (5%) or more, then (i) the Canadian Agent shall give notice thereof to the Canadian Borrower and the Canadian Banks and (ii) within two (2) Business Days thereafter, the Canadian Borrower shall repay or prepay Canadian Loans in accordance with the Agreement in an aggregate principal amount such that, after giving effect thereto, the Total Canadian Exposure (expressed in U.S. Dollars) shall not exceed the Total Canadian Commitment.

          (f) To the extent the repayments and prepayments referenced in paragraph (c) do not result in a sum of the Total U.S. Exposure and the Total Canadian Exposure (expressed in U.S. Dollars) that is less than or equal to the Total Commitment and/or the repayments and prepayments referenced in paragraph
(d) do not result in a Total Canadian Exposure (expressed in U.S. Dollars) that is less than or equal to the Total Canadian Commitment, then the Company and the Canadian Borrower shall immediately upon demand provide cash collateral required to obtain such results.

          SECTION 4.03 Mandatory Reduction of Commitment. The Total Commitment, if not sooner terminated, shall terminate on the Maturity Date on which date the Obligations shall be paid in full.

          SECTION 4.04 Voluntary Prepayments. The Company or the Canadian Borrower shall have the right to voluntarily prepay the Loans in whole or in part from time to time on the following terms and conditions: (a) no Eurodollar Rate Loan may be prepaid prior to the last day of its Interest Period unless, simultaneously therewith, the Company, or the Canadian Borrower, as appropriate, pays to the applicable Agent for the benefit of the applicable Banks, all sums necessary to compensate such Banks for all costs and expenses resulting from such prepayment, as reasonably determined by the applicable Agent, including but not limited to those costs described in Sections 2.12 and 2.14 hereof; (b) each partial prepayment shall be in an initial aggregate principal amount of $1,000,000.00 and, if greater, an integral multiple of $100,000.00; (c) outstanding Bankers' Acceptances may not be prepaid but may be secured in accordance with the provision of Section 2.04(c) and (d) each prepayment pursuant to this Section shall be applied pro rata among the designated outstanding Loans of each of the Banks, first, to the payment of accrued and unpaid interest, then, to the outstanding principal of such Loans in the inverse order of maturity thereof.

          SECTION 4.05 Mandatory Repayments. (a) The aggregate amount of the Loans outstanding on the Termination Date shall convert to amortizing loans, and, if not sooner paid, shall be due and payable as follows: subject to Section 2.13, on each Designated Payment Date in each year commencing September 30, 1999, (i) the Company shall repay the outstanding principal amount of the Committed Loans in an amount equal to 1/16th of the principal amount outstanding on such Loans outstanding on the Termination Date; provided, however, on the Maturity Date the Company shall pay the aggregate principal amount of all Loans outstanding on such date, together with all accrued, unpaid interest due thereon, and shall deposit with the U.S. Agent the cash required by Section 11.01, and (ii) the Canadian Borrower shall repay the outstanding principal balance of the Canadian Loans (A) in an amount equal to 1/16th of the sum of the aggregate principal amount of all Canadian Loans denominated in Canadian Dollars (plus the aggregate face principal amount of all Bankers' Acceptances) in each case outstanding on the Termination Date, and (B) in an amount equal to 1/16th of the sum of the aggregate principal amount of all Canadian Loans denominated in U.S. Dollars and the aggregate Stated Amount of all Canadian Letters of Credit denominated in U.S. Dollars, in each case outstanding on the Termination Date; provided, however on the Maturity Date the Canadian Borrower shall pay the aggregate principal amount of all Canadian Loans outstanding on such date, together with all accrued, unpaid interest due thereon and shall deposit with the Canadian Agent the cash required by Section 11.01(vi).

          (b) Subject to Section 2.13, the Company shall repay the outstanding principal amount of any Loans on any day on which the aggregate outstanding principal amount of such Loans, when added to the applicable Letter of Credit Outstandings, exceeds the Total Commitment, in the amount of such excess. If, after giving effect to the prepayment of all outstanding Loans, the Letter of Credit Outstandings exceed the Total Commitment, the Company shall pay an amount of cash equal to such excess Letter of Credit Outstandings to the applicable Agent, such cash to be held as security for all obligations of the Company hereunder and under the other Loan Documents. If the amount of all such Canadian Loans, Bankers Acceptance and Canadian Letters of Credit Outstanding exceeds the Total Canadian Commitment, or the amount of all such U.S. Loans and U.S. Letters of Credit Outstanding exceed the Total U.S. Commitment the Company or the Canadian Borrower, as applicable, shall immediately repay such excess.

          (c) The Canadian Borrower shall pay the principal face amount of each Bankers' Acceptance on the maturity date thereof, either, if no Default has occurred and is continuing, by means of the proceeds of a Refunding Bankers' Acceptance or in readily available funds, or after the occurrence of an uncured Default, in readily available funds in each case to the Canadian Bank which issued such Bankers' Acceptance.

          (d) Each repayment pursuant to this Section shall be applied pro rata among the designated outstanding Loans of each of the Banks, first, to the payment of accrued and unpaid interest, then, in the case of all Loans, to the outstanding principal of such Loans.

          SECTION 4.06 Method and Place of Payment. Except as otherwise specifically provided herein, all payments under this Agreement shall be made to the appropriate Agent for the account of the Bank or Banks entitled thereto not later than 11:00 a.m. (local time of the Agent) on the date when due and shall be made in immediately available funds at the Payment Office. If such Agent fails to send to any Bank its portion of any payment timely received by the Agent by the close of business on the day such payment was received, the Agent shall pay such Bank interest on its portion of such payment at the lesser of (i) the Federal Funds Rate or the CDOR Rate, as appropriate and (ii) the Highest Lawful Rate for the period from the day such payment was timely received by such Agent to the date such Bank's portion of such payment is sent to such Bank. Whenever any payment to be made hereunder or under any Note shall be stated to be due on a day which is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest shall be payable at the applicable rate during such extension.

          SECTION 4.07 Net Payments. Except with respect to withholdings of United States taxes, as provided in Section 4.08, all payments (whether of principal, interest, Fees, reimbursements or otherwise) by the Company or the Canadian Borrower, as applicable, under this Agreement shall be made without set-off or counterclaim and shall be made free and clear of and without deduction for any present or future tax, levy, impost or any other charge, if any, of any nature whatsoever now or hereafter imposed by any taxing authority. Except with respect to withholdings of United States or Canadian taxes as provided in Section 4.08, if the making of such payments by the Company or the Canadian

Borrower, as applicable, is prohibited by law unless such a tax, levy, impost or other charge is deducted or withheld therefrom, the Company or the Canadian Borrower, as applicable, shall pay to the relevant Agent, on the date of each such payment, such additional amounts (without duplication of any amounts required to be paid by the Company or the Canadian Borrower, as applicable, pursuant to Section 2.12 or Section 3.05) as may be necessary in order that the net amounts received by the Banks after such deduction or withholding shall equal the amounts which would have been received if such deduction or withholding were not required. The Company or the Canadian Borrower, as applicable, shall confirm that all applicable taxes, if any, imposed on this Agreement or transactions hereunder shall have been properly and legally paid by it to the appropriate taxing authorities by sending official tax receipts or notarized copies of such receipts to the relevant Agent within 30 days after payment of any applicable tax. Notwithstanding the foregoing, in no event shall the compensation payable under this Section 4.07 (to the extent, if any, constituting interest under applicable laws) together with all amounts constituting interest under applicable laws and payable in connection with this Agreement, the Notes and the other Loan Documents exceed the Highest Lawful Rate.

          SECTION 4.08 Tax Forms. With respect to each U.S. Bank that is organized under the laws of a jurisdiction outside the United States, on the date of the initial Borrowing hereunder, and from time to time thereafter if requested by the Company or the Canadian Borrower, as applicable, or the U.S. Agent, each such Bank shall provide such Agent and the Company two duly completed copies of the United States Internal Revenue Service Form 1001 (or such other documentation or information as may, under applicable United States federal income tax statutes or regulations, be required in order to claim an exemption or reduction from United States income tax withholding by reason of an applicable treaty with the United States, such documentation or other information being hereafter referred to as "Form 1001") or 4224 (or such other documentation or information as may, under applicable United States federal income tax statutes or regulations, be required in order to claim an exemption from United States income tax withholding for income that is effectively connected with the conduct of a trade or business within the United States, such documentation or other information being hereafter referred to as "Form 4224"), as the case may be, indicating in each case that such Bank is either entitled to receive payments in respect of Loans to the Company under this Agreement and the Notes without deduction or withholding of any United States federal income taxes or, as the case may be, is subject to such limited deduction or withholding as it is capable of recovering in full from a source other than the Company. Each U.S. Bank which delivers to the Company and the Agent a Form 1001 or 4224 pursuant to the next preceding sentence further undertakes to deliver to the Company and the Agent two further copies of the said Form 1001 or 4224, or successor applicable form or certificate, as the case may be, as and when the previous form filed by it hereunder shall expire or shall become incomplete or inaccurate in any respect, unless in any of such cases an event has occurred prior to the date on which any such delivery would otherwise be required which renders such form inapplicable.

                                   ARTICLE V
                             CONDITIONS PRECEDENT

          SECTION 5.01 Conditions Precedent to the Initial Borrowing of Loans. The obligation of each Bank to make its initial Loan or issue a Letter of Credit at the request of the Company or of the Canadian Borrower is subject to the following conditions:

     The Agent shall have received the following:

          (a) this Agreement executed by each party hereto;

          (b) a Note executed by the Company and payable to the order of each U.S. Bank in the amount of its U.S. Commitment;

          (c) a Notice of Borrowing with respect to the Loans, if any, to be borrowed on the initial Borrowing Date meeting the requirements of Section 2.03;

          (d) a certificate of an officer and of the secretary or an assistant secretary of each Loan Party certifying, inter alia, (A) true and complete copies of each of the articles or certificate of incorporation, as amended and in effect, of the Company, the bylaws, as amended and in effect, of the Company and the resolutions adopted by the Board of Directors of each Loan Party (1) authorizing the execution, delivery and performance by such Person of this Agreement and the other Loan Documents to which it is or will be a party and, in the case of the Company and the Canadian Borrower, the Borrowings to be made and the Letters of Credit to be issued hereunder, (2) approving the forms of the Loan Documents to which it is a party and which will be delivered at or prior to the initial Borrowing Date and (3) authorizing officers of such Person to execute and deliver the Loan Documents to which it is or will be a party and any related documents, including, any agreement contemplated by this Agreement, (B) the incumbency and specimen signatures of the officers of such Person executing any documents on its behalf and (C) (1) that the representations and warranties made by such Loan Party in any Loan Document to which such Person is a party and which will be delivered at or prior to the date of the initial Borrowing Date are true and correct in all material respects, (2) the absence of any proceedings for the dissolution or liquidation of such Person and (3) the absence of the occurrence of any Material Adverse Effect or the occurrence and continuance of any Default or Event of Default;

          (e) favorable, signed opinions addressed to the U.S. Agent and the U.S. Banks from Baker & Botts, L.L.P., counsel to the Loan Parties, and H. Steven Walton, Esquire, the Company's General Counsel, in substantially the forms attached hereto as Exhibit 5.01-A and Exhibit 5.01-B, respectively;

          (f) favorable, signed opinions addressed to the Canadian Agent and the Canadian Banks from Stikeman & Elliott, counsel to the Canadian Borrower, in substantially the form attached hereto as Exhibit 5.01-C;

          (g) the payment to the Agents and the Banks, as applicable, of all fees then due under Section 4.01 hereof and all other reasonable fees and expenses (including the reasonable fees and disbursements of Andrews & Kurth L.L.P. and Fraser & Beatty pursuant to Section 13.04) agreed upon by such parties to be paid on or prior to the Execution Date; and

          (h) certificates of appropriate public officials as to the existence and good standing of each Loan Party listed on Schedule 5.01(h) hereto in the jurisdiction of its incorporation.

          The acceptance of the benefits of the initial Credit Event shall constitute a representation and warranty by the Loan Parties, to the Agents and each of the relevant Banks that all of the conditions specified in this Section above shall have been satisfied or waived as of that time.

          SECTION 5.02 Conditions Precedent to All Credit Events. The obligation of any Banks to make any Loan or to issue or extend any Letter of Credit is subject to the further conditions precedent that on the date of such Credit Event or purchase of any Bankers Acceptance (other than any conversion of existing Loans into Alternate Base Rate Loans or Canadian Prime Loans, as appropriate):

          (a) The conditions precedent set forth in Section 5.01 shall have theretofore been satisfied or waived.

          (b) The representations and warranties set forth in Article VI shall be true and correct in all material respects as of, and as if such representations and warranties were made on, the date of the proposed Loan or Letter of Credit, as the case may be (unless such representation and warranty expressly relates to an earlier date or are no longer true and correct solely as a result of transactions permitted by the Loan Documents), and the Company and the Canadian Borrower shall be deemed to have certified to the Agents and the Banks that such representations and warranties are true and correct in all material respects by submitting a Notice of Borrowing or a Letter of Credit Request, as the case may be.

          (c) The Company and the Canadian Borrower shall have complied with the provisions of Section 2.03 or Section 3.02, as applicable.

          (d) No Default or Event of Default shall have occurred and be continuing or would result from such Credit Event.

          (e) No Material Adverse Effect shall have occurred since the delivery of the Financials.

          (f) The Agents and the Banks shall have received such other approvals, opinions or documents as the Agents or the Majority Banks may reasonably request.

          The acceptance of the benefits of each such Credit Event by either the Company or the Canadian Borrower shall constitute a representation and warranty by the Company and the Canadian Borrower, to each of the relevant Banks that all of the conditions specified in this Section above exist as of that time.

          SECTION 5.03 Conditions Precedent to Conversions. The obligation of the Banks to convert any existing Borrowing into a Borrowing consisting of Eurodollar Rate Loans is subject to the condition precedent that on the date of such conversion no Default or Event of Default shall have occurred and be continuing or would result from the making of such conversion. The acceptance of the benefits of each such conversion shall constitute a representation and warranty by the Company to each of the Banks that no Default or Event of Default shall have occurred and be continuing or would result from the making of such conversion.

          SECTION 5.04 Delivery of Documents. All of the Notes, certificates, legal opinions and other documents and papers referred to in this Article V, unless otherwise specified, shall be delivered to the Agent for the account of each of the Banks and, except for the Notes, in sufficient counterparts for each of the Banks and shall be reasonably satisfactory in form and substance to the Banks.

                                  ARTICLE VI
                        REPRESENTATIONS AND WARRANTIES

          In order to induce the Banks to enter into this Agreement and to make the Loans provided for herein and issue Letters of Credit, each Loan Party makes, on or as of the Effective Date and the occurrence of each Credit Event (other than any conversion of an existing Loan into an Alternate Base Rate Loan or Canadian Prime Loan, as the case may be, and except to the extent such representations or warranties relate to an earlier date or are no longer true and correct in all material respects solely as a result of transactions permitted by the Loan Documents), the following representations and warranties to the Agents and the Banks:

          SECTION 6.01 Organization and Qualification. Each Loan Party (a) is a corporation, partnership, limited liability company or other entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, (b) has the corporate, partnership, limited liability company or other power to own its property and to carry on its business as now conducted and (c) is duly qualified to do business and is in good standing in every jurisdiction in which the failure to be so qualified would, have a Material Adverse Effect.

          SECTION 6.02 Authorization and Validity. Each Loan Party has the corporate partnership, limited liability company or other power and authority to execute, deliver and perform its obligations hereunder and under the other Loan Documents, and all such action has been duly authorized by all necessary corporate, partnership, limited liability company or other proceedings on its part. This Agreement has been duly and validly executed and delivered by each of the Loan Parties and constitutes a valid and legally binding agreement of such Loan Party enforceable in accordance with its terms. The Notes and the other Loan Documents to which such Loan Party is a party, when duly executed and delivered by such Loan Party, will constitute valid and legally binding obligations of such Loan Party enforceable in accordance with the respective terms thereof and of this Agreement, except, in each case, as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws relating to or affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforceability is a proceeding in equity or at law).

          SECTION 6.03 Governmental Consents. No authorization, consent, approval, license or exemption of or filing or registration with any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, is necessary for the valid execution, delivery or performance by any Loan Party of any Loan Document.

          SECTION 6.04 Conflicting or Adverse Agreements or Restrictions. No Loan Party nor any of its Subsidiaries is a party to any contract or agreement or subject to any restriction which would reasonably be expected to have a Material Adverse Effect. Neither the execution nor delivery of the Loan Documents nor compliance with the terms and provisions hereof or thereof will be contrary to the provisions of, or constitute a default under (a) the charter or bylaws of the Company or any of its Subsidiaries or (b) any applicable law (including Regulation U) or any applicable regulation, order, writ, injunction or decree of any court or governmental instrumentality or (c) any material agreement to which the Company or any of its Subsidiaries is a party or by which it is bound or to which it is subject.

          SECTION 6.05 Title to Assets. Each of the Company and its Subsidiaries has good and indefeasible title to all of its material assets, subject to no Liens, except those permitted hereunder. All of such assets have been and are being maintained by the appropriate Person in good working condition in accordance with industry standards, subject to force majeure and ordinary wear and tear excepted.

          SECTION 6.06 Litigation; Arbitration. No proceedings against or affecting the Company or any Subsidiary are pending or, to the knowledge of any Loan Party, threatened before any court, arbitrator or governmental agency or department which involve a reasonable material risk of having a Material Adverse Effect.

          SECTION 6.07 Financial Statements. The Company has furnished to each Bank its audited consolidated balance sheet, income statement and statement of cash flow for itself and its consolidated Subsidiaries as of December 31, 1995, and the unaudited consolidated balance sheet and income statement of the Canadian Borrower and its consolidated Subsidiaries as of May 31, 1996 (collectively, the "Financials"). The Financials of the Company have been prepared in conformity with GAAP consistently applied (except as otherwise disclosed in such financial statements) throughout the periods involved and present fairly, in all material respects, the consolidated financial condition of the Company and its consolidated Subsidiaries as of December 31, 1995 and the results of their operations for the period then ended. As of the Effective Date, no Material Adverse Effect has occurred in the consolidated financial condition of the Company and its consolidated Subsidiaries since the date of said Financials.

          SECTION 6.08 Default. Neither the Company nor any Subsidiary is in default under the provisions of any instrument evidencing any Indebtedness or of any agreement relating thereto, or in default in any respect under any order, writ, injunction or decree of any court, or in default in any respect under or in violation of any order, injunction or decree of any governmental instrumentality, which defaults or violations would reasonably be expected to have a Material Adverse Effect. Except as disclosed on Schedule 6.08, neither the Company nor any Subsidiary is a party to any material agreement evidencing any Indebtedness of such Person with an outstanding principal amount in excess of $500,000.00 on the date of the execution of this Agreement.

          SECTION 6.09 Investment Company Act. Neither the Company nor any any Person which is, an "investment company," as such term is defined in the Investment Company Act of 1940, as amended.

          SECTION 6.10 Public Utility Holding Company Act. Neither the Company nor any Subsidiary is a non-exempt "holding company," or subject to regulation as such, or, to the knowledge of any Loan Party's officers, an "affiliate" of a "holding company" or a "subsidiary company" of a "holding company," within the meaning of the Public Utility Holding Company Act of 1935, as amended.

          SECTION 6.11 ERISA. No accumulated funding deficiency (as defined in Section 412 of the Code or Section 302 of ERISA or under any Applicable Canadian Pension Legislation), whether or not waived, exists or is expected to be incurred with respect to any Plan(s). No liability to the PBGC (other than required premium payments) has been or is expected by the Loan Parties to be incurred with respect to any Plan(s) by the Loan Parties or any ERISA Affiliate which would reasonably be expected to have a Material Adverse Effect. Neither the Company or any ERISA Affiliate has incurred any withdrawal liability under Title IV of ERISA or under any Applicable Canadian Pension Legislation with respect to any Multi-Employer Plans which would reasonably be expected to have a Material Adverse Effect.

          SECTION 6.12 Tax Returns and Payments. Each of the Company and its Subsidiaries has filed all federal income tax returns and other material tax returns, statements and reports (or obtained extensions with respect thereto) which, are required to be filed and have paid or deposited or made adequate provision in accordance with GAAP for the payment of all taxes (including estimated taxes shown on such returns, statements and reports) which are shown to be due pursuant to such returns, except for such taxes as are being contested in good faith and by appropriate proceedings or which is not reasonably expected to have a Material Adverse Effect.

          SECTION 6.13 Environmental Matters. Each Loan Party and each of its Subsidiaries (a) possesses all environmental, health and safety licenses, permits, authorizations, registrations, approvals and similar rights necessary under law or otherwise for such Loan Party or such Subsidiary to conduct its operations as now being conducted (other than those with respect to which the failure to possess or maintain would not have a Material Adverse Effect) and (b) each of such licenses, permits, authorizations, registrations, approvals and similar rights is valid and subsisting, in full force and effect and enforceable by such Loan Party or such Subsidiary, and each Loan Party and each of its Subsidiaries is in compliance with all terms, conditions or other provisions of such permits, authorizations, registrations, approvals and similar rights except for such failure or noncompliance that would not have a Material Adverse Effect. Except as disclosed on Schedule 6.13, no Loan Party nor any of its Subsidiaries has received any notices of any violation of, noncompliance with, or remedial obligation under, Requirements of Environmental Laws (which violation or non-compliance has not been cured, and there are no writs, injunctions, decrees, orders or judgments outstanding, or lawsuits, claims, proceedings, investigations or inquiries pending or, to the knowledge of such Loan Party, threatened, relating to the ownership, use, condition, maintenance or operation of, or conduct of business related to, any property owned, leased or operated by such Loan Party or such Subsidiary or other assets of such Loan Party or such Subsidiary, other than those violations, instances of noncompliance, obligations, writs, injunctions, decrees, orders, judgments, lawsuits, claims, proceedings, investigations or inquiries that would not have a Material Adverse Effect. Except as disclosed on Schedule 6.13, there are no material obligations, undertakings or liabilities arising out of or relating to Environmental Laws to which any Loan Party or any of its Subsidiaries has agreed, assumed or retained, or by which any Loan Party or any of its Subsidiaries is adversely affected, by contract or otherwise, which would have a Material Adverse Effect. Except as disclosed on Schedule 6.13, no Loan Party or any of its Subsidiaries has received a written notice or claim to the effect that such Person is or may be liable to any other Person as the result of a Release or threatened Release of a Hazardous Material, which liability would have a Material Adverse Effect.

          SECTION 6.14 Purpose of Loans. (a) The proceeds of the Loans will be used for general corporate purposes and the making of acquisitions by the Company and the Canadian Borrower.

          (b) None of the proceeds of the Loans will be used directly or indirectly for the purpose of purchasing or carrying any "margin stock" within the meaning of Regulation U (herein called "margin stock") or for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry a margin stock, or for any other purpose which might constitute this transaction a "purpose" credit within the meaning of Regulation U. Neither any Loan Party nor any agent acting on its behalf has taken or will take any action which might cause this Agreement or any other Loan Document to violate Regulation U, Regulation X, or any other regulation of the Board or to violate the Securities Exchange Act of 1934.

           SECTION 6.15 Franchises and Other Rights. Each Loan Party and each of its Subsidiaries have all franchises, permits, licenses and other authority (collectively, the "Operating Rights") and all patents, trademarks and other intangibles as are necessary to enable them to carry on their respective businesses as now being conducted, except to the extent that the failure to do so would not reasonably be expected to have a Material Adverse Effect.

          SECTION 6.16 Subsidiaries. The Subsidiaries executing this Agreement are all Material Subsidiaries of the Company that are required to guarantee the Obligations as of the Effective Date.

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

                                  ARTICLE VII
                             AFFIRMATIVE COVENANTS

          Each Loan Party covenants and agrees for itself, that on and after the date hereof and for so long as this Agreement is in effect and until the Commitments and each Letter of Credit have terminated, and the Obligations are paid in full:

          SECTION 7.01 Information Covenants. The Company will furnish or cause to be furnished to each Bank:

          (a) As soon as available, and in any event within 45 days after the close of each of the first three quarterly accounting periods in each fiscal year of the Company, the consolidated balance sheet of the Company and its consolidated Subsidiaries and the consolidated balance sheet of the Canadian Borrower and its consolidated Subsidiaries, as the case may be, as of the end of such quarterly period and the related consolidated statements of income and retained earnings (excluding statements of retained earnings as to the Canadian Borrower and its consolidated Subsidiaries) for such quarterly period and statement of cash flows (excluding statements of cash flows as to the Canadian Borrower and its consolidated Subsidiaries) for the elapsed portion of the fiscal year ended with the last day of such quarterly period, setting forth, in each case, comparative consolidated figures for the related periods in the prior fiscal year, together with a schedule of all Indebtedness in an outstanding principal amount in excess of $500,000.00 owed to a third party incurred by any Loan Party during the preceding fiscal quarter and a statement of any Persons which became Material Subsidiaries that are required to guarantee the Obligations during said quarter, all of which shall be certified by the chief financial officer or chief executive officer of the Company, as fairly presenting in all material respects, the financial position of the Company and its consolidated Subsidiaries or the Canadian Borrower and its consolidated Subsidiaries, as the case may be, as of the end of such period and the results of their operation for the period then ended in accordance with GAAP, subject to changes resulting from normal year-end audit adjustments and the inclusion of abbreviated footnotes; provided, however, that delivery of copies of the Quarterly Report on Form 10-Q of the Company for such quarterly period filed with the Securities and Exchange Commission shall be deemed to satisfy the requirements of this Section 7.01(a), provided further, that the Company shall, nonetheless, still separately deliver the required list of new Material Subsidiaries for which no Guaranty has yet been delivered.

          (b) As soon as available, and in any event within 90 days after the close of each fiscal year of the Company, the consolidated balance sheet of the Company and its consolidated Subsidiaries and the consolidated balance sheet of the Canadian Borrower and its consolidated Subsidiaries, as the case may be, as at the end of such fiscal year and the related consolidated statement of income for such fiscal year, setting forth, in each case, comparative figures for the preceding fiscal year and, in the case of the Company, certified by Arthur Andersen & Co. or other independent certified public accountants of recognized national standing reasonably acceptable to the Agent, whose report shall be without limitation as to the scope of the audit and reasonably satisfactory in substance to the Majority Banks and a statement of any Persons which became Material Subsidiaries during the fourth fiscal quarter; provided, however, that delivery of the Annual Report on Form 10-K of the Company for such year filed with the Securities and Exchange Commission shall be deemed to satisfy the requirements of this Section 7.01(b), provided further that the Company shall, nonetheless, still separately deliver the required list of new Material Subsidiaries for which no Guaranty has yet been delivered.

          (c) Immediately after any Responsible Officer of any Loan Party obtains knowledge thereof, notice of

          (i) any material violation of, noncompliance with, or remedial obligations under, Requirements of Environmental Laws,

          (ii) any material Release or threatened material Release of Hazardous Materials affecting any property owned, leased or operated by such Loan Party or any of its Subsidiaries,

          (iii) any event or condition that constitutes a Default or an Event of Default,

          (iv) any condition or event that, in the opinion of management of the Company, would reasonably be expected to have a Material Adverse Effect,

          (v) any Person having given any written notice to any Loan Party or taken any other action with respect to a claimed material default or event under any material instrument or material agreement,

          (vi) the institution of any litigation or arbitration which might reasonably be expected either to have a Material Adverse Effect or result in a final, non-appealable judgment or award in excess of $10,000,000.00 with respect to any single cause of action, or

          (vii) any Person which has become a Material Subsidiary and which has assets equal to or greater than 10% of Consolidated Tangible Assets;

a notice of such event or condition will be delivered to each Bank specifying the nature and period of existence thereof and specifying the notice given or action taken by such Person and the nature of any such claimed default, event or condition and, in the case of an Event of Default or Default, what action has been taken, is being taken or is proposed to be taken with respect thereto.

          (d) At the time of the delivery of the financial statement provided for in Sections 7.01(a) and (b), a certificate of the chief financial officer, treasurer or the controller of the Company to the effect that no Default or Event of Default exists or, if any Default or Event of Default does exist, specifying the nature and extent thereof and the action that is being taken or that is proposed to be taken with respect thereto, which certificate shall set forth (i) the name of each Subsidiary that is not a Loan Party and (ii) the calculations required to establish whether the Company was in compliance with the provisions of Sections 8.08 through 8.12 as at the end of such fiscal period or year, as the case may be.

          (e) Upon request by the U.S. Agent, but not more often than semi-annually, such environmental reports, studies and audits (all of which shall be reasonable in scope) of the Loan Parties' procedures and policies, assets and operations in respect of Environmental Laws as the U.S. Agent may request, which requests shall not materially expand the scope or cost of prior reports, studies or audits unless the information available to the Banks indicates a need for such expansion, in the complete discretion of the U.S. Agent or the Majority Banks.

          (f) Promptly upon transmission thereof, copies of any filings and registrations with, and reports to, the SEC other than reports delivered pursuant to Section 16 of the Securities and Exchange Act of 1934, which will be delivered only upon request by the U.S. Agent, and copies of all financial statements, proxy statements, notices and reports as the Company shall send to its public shareholder.

          (g) From time to time and with reasonable promptness, such other information or documents as the Agents or any Bank through the U.S. Agent may reasonably request, including, without limitation, notice of any Persons which have become Material Subsidiaries.

          (h) As soon as available and no more often than annually, statutory statements of Universal Assurance Corporation.

          SECTION 7.02 Books, Records and Inspections. The Company and its Subsidiaries will maintain, and will permit, or cause to be permitted, any Person designated by any Bank or the Banks in writing upon one Business Day's notice and without materially disrupting the operations of the Company or any of its Subsidiaries to visit and inspect any of the properties of the Company and its Subsidiaries, to examine the corporate books and financial records of the Company and its Subsidiaries and make copies thereof or extracts therefrom and to discuss the affairs, finances and accounts of any such corporations with the officers, employees and agents of the Company and its Subsidiaries and with their independent public accountants, all at such reasonable times and as often as the U.S. Agent or such Bank may reasonably request.

          SECTION 7.03 Insurance and Maintenance of Properties. (a) Each of the Company and its Subsidiaries will keep adequately insured by financially sound and reputable insurers all of its property of a character, and in amounts and against such risks, usually insured by similar Persons engaged in the same or similar businesses, including, without limitation, insurance against fire, casualty and any other hazards normally insured against. Each of the Company and its Subsidiaries will at all times maintain insurance against its liability for injury to Persons or property, which insurance shall be by financially sound and reputable insurers and in such amounts and form as are customary for corporations of established reputation engaged in the same or a similar business and owning and operating similar properties.

          (b) Subject to force majeure and ordinary wear and tear, each of the Company and its Subsidiaries will cause all of its material properties used or useful in the conduct of its business to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals and replacements thereof, all as in the judgment of such Person may be reasonably necessary so that the business carried on in connection therewith may be properly conducted without the occurrence of a Material Adverse Effect.


          SECTION 7.04 Payment of Taxes. Each of the Company and its Subsidiaries will pay and discharge all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits, or upon any properties belonging to it, prior to the date on which penalties attach thereto, except for such amounts that are being contested in good faith and by appropriate proceedings.

          SECTION 7.05 Corporate Existence. Subject to Section 8.02, each of the Company and its Subsidiaries will do all things necessary to preserve and keep in full force and effect (a) the corporate or partnership existence of such Person, and (b) unless the failure to do so would not have a Material Adverse Effect, the rights, privileges, permits, licenses and franchises of such of the Company and its Subsidiaries.

          SECTION 7.06 Compliance with Statutes. Each of the Company and its Subsidiaries will comply with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by, all governmental bodies, domestic or foreign, in respect of the conduct of its business and the ownership of its property, except to the extent the failure to do so would not reasonably be expected to have a Material Adverse Effect.

          SECTION 7.07 ERISA. As soon as possible and, in any event, within ten days after any Responsible Officer of any Loan Party knows or has reason to know any of the following items is true and is reasonably expected to have a Material Adverse Effect, such Loan Party will deliver or cause to be delivered to each of the Banks a certificate of the chief financial officer of the Company setting forth details as to such occurrence and such action, if any, which the Loan Party or its ERISA Affiliate is required or proposes to take, together with any notices required or proposed to be given to or filed with or by such Loan Party or ERISA Affiliate with respect thereto: that a Reportable Event has occurred or that an application may be or has been made to the Secretary of the Treasury or to any pension commission or like body appointed under any Applicable Canadian Pension Legislation for a waiver or modification of the minimum funding standard; that a Multiemployer Plan has been or may be terminated, reorganized, partitioned or declared insolvent under Title IV of ERISA or under any Applicable Canadian Pension Legislation; that any required contribution to a Plan or Multiemployer Plan has not been or may not be timely made; that proceedings may be or have been instituted under Section 4069(a) of ERISA or under any Applicable Canadian Pension Legislation to impose liability on a Loan Party or an ERISA Affiliate or under Section 4042 of ERISA or under any Applicable Canadian Pension Legislation to terminate a Plan or appoint a trustee to administer a Plan; that a Loan Party or any ERISA Affiliate has incurred or may incur any liability (including any contingent or secondary liability) on account of the termination of or withdrawal from a Plan or a Multiemployer Plan; and that a Loan Party or an ERISA Affiliate may be required to provide security to a Plan under Section 401(a)(29) of the Code or under any Applicable Canadian Pension Legislation; or any other condition(s) exist(s) or may occur with respect to one or more Plans and/or Multiemployer Plans.

          SECTION 7.08 Additional Guaranties. (a) Whenever the Company acquires any new Material Subsidiary incorporated under the laws of any of the United States or any of its territories, or any Subsidiary of the Company incorporated under the laws of any of the United States or any of its territories becomes a Material Subsidiary, the Company shall cause such Material Subsidiary to deliver to each Agent, with sufficient counterparts for each Bank within (i) 30 days after any such Material Subsidiary incorporated under the laws of any of the United States or any of its territories is acquired which owns assets constituting at least 10% of Consolidated Tangible Assets at such time or (ii) 45 days after the end of the fiscal quarter in which any other Subsidiary incorporated under the laws of any of the United States or any of its territories becomes a Material Subsidiary or (iii) immediately upon request of the Agent (A) a guaranty agreement in form and substance reasonably satisfactory to such Agent (an "Additional Guaranty") and (B) a certificate of an officer and of the secretary or an assistant secretary of such Material Subsidiary certifying a true and correct copy of each of the articles or certificate of incorporation, as amended and in effect of such Material Subsidiary, the bylaws, as amended and in effect of such Material Subsidiary and the resolutions adopted by the Board of Directors of such Material Subsidiary (or a duly authorized committee thereof) authorizing the execution, delivery and performance by such Material Subsidiary of the Additional Guaranty, provided, no Additional Guaranty shall be required if such Material Subsidiary is a partnership, association or joint venture created in connection with the acquisition or development of a collection site, processing plant, landfill or similar facility used in the ordinary course of the Company's business in which (a) a Guarantor is the managing partner or venturer of such Material Subsidiary, (b) the equity interest of any partner or joint venturer which is not an Affiliate of the Company does not entitle such Person to participate in the control of such business and (c) no Funded Indebtedness exists in such Material Subsidiary.

          (b) Subject to the provisions of Section 8.02 hereof, the Agent and each Bank agree that in the case of:

          (i) a sale, transfer or other disposition (whether in a single transaction or a series of related transactions and whether by merger, consolidation, amalgamation or otherwise) permitted by this Agreement of all of the issued and outstanding capital stock of any Subsidiary of the Company to any Person that is not, at the time of such sale, transfer or other disposition, the Company or a Subsidiary of the Company; or

          (ii) the dissolution of any Subsidiary of the Company permitted by this Agreement and, in either event, following written notice from the Company to the Agent of such sale or dissolution, without further action upon an event described in clause (i) or (ii) above:

          (x) the Guaranty of such Subsidiary (each such Subsidiary a "Released Subsidiary") shall be deemed terminated and of no further force and effect; and

          (y) no holder of any Obligations shall have any claim against such Released Subsidiary under such Guaranty.

          (c) The Agent and each Bank agree that the Company may, on behalf of any Released Subsidiary, require the Agent, at the expense of the Company, to execute and deliver to the Company, for the benefit of any Person, a written release, disclaimer, termination or quitclaim, and such other release documents as the Company may reasonably request to evidence such termination.

          (d) Notwithstanding the terms of this Section 7.08, Cougar Holdings, Inc., a Texas corporation, shall not be required to guarantee the Obligations unless (i) the amount of the total Investment of the Company and its Subsidiaries in Cougar Holdings, Inc. exceeds $5,000,000.00 (excluding any amount paid to acquire Cougar Holdings, Inc.).

          SECTION 7.09 Solvency. As of the Effective Date, each of the Loan Parties warrants and represents that:

          (i) the present fair salable value of its respective assets is not less than its probable liability on its existing debts, and the sum of its debts is not greater than all of its property, at a fair valuation;

          (ii) it is able to pay its respective debts as they mature and has not incurred any debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be received by it from any source and the amounts to be payable on or in respect of its debts); and

          (iii) it has sufficient capital with which to conduct its respective businesses (whether currently being conducted or proposed to be conducted).


                                 ARTICLE VIII
                              NEGATIVE COVENANTS

          Each Loan Party covenants and agrees for itself, that on and after the date hereof and for so long as this Agreement is in effect and until the Commitments and each Letter of Credit have terminated, and the Obligations are paid in full:

          SECTION 8.01 Change in Business. Except as described in this Section 8.01, the Company will not, and will not permit any of its Subsidiaries to, engage in any business not of the same general type as that conducted by the Company and its Subsidiaries on the Execution Date. Specifically, the Company will not, and will not permit any of its Subsidiaries to, engage in any line of business involving the handling, transportation, storage, remediation or disposition of Hazardous Materials, except (a) where such activity is not deemed to be hazardous under federal, state or provincial law or applicable court ruling or administrative rule or regulation, or (b) that the Company, through a Subsidiary, may handle, transport and temporarily store Hazardous Materials so long as (i) such short term storage, handling and transportation (but not long term storage or disposal) is conducted (x) by a Subsidiary (other than those described on Schedule 8.01 or a Subsidiary created after the date hereof) engaged principally in such activities, or (y) through any Subsidiary that was engaged in such activities at the time of its acquisition by the Company or any of its Subsidiaries, and (z) in accordance with all laws, regulations, rulings, ordinances and similar items applicable thereto, (ii) the consolidated gross revenues of the Company and all of its Subsidiaries for such activities do not exceed in the aggregate for any fiscal year 2.5% of the consolidated gross revenues of the Company and all its Subsidiaries for such fiscal year, and
(iii) the Subsidiaries engaged in such activities maintain insurance in respect of such activities as required by applicable state or provincial law and as is standard and customary in the industry.

          SECTION 8.02 Consolidation, Merger or Sale Assets. No Loan Party will wind up, liquidate or dissolve its affairs, or enter into any transaction of merger, amalgamation or consolidation, unless a Loan Party is the surviving entity, or sell or otherwise dispose of all or any part of its property or assets (other than sales of inventory or surplus or obsolete assets in the ordinary course of business or transfers to the Company or any of its Material Subsidiaries), including the stock of any Subsidiary, having a market value in excess of, in the aggregate, 2.5% of Consolidated Tangible Assets or 5% of Consolidated Tangible Assets in the case of an Exchange of Assets during any twelve-month period during the term hereof (other than sales of inventory or surplus or obsolete equipment in the ordinary course of business or transfers to the Company or any of its Material Subsidiaries), or agree to do any of the foregoing at any future time, other than the disposition to Newpark Resources, Inc., or its Affiliates, of assets used in connection with the collection, transfer and treatment of non-hazardous oil field wastes in the State of Louisiana and related transactions described in that one certain letter dated May 3, 1996 among the Agent, the Banks and the Company under the Prior Agreement. "Exchange of Assets" shall mean an exchange or trade, sale or other disposal of assets or stock, or a replacement of assets or stock with other assets or stock (whether with the same parties or other third parties) in one or more substantially related transactions occurring within a generally contemporaneous (but not necessarily simultaneous) time frame.

          SECTION 8.03 Liens. Neither the Company nor any Subsidiary will create, incur, assume or suffer to exist any Lien upon or with respect to any of its property or assets of any kind whether now owned or hereafter acquired, except:

          (a) Liens for taxes or assessments or other governmental charges or levies, either not yet due and payable or being contested in good faith and by appropriate proceedings for which adequate reserves have been established;

          (b) Liens in respect of property or assets of such Person imposed by law such as carriers', landlords', warehousemen's, materialmen's and mechanics' Liens and other similar Liens arising in the ordinary course of business, and
(i) which do not in the aggregate materially detract from the value of such property or assets or materially impair the use or value thereof in the operation of the business of such Person or (ii) which, if any material amount secured thereby is past due, are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing the forfeiture or sale of the property or asset subject to such Lien;

          (c) deposits made in connection with bids, tenders, contracts, statutory obligations, surety or appeal bonds and similar obligations (all other than for the purpose of borrowing money);

          (d) Liens arising under workers' compensation laws, unemployment insurance laws or similar legislation;

          (e) minor defects, irregularities and deficiencies in title to, and easements, rights-of-way, zoning restrictions and other similar restrictions, charges or encumbrances on, real property of such Person which do not interfere with the ordinary conduct of the business of the Company and which do not materially detract from the value of the real property which they affect;

          (f) Liens existing on the Execution Date and described in the Financials or listed on Schedule 8.03;

          (g) other Liens on fixed assets (excluding stock, accounts, inventory, cash, general intangibles and other current assets other than as listed on
Schedule 8.03(g)) securing Indebtedness permitted under Section 8.04, which shall not exceed an aggregate of 7 1/2% of Consolidated Tangible Assets measured by the principal amount of the Indebtedness secured thereby;

          (h) Liens securing any royalty or other contingent obligation incurred in connection with any permitted acquisition covering the property acquired (but no other property) provided the holder of such Lien may exercise its remedies against the specific asset secured by such Lien only in the event of nonpayment of such royalty or contingent obligations;

          (i) any right of set off arising under common law or by statute;

          (j) Liens created by, resulting from or arising in connection with any litigation or legal proceeding involving the Company or any of its Subsidiaries, excluding any judgment Liens or Liens in the form of attachments in aid of execution on a judgment to the extent the aggregate amount of all such judgments does not exceed $3,000,000.00 (to the extent not covered by insurance as to which the respective insurer has acknowledged coverage);

          (k) Liens for the benefit of the Agent and the Banks; and

          (l) any renewal, extension or replacement of any Lien referred to in the foregoing clauses; provided however, that no Lien arising or existing as a result of such extension, renewal or replacement shall be extended to cover any property not theretofore subject to the Lien being extended, renewed or replaced and provided further that the principal amount of the Indebtedness secured thereby shall not exceed the principal amount of the Indebtedness so secured at the time of such extension, renewal or replacement.

          SECTION 8.04 Indebtedness. Neither the Company nor any Subsidiary will create, incur, assume or permit to exist any Indebtedness or undertake any Assurance of Indebtedness, other than Indebtedness created hereby, including renewals and extensions thereof (in the same amounts or less), except:

          (a) Indebtedness of the Company or its Subsidiaries of up to $200,000,000.00 in principal, with a scheduled final maturity of such principal and an average life of no sooner than the Maturity Date and containing terms and provisions no more restrictive to the Company or any other Loan Party than the terms and provisions of this Agreement;

          (b) Subordinated Indebtedness of the Company or any of its Subsidiaries on subordination terms and provisions no more favorable to the holder of such subordinated Indebtedness than the terms and provisions described on Exhibit 8.04 attached hereto, or as otherwise approved in writing by the Majority Banks;

          (c) Other Indebtedness of the Company or its Subsidiaries; provided, that the principal amount of such Indebtedness incurred in any one calendar year shall not exceed ten percent (10%) of Consolidated Net Worth of the Company, measured as of the end of the preceding fiscal quarter as shown by the most recently delivered report provided pursuant to Section 7.01(a) or (b) hereof; provided, further, that all such Indebtedness in excess of $1,000,000.00 shall be shown on Schedule 8.04(c) hereto, which schedule the Company is obligated to update annually as of the end of the Company's fiscal year, commencing with the fiscal year ending December 31, 1996 with the delivery of its report delivered pursuant to Section 7.01(b) hereof;

          (d) Indebtedness of any Subsidiary of the Company to the Company or any Subsidiary of the Company;

          (e) Indebtedness of any Material Subsidiary of the Company under the Guaranty;

          (f) Indebtedness of any Subsidiary to any other Material Subsidiary under any contribution agreement between or among such Subsidiaries;

          (g) Indebtedness of the Company owed to a Material Subsidiary so long as such Indebtedness is effectively subordinated to the Obligations by written instruments containing subordination terms and no less favorable to the Banks than those contained in Section 9.05 hereof;

          (h) Indebtedness owing hereunder, including that contemplated by
Section 2.14;

          (i) Indebtedness of any Loan Party existing as of the date hereof, all of which Indebtedness in excess of $500,000.00 is described on Schedule 6.08; and

          (j) Amendments, modifications, renewals and extensions (in the same or lesser principal amount on similar terms and conditions) of any Indebtedness described in this Section 8.04.

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

          SECTION 8.05 Investments. No Loan Party will, directly or indirectly, make or own any Investment in any Person, except:

          (a) The Company and its Subsidiaries may make and own Permitted Investments;

          (b) The Company and its Subsidiaries may continue to own Investments owned by them on the date hereof as set forth on Schedule 8.05;

          (c) The Company and its Subsidiaries may make and own Investments (i) arising out of loans and advances in the ordinary course of business to officers, directors and employees; provided, however, the aggregate outstanding amount of all such loans and advances shall not exceed $3,000,000.00 at any time outstanding, (ii) arising out of advances made in the ordinary course of business to contract or perform services for the Company or any of its Subsidiaries, (iii) constituting accounts receivable arising in the ordinary course of business and payable within 60 days, (iv) arising out of deposits with any bank and (v) acquired by reason of the exercise of customary creditors' rights upon default or pursuant to the bankruptcy, insolvency or reorganization of a debtor;

          (d) Any Loan Party may endorse negotiable instruments for collection in the ordinary course of business;

          (e) Subject to the limitations of Section 8.04, any Loan Party may acquire new Subsidiaries or substantially all of the assets of any entity engaged generally in the same or related industries as the Company and its Subsidiaries; provided, that no single acquisition of assets or capital stock shall have a total consideration in the form of cash or assumed Indebtedness calculated in accordance with GAAP, but excluding the stock of the Company or any Subsidiary, in excess of $75,000,000.00;

          (f) Subject to the limitations of Sections 8.04 and 8.05(e), the Company may make Investments; provided, that such Investments or purchases do not exceed in the aggregate, at any time, 5% of Consolidated Tangible Assets;

          (g) Subject to the limitations of Section 8.04 and 8.05(e), the Company may make Investments in, or purchase, Subsidiaries which make the major portion of their sales to Persons located outside the United States; provided, that no Investment may be made pursuant to this subsection if, after giving effect to such Investment, the aggregate amount of assets located, and notes and accounts due from obligors located, outside the United States would exceed 17.5% of Consolidated Tangible Assets;

          (h) Any Loan Party may establish such trust funds and escrow accounts as are required by law or regulation regarding the operation and closure of such Loan Party's landfills, provided that the contents of such funds or accounts, to the extent same is controlled by said Loan Party, shall be deposited in Permitted Investments or in such other investment as the Company, in its good faith determination, finds to be reasonable under the circumstances and in accordance with applicable law and standard industry practice; and

          (i) Any Loan Party may make and own Investments permitted under Sections 8.04(c), (e), (f) and (g) above.

          SECTION 8.06 Restricted Payments. The Company will not make or declare any Restricted Payment.

          SECTION 8.07 Change in Accounting; Fiscal Year. The Company will not and will not permit any Subsidiary to, change its method of accounting except for immaterial changes in methods, changes permitted by GAAP in which the Company' auditors concur and changes required by GAAP. The Company shall advise the Agent in writing promptly upon making any such change to the extent same is not disclosed in the financial statements required under Section 7.01 hereof.

          SECTION 8.08 Minimum Consolidated Net Worth. The Company will not permit Consolidated Net Worth plus Guaranteed Value Contracts at any time during the term hereof to be less than $350,000,000.00, plus (a) if positive, fifty percent (50%) of Consolidated Net Income after March 31, 1996 to the date of determination, plus (b) one hundred percent (100%) of the net proceeds received in consideration for the issuance of any capital stock by the Company subsequent to March 31, 1996 and during the term hereof, minus (c) the cash amounts paid in respect of Guaranteed Value Contracts during the term hereof and plus (d) one hundred percent (100%) of the net proceeds of any other capital contribution or paid in equity received after March 31, 1996 and during the term hereof.

          SECTION 8.09 Minimum Consolidated Tangible Net Worth. The Company will not permit Consolidated Tangible Net Worth plus Guaranteed Value Contracts at any time during the term hereof to be less than $150,000,000.00.

          SECTION 8.10 Fixed Charge Coverage Ratio. The Company will not permit the ratio of (a) Consolidated EBITDA, plus Operating Lease Obligations, less Consolidated Maintenance Capital Expenditures to (b) Consolidated Fixed Charges, computed quarterly on a rolling four quarters basis, to be less than 1.25 to 1.0.

          SECTION 8.11 Funded Indebtedness Limitation. The Company will not permit the ratio of (a) Consolidated Funded Indebtedness to (b) Consolidated EBITDA for the previous rolling twelve months, to be greater than (i) 3.75 to
1.0 for the period from the Effective Date until the Termination Date, and (ii)
3.25 to 1.0 for the period from the Termination Date to the Maturity Date.

          SECTION 8.12 Guaranteed Value Contracts. Neither the Company nor any Subsidiary shall make any distributions of cash or preferred stock which exceed, in the aggregate, $7,500,000.00 during the term hereof, in respect of any Guaranteed Value Contracts without the prior written consent of the Agent and the Majority Banks.

          SECTION 8.13 Assurances. The Loan Parties will not execute or undertake any Assurances during the term hereof, except:

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

          (a) endorsements of instruments for deposit or collection in the ordinary course of business;

          (b) indemnities, warranties and other contingent obligations arising in the ordinary course of business in connection with the purchase, sale or other disposition assets or properties or delivery of services;

          (c) indemnity obligations arising by operation of law;

          (d) existing Assurances described on Schedule 8.13;

          (e) the obligations under the Loan Documents;

          (f) any Assurances permitted under Sections 8.03 or 8.04 and Guaranteed Value Contracts permitted hereunder; and

          (g) any renewal, extension, refundings, refinancings, amendments or modifications of any of the foregoing.

          SECTION 8.14 Transactions with Affiliates. No Loan Party will, directly or indirectly, engage in any transaction with any Affiliate of such Loan Party, including the purchase, sale or exchange of assets or the rendering of any service, except in the ordinary course of business or pursuant to the reasonable requirements of such Loan Party's business and, in each case, upon terms that are no less favorable to such Loan Party than those which might be obtained in an arm's-length transaction at the time from non-Affiliates.

          SECTION 8.15 Change of Certain Indebtedness. The Company will not, and will not permit any of its Subsidiaries to, after the occurrence and during the continuance of any Event of Default, (i) make any voluntary prepayments of principal of or interest on any Consolidated Funded Indebtedness (whether or not subordinated) or (ii) alter, amend, modify or otherwise change the terms, conditions and provisions of any Consolidated Funded Indebtedness to accelerate the scheduled payments of principal of such Indebtedness.

          SECTION 8.16 Ownership of the Canadian Borrower. The Company will not convey any share of or any other equity interest in the Canadian Borrower, or grant any lien upon, or any option, right or warrant to acquire any share of or any other equity interest in the Canadian Borrower, to any other Person other than a wholly-owned subsidiary of the Company.

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                                  ARTICLE IX
                                   GUARANTY

        SECTION 9.01 Guaranty. In consideration of, and in order to induce the U.S. Banks to make the U.S. Loans and the appropriate Issuing Bank to issue U.S. Letters of Credit hereunder, the Guarantors hereby absolutely, unconditionally and irrevocably, jointly and severally guarantee the punctual payment and performance when due, whether at stated maturity, by acceleration or otherwise, of the Obligations, and all other obligations and covenants of the Company now or hereafter existing under this Agreement, the Notes and the other Loan Documents whether for principal, interest (including interest accruing or becoming owing both prior to and subsequent to the commencement of any proceeding against or with respect to the Company under any chapter of the Bankruptcy Code), fees, commissions, expenses (including reasonable attorneys' fees and expenses) or otherwise, and all reasonable costs and expenses, if any, incurred by the U.S. Agent or any U.S. Bank in connection with enforcing any rights under this Guaranty (all such obligations being the "Guaranteed Obligations"), and agree to pay any and all reasonable expenses incurred by each U.S. Bank and the U.S. Agent in enforcing this Guaranty; provided, however, that, anything herein or in any other Loan Document to the contrary notwithstanding, the maximum liability of each Guarantor hereunder and under the other Loan Documents shall in no event exceed such Guarantor's Maximum Guaranteed Amount as and when determined in accordance with applicable state or federal law. This Guaranty is an absolute, unconditional, present and continuing guaranty of payment and not of collectibility and is in no way conditioned upon any attempt to collect from the Company or any other action, occurrence or circumstance whatsoever. Each Guarantor agrees that the Guaranteed Obligations may at any time and from time to time exceed the Maximum Guaranteed Amount of such Guarantor without impairing this Guaranty or affecting the rights and remedies of the U.S. Banks hereunder.

          SECTION 9.02 Continuing Guaranty. Each Guarantor guarantees that the Guaranteed Obligations will be paid strictly in accordance with the terms of this Agreement, the Notes and the other Loan Documents. Each Guarantor agrees that the Guaranteed Obligations and Loan Documents may be extended or renewed, and Loans repaid and reborrowed in whole or in part, without notice to or assent by such Guarantor, and that it will remain bound upon this Guaranty notwithstanding any extension, renewal or other alteration of any Guaranteed Obligations or Loan Documents, or any repayment and reborrowing of Loans. To the maximum extent permitted by applicable law, the obligations of each Guarantor under this Guaranty shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms hereof under any circumstances whatsoever, including:

          (a) any extension, renewal, modification, settlement, compromise, waiver or release in respect of any Guaranteed Obligations;

          (b) any extension, renewal, amendment, modification, rescission, waiver or release in respect of any Loan Documents;

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

          (c) any release, exchange, substitution, non-perfection or invalidity of, or failure to exercise rights or remedies with respect to, any direct or indirect security for any Guaranteed Obligations, including the release of any Guarantor or other Person liable on any Guaranteed Obligations;

          (d) any change in the corporate existence, structure or ownership of the Company, any Guarantor, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting the Company, such Guarantor, any other Guarantor or any of their respective assets;

          (e) the existence of any claim, defense, set-off or other rights or remedies which such Guarantor at any time may have against the Company, or the Company or such Guarantor may have at any time against the U.S. Agent, any U.S. Bank, any other Guarantor or any other Person, whether in connection with this Guaranty, the Loan Documents, the transactions contemplated thereby or any other transaction other than by the payment in full by the Company of the Guaranteed Obligations after the termination of the Commitments of the Banks and the expiration or termination of all Letters of Credit;

          (f) any invalidity or unenforceability for any reason of this Agreement or other Loan Documents, or any provision of law purporting to prohibit the payment or performance by the Company, such Guarantor or any other Guarantor of the Guaranteed Obligations or Loan Documents, or of any other obligation to the U.S. Agent or any U.S. Bank; or

          (g) any other circumstances or happening whatsoever, whether or not similar to any of the foregoing.

          SECTION 9.03 Effect of Debtor Relief Laws. If after receipt of any payment of, or proceeds of any security applied (or intended to be applied) to the payment of all or any part of the Guaranteed Obligations, the U.S. Agent or any U.S. Bank is for any reason compelled to surrender or voluntarily surrenders, such payment or proceeds to any Person (a) because such payment or application of proceeds is or may be avoided, invalidated, declared fraudulent, set aside, determined to be void or voidable as a preference, fraudulent conveyance, fraudulent transfer, impermissible set-off or a diversion of trust funds or (b) for any other reason, including (i) any judgment, decree or order of any court or administrative body having jurisdiction over the U.S. Agent, any U.S. Bank or any of their respective properties or (ii) any settlement or compromise of any such claim effected by the U.S. Agent or any U.S. Bank with any such claimant (including the Company), then the Guaranteed Obligations or part thereof intended to be satisfied shall be reinstated and continue, and this Guaranty shall continue in full force as if such payment or proceeds have not been received, notwithstanding any revocation thereof or the cancellation of any Note or any other instrument evidencing any Guaranteed Obligations or otherwise; and the Guarantors, jointly and severally, shall be liable to pay the U.S. Agent and the U.S. Banks, and hereby do indemnify the U.S. Agent and the U.S. Banks and hold them harmless for the amount of such payment or proceeds so surrendered and all expenses (including reasonable attorneys' fees, court costs and expenses attributable thereto) incurred by the U.S. Agent or any U.S. Bank in the defense of any claim made against it that any payment or proceeds received by the U.S. Agent or any U.S. Bank in respect of all or part of the Guaranteed Obligations must be surrendered. The provisions of this

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

paragraph shall survive the termination of this Guaranty, and any satisfaction and discharge of the Company by virtue of any payment, court order or any federal or state law.

          SECTION 9.04 Waiver of Subrogation. Notwithstanding any payment or payments made by any Guarantor hereunder, or any set-off or application by the U.S. Agent or any U.S. Bank of any security or of any credits or claims, no Guarantor will assert or exercise any rights of the U.S. Agent or any U.S. Bank or of such Guarantor against the Company to recover the amount of any payment made by such Guarantor to the U.S. Agent or any U.S. Bank hereunder by way of any claim, remedy or subrogation, reimbursement, exoneration, contribution, indemnity, participation or otherwise arising by contract, by statute, under common law or otherwise, and such Guarantor shall not have any right of recourse to or any claim against assets or property of the Company until the full and final repayment of the Obligations, the expiration or other termination of all Letters of Credit and the termination of the Commitments.

          SECTION 9.05 Subordination. If any Guarantor becomes the holder of any indebtedness payable by the Company or another Guarantor, each Guarantor hereby subordinates all indebtedness owing to it from the Company to all indebtedness of the Company to the Agent and the Banks, and agrees that during the continuance of any Default or Event of Default it shall not accept any payment on the same until payment in full of the Obligations of the Company under this Agreement and the other Loan Documents after the termination of the Commitments of the Banks and the termination or expiration of the Letters of Credit, the Notes and all other Loan Documents, and shall in no circumstance whatsoever attempt to set-off or reduce any obligations hereunder because of such indebtedness. If any amount shall nevertheless be paid to a Guarantor by the Company or another Guarantor prior to payment in full of the Guaranteed Obligations, such amount shall be held in trust for the benefit of the U.S. Agent and the U.S. Banks and shall forthwith be paid by the Company to the U.S. Agent to be credited and applied to the Guaranteed Obligations, whether matured or unmatured.

          SECTION 9.06 Waiver. Each Guarantor hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Guaranteed Obligations and this Guaranty and waives presentment, demand of payment, notice of intent to accelerate, notice of dishonor or nonpayment and any requirement that the U.S. Agent or any U.S. Bank institute suit, collection proceedings or take any other action to collect the Guaranteed Obligations, including any requirement that the U.S. Agent or any U.S. Bank protect, secure, perfect or insure any Lien against any property subject thereto or exhaust any right or take any action against the Company or any other Person or any collateral (it being the intention of the Agent, the Banks and each Guarantor that this Guaranty is to be a guaranty of payment and not of collection). It shall not be necessary for the U.S. Agent or any U.S. Bank, in order to enforce any payment by any Guarantor hereunder, to institute suit or exhaust its rights and remedies against the Company, any other Guarantor or any other Person, including others liable to pay any Guaranteed Obligations, or to enforce its rights against any security ever given to secure payment thereof. Each Guarantor hereby expressly waives to the maximum extent permitted by applicable law each and every right to which it may be entitled by virtue of the suretyship laws of the State of Texas, including any and all rights it may have pursuant to Rule 31, Texas Rules of Civil Procedure, Section 17.001 of the Texas Civil Practice and Remedies Code and Chapter 34 of the Texas

Business and Commerce Code. Each Guarantor hereby waives marshaling of assets and liabilities, notice by the Agent or any Bank of any indebtedness or liability to which such Bank applies or may apply any amounts received by such Bank, and of the creation, advancement, increase, existence, extension, renewal, rearrangement or modification of the Guaranteed Obligations. Each Guarantor expressly waives, to the extent permitted by applicable law, the benefit of any and all laws providing for exemption of property from execution or for valuation and appraisal upon foreclosure.

          SECTION 9.07 Full Force and Effect. This Guaranty is a continuing guaranty and shall remain in full force and effect until all of the Obligations of the Company under this Agreement and the other Loan Documents and all other amounts payable under this Guaranty have been paid in full (after the termination of the Commitments of the Banks and the termination or expiration of the Letters of Credit). All rights, remedies and powers provided in this Guaranty may be exercised, and all waivers contained in this Guaranty may be enforced, only to the extent that the exercise or enforcement thereof does not violate any provisions of applicable law which may not be waived.

                                   ARTICLE X
                               CANADIAN GUARANTY

          SECTION 10.01 Guaranty. In consideration of, and in order to induce the Canadian Banks to make the Canadian Loans and the appropriate Issuing Bank to issue Canadian Letters of Credit hereunder, the Company and each Guarantor hereby absolutely, unconditionally, irrevocably, jointly and severally guaranty the punctual payment and performance when due, whether at stated maturity, by acceleration or otherwise, of the Obligations, and all other obligations and covenants of the Canadian Borrower now or hereafter existing under this Agreement and the other Loan Documents whether for principal, interest (including interest accruing or becoming owing both prior to and subsequent to the commencement of any proceeding against or with respect to the Canadian Borrower under the Bankruptcy and Insolvency Act (Canada) or the Companies' Creditors Arrangement Act (Canada)), Acceptance Fees, fees, commissions, expenses (including reasonable legal fees and disbursements) or otherwise, and all reasonable costs and expenses, if any, incurred by the Canadian Agent or any Canadian Bank in connection with enforcing any rights under this Guaranty (all such obligations being the "Canadian Guaranteed Obligations"), and agrees to pay any and all reasonable expenses incurred by each Canadian Bank and the Canadian Agent in enforcing this Guaranty; provided, however, that, anything herein or in any other Loan Document to the contrary notwithstanding, the maximum liability of each Guarantor hereunder and under the other Loan Documents shall in no event exceed such Guarantor's Maximum Guaranteed Amount as and when determined in accordance with applicable state or federal law. This Guaranty is an absolute, unconditional, present and continuing guaranty of payment and not of collectibility and is in no way conditioned upon any attempt to collect from the Canadian Borrower or any other action, occurrence or circumstance whatsoever.

          SECTION 10.02 Continuing Guaranty. The Company and each Guarantor jointly and severally guarantee that the Canadian Guaranteed Obligations will be paid strictly in accordance with the terms of this Agreement, the Notes and the other Loan Documents. The Company and each Guarantor agree that the Canadian Guaranteed Obligations and Loan Documents may be extended or

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

renewed, and Canadian Loans repaid and reborrowed in whole or in part, and Canadian Letters of Credit issued, re-issued, extended and renewed, in whole or in part, without notice to or assent by any of the Company or any Guarantor, and that it will remain bound upon this Guaranty notwithstanding any extension, renewal or other alteration of any Canadian Guaranteed Obligations or Loan Documents, or any repayment and reborrowing of the Canadian Facility. To the maximum extent permitted by applicable law, the obligations of the Company and each Guarantor under this Guaranty shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms hereof under any circumstances whatsoever, including:

          (a) any extension, renewal, modification, settlement, compromise, waiver or release in respect of any Canadian Guaranteed Obligations;

          (b) any extension, renewal, amendment, modification, rescission, waiver or release in respect of any Loan Documents;

          (c) any release, exchange, substitution, non-perfection or invalidity of, or failure to exercise rights or remedies with respect to, any direct or indirect security for any Canadian Guaranteed Obligations, including the release of the Company or any Guarantor or any other Person liable on any Canadian Guaranteed Obligations;

          (d) any change in the corporate existence, structure or ownership of the Canadian Borrower, the Company, any Guarantor or any other Person, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting the Canadian Borrower, the Company, any other Guarantor or any other Person or any of their respective assets;

          (e) the existence of any claim, defense, set-off or other rights or remedies which the Company or any Guarantor at any time may have against the Canadian Borrower, the Canadian Agent, any Canadian Bank, any other Guarantor or any other Person, whether in connection with this Guaranty, the Loan Documents, the transactions contemplated thereby or any other transaction other than by the payment in full by the Canadian Borrower of the Canadian Guaranteed Obligations after the termination of the Canadian Commitments of the Canadian Banks and the expiration or termination of all Canadian Letters of Credit;

          (f) any invalidity or unenforceability for any reason of this Agreement or other Loan Documents, or any provision of law purporting to prohibit the payment or performance by the Company, such Guarantor or any other Guarantor of the Canadian Guaranteed Obligations or Loan Documents, or of any other obligation to the Agent or any Bank; or

          (g) any other circumstances or happening whatsoever, whether or not similar to any of the foregoing.

          SECTION 10.3 Effect of Debtor Relief Laws. If after receipt of any payment of, or proceeds of any security applied (or intended to be applied) to the payment of all or any part of the

Canadian Guaranteed Obligations, the Canadian Agent or any Canadian Bank is for any reason compelled to surrender or voluntarily surrenders, such payment or proceeds to any Person (a) because such payment or application of proceeds is or may be avoided, invalidated, declared fraudulent, set aside, determined to be void or voidable as a preference, fraudulent conveyance, fraudulent transfer, impermissible set-off or a diversion of trust funds or (b) for any other reason, including (i) any judgment, decree or order of any court or administrative body having jurisdiction over the Canadian Agent, any Canadian Bank or any of their respective properties or (ii) any settlement or compromise of any such claim effected by the Canadian Agent or any Canadian Bank with any such claimant (including the Canadian Borrower), then the Canadian Guaranteed Obligations or part thereof intended to be satisfied shall be reinstated and continue, and this Guaranty shall continue in full force as if such payment or proceeds have not been received, notwithstanding any revocation thereof or the cancellation of other instrument evidencing any Canadian Guaranteed Obligations or otherwise; and the Company and each Guarantor shall be liable to pay the Canadian Agent and the Canadian Banks, and hereby does indemnify the Canadian Agent and the Canadian Banks and hold them harmless for the amount of such payment or proceeds so surrendered and all expenses (including reasonable legal fees and disbursements on a solicitor and his own client basis, court costs and expenses attributable thereto) incurred by the Canadian Agent or any Canadian Bank in the defense of any claim made against it that any payment or proceeds received by the Canadian Agent or any Canadian Bank in respect of all or part of the Canadian Guaranteed Obligations must be surrendered. The provisions of this paragraph shall survive the termination of this Guaranty, and any satisfaction and discharge of the Canadian Borrower by virtue of any payment, court order or any federal, state, provincial or other law.

          SECTION 10.04 Waiver of Subrogation. Notwithstanding any payment or payments made by the Company or any Guarantor hereunder, or any set-off or application by the Canadian Agent or any Canadian Bank of any security or of any credits or claims, neither the Canadian Borrower, the Company nor such Guarantor will assert or exercise any rights of the Canadian Agent or any Canadian Bank or of the Company or such Guarantor against the Canadian Borrower to recover the amount of any payment made by the Company or such Guarantor to the Canadian Agent or any Canadian Bank hereunder by way of any claim, remedy or subrogation, reimbursement, exoneration, contribution, indemnity, participation or otherwise arising by contract, by statute, under common law or otherwise, and the Company shall not have any right of recourse to or any claim against assets or property of the Canadian Borrower, until the full and final payment of the Canadian Facility guaranteed hereby has been satisfied, any Letters of Credit issued under the Canadian Facility have expired or been terminated and the Commitments have been terminated.

          SECTION 10.05 Subordination. If the Company or any Guarantor becomes the holder of any indebtedness payable by the Canadian Borrower or by the Company or by another Guarantor, such Person hereby subordinates all indebtedness owing to it from the Canadian Borrower or from the Company or from another Guarantor to all indebtedness of the Canadian Borrower or the Company or such other Guarantor, as the case may be, to the Canadian Agent and the Canadian Banks, and agrees that during the continuance of any Default or Event of Default it shall not accept any payment on the same until payment in full of the Obligations of the Canadian Borrower under this Agreement and the other Loan Documents after the termination of the Commitments of the Canadian Banks and the termination or expiration of the Canadian Letters of Credit, the maturity of all outstanding Bankers' Acceptances and all other Loan Documents, and shall in no circumstance whatsoever attempt to set-off or reduce any obligations hereunder because of such indebtedness. If any amount shall nevertheless be paid to the Company or any Guarantor by the Canadian Borrower or by the Company or by another Guarantor prior to payment in full of the Canadian Guaranteed Obligations, such amount shall be held in trust for the benefit of the Canadian Agent and the Canadian Banks and shall forthwith be paid to the Canadian Agent to be credited and applied to the Canadian Guaranteed Obligations, whether matured or unmatured.

          SECTION 10.06 Waiver. The Company and each Guarantor hereby waive promptness, diligence, notice of acceptance and any other notice with respect to any of the Canadian Guaranteed Obligations and this Guaranty and waives presentment, demand of payment, notice of intent to accelerate, notice of dishonor or nonpayment and any requirement that the Canadian Agent or any Canadian Bank institute suit, collection proceedings or take any other action to collect the Canadian Guaranteed Obligations, including any requirement that the Canadian Agent or any Canadian Bank protect, secure, perfect or insure any Lien against any property subject thereto or exhaust any right or take any action against the Canadian Borrower or any other Person or any collateral (it being the intention of all parties hereto that this Guaranty is to be a guaranty of payment and not of collection). It shall not be necessary for the Canadian Agent or any Canadian Bank, in order to enforce any payment by the Company or any Guarantor hereunder, to institute suit or, pursue or exhaust its rights and remedies against the Canadian Borrower, any other Person, including others liable to pay any Canadian Guaranteed Obligations, or to enforce its rights against any security ever given to secure payment thereof. The Company and each Guarantor hereby expressly waive to the maximum extent permitted by applicable law each and every right to which any of them may be entitled by virtue of the suretyship laws of the State of Texas, including any and all rights it may have pursuant to Rule 31, Texas Rules of Civil Procedure, Section 17.001 of the Texas Civil Practice and Remedies Code and Chapter 34 of the Texas Business and Commerce Code. The Company and each Guarantor hereby waives marshaling of assets and liabilities, notice by the Canadian Agent or any Canadian Bank of any indebtedness or liability to which such Canadian Bank applies or may apply any amounts received by such Canadian Bank, and of the creation, advancement, increase, existence, extension, renewal, rearrangement or modification of the Canadian Guaranteed Obligations. The Company and each Guarantor expressly waives, to the extent permitted by applicable law, the benefit of any and all laws providing for exemption of property from execution or for valuation and appraisal upon foreclosure.

          SECTION 10.07 Full Force and Effect. This Guaranty is a continuing guaranty and shall remain in full force and effect until all of the Obligations of the Canadian Borrower under this Agreement and the other Loan Documents and all other amounts payable under this Guaranty have been paid in full (after the termination of the Commitments of the Canadian Banks and the termination or expiration of the Canadian Letters of Credit). All rights, remedies and powers provided in this Guaranty may be exercised, and all waivers contained in this Guaranty may be enforced, only to the extent that the exercise or enforcement thereof does not violate any provisions of applicable law which may not be waived.

          SECTION 10.08 Withholding Taxes. The Company and each Guarantor hereby agrees that:

          (a) Any and all payments made by the Company or any Guarantor hereunder shall be made free and clear of, and without deduction for, any and all present or future taxes, levies, fees, duties, imposts, deductions, charges or withholdings of any nature whatsoever (hereinafter referred to as "Taxes"), and all liabilities with respect thereto, excluding, in the case of the Canadian Agent, any Canadian Banks or any holder of a Note, (i) Taxes imposed on or measured by its net income or profits, (ii) franchise Taxes imposed on it, (iii) Taxes imposed by any jurisdiction as a direct consequence of it, or any of its Affiliates, having a present or former connection with such jurisdiction, including, without limitation, being organized, existing or qualified to do business, doing business or maintaining a permanent establishment or office in such jurisdiction or (iv) Taxes imposed by reason of its failure to comply with any applicable certification, identification, information, documentation or other reporting requirement (all such non-excluded Taxes being hereinafter referred to as "Indemnifiable Taxes"). In the event that any withholding or deduction from any payment to be made by the Company or any Guarantor hereunder is required in respect of any Indemnifiable Taxes pursuant to any applicable law, or governmental rule or regulation, then the Company or such Guarantor will
(i) direct to the relevant taxing authority the full amount required to be so withheld or deducted, (ii) forward to the Canadian Agent an official receipt or other documentation satisfactory to the Canadian Agent evidencing such payment to such taxing authority, and (iii) direct to the Canadian Agent for the account of the relevant Canadian Banks such additional amount or amounts as is necessary to ensure that the net amount actually received by each relevant Canadian Bank will equal the full amount such Canadian Bank would have received had no such withholding or deduction (including any Indemnifiable Taxes on such additional amounts) been required.

          Moreover, if any Indemnifiable Taxes are directly asserted against the Canadian Agent or any Canadian Bank with respect to any payment received by the Canadian Agent or such Canadian Bank by reason of the Company's or any Guarantor's failure to properly deduct and withhold such Indemnifiable Taxes from such payment, the Canadian Agent or such Canadian Bank may pay such Indemnifiable Taxes and the Company or such Guarantor will promptly pay all such additional amounts (including any penalties, interest or reasonable expenses) as is necessary in order that the net amount received by such Person after the payment of such Indemnifiable Taxes (including any Indemnifiable Taxes on such additional amount) shall equal the amount such Person would have received had not such Indemnifiable Taxes been asserted. Any such payment shall be made promptly after the receipt by the Company or any such Guarantor from the Canadian Agent or such Canadian Bank, as the case may be, of a written statement setting forth in reasonable detail the amount of the Indemnifiable Taxes and the basis of the claim.

          (b) The Company and each Guarantor shall pay any present or future stamp or documentary taxes or any other excise or any other similar levies which arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Agreement (hereinafter referred to as "Other Taxes").

          (c) The Company and each Guarantor hereby indemnifies and holds harmless the Canadian Agent and each Canadian Bank for the full amount of Indemnifiable Taxes or Other Taxes (including, without limitation, any Indemnifiable Taxes or Other Taxes imposed on amounts payable under this Section 10.08) paid by the Canadian Agent or such Canadian Bank, as the case may be, and any liability (including penalties, interest and reasonable expenses) arising therefrom or with respect thereto, by reason of the Company's or any Guarantor's failure to properly deduct and withhold Indemnifiable Taxes pursuant to paragraph (a) above or to properly pay Other Taxes pursuant to paragraph (b) above. Any indemnification payment from the Company or any Guarantor under the preceding sentence shall be made promptly after receipt by the Company or any such Guarantor from the Canadian Agent of a written statement setting forth in reasonable detail the amount of such Indemnifiable Taxes or such Other Taxes, as the case may be, and the basis of the claim.

          (d) If the Company or any Guarantor pays any amount under this Section
10.08 to the Canadian Agent or any Canadian Bank and such payee receives a refund of any Taxes with respect to which such amount was paid, the Canadian Agent or such Canadian Bank, as the case may be, shall pay to the Company or such Guarantor the amount of such refund promptly following the receipt thereof by such payee.

          (e) In the event that any taxing authority notifies the Company or any Guarantor that it has improperly failed to deduct or withhold any Taxes (other than Indemnifiable Taxes) from a payment made hereunder to the Canadian Agent or any Canadian Bank, the Company or such Guarantor shall timely and fully pay such Taxes to such taxing authority and the Canadian Agent or such Canadian Bank, as the case may be, shall pay such amount to the Company or such Guarantor promptly following the receipt of written demand therefor.

          (f) The Canadian Agent or any Canadian Bank shall, upon the request of the Company or any Guarantor, take reasonable measures to avoid or mitigate the amount of Indemnifiable Taxes required to be deducted or withheld from any payment made hereunder if such measures can be taken without such person suffering any material legal, regulatory or economic disadvantage.

          (g) Without prejudice to the survival of any other agreement of the parties hereunder, the agreements and obligations of the Company and each Guarantor contained in this Section 10.08 shall survive the payment in full of the Obligations.

          SECTION 10.09 Judgment Currency. The Company and each Guarantor hereby agrees that:

          (a) If, for the purposes of obtaining or enforcing a judgment in any court in any jurisdiction, it is necessary to convert a sum due hereunder from one currency into another currency, the rate of exchange used shall be that at which in accordance with normal banking procedures the Canadian Agent or the relevant Canadian Bank, as the case may be, could purchase such currency with such other currency on the Business Day preceding that on which final judgment is given.

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          (b) The obligation of the Company and each Guarantor in respect of any sum due from it to the Canadian Agent or any Canadian Bank shall, notwithstanding any judgment in any particular currency, be discharged only to the extent that on the Business Day following receipt by the Canadian Agent or such Canadian Bank, as the case may be, of any sum adjudged to be so due in such other currency the Canadian Agent or such Canadian Bank, as the case may be, may, in accordance with normal banking procedures, purchase the relevant currency with such other currency; in the event that the currency so purchased is less than the sum originally due to the Canadian Agent or such Canadian Bank in such currency, the Company and each Guarantor, as a separate obligation and notwithstanding any such judgment, hereby indemnifies and holds harmless the Canadian Agent and such Canadian Bank against such loss, and if the currency so purchased exceeds the sum originally due to the Canadian Agent or such Canadian Bank in the relevant currency, the Canadian Agent or such Canadian Bank, as the case may be, shall remit to the Company or such Guarantor such excess.

          SECTION 10.10 Joint and Several Obligations. The covenants, agreements and obligations of the Company and the Guarantors set forth in this Article X are, in each and every respect, joint and several; provided, however, that, anything herein or in any other Loan Document to the contrary notwithstanding, the maximum liability of each Guarantor hereunder and under the other Loan Documents shall in no event exceed such Guarantor's Maximum Guaranteed Amount as and when determined in accordance with applicable state or federal law. Each Guarantor agrees that the Guaranteed Obligations may at any time and from time to time exceed the Maximum Guaranteed Amount of such Guarantor without impairing this Guaranty or affecting the rights and remedies of the Banks hereunder.


                                  ARTICLE XI
                        EVENTS OF DEFAULT AND REMEDIES

          SECTION 11.01 Events of Default and Remedies. If any of the following events ("Events of Default") shall occur and be continuing:

          (a) any installment of principal or payment of interest on any of the Obligations including, without limitation, any Note, any Bankers' Acceptances or any Unpaid Drawing shall not be paid on the date on which such payment is due as required under this Agreement; or

          (b) any representation or warranty made or, for purposes of Article VI, deemed made by or on behalf of any Loan Party herein or in any of the Loan Documents or other document, certificate or financial statement delivered in connection with this Agreement or any other Loan Document shall prove to have been incorrect in any material respect when made or deemed made or reaffirmed, as the case may be; or

          (c) any Loan Party shall fail to perform or observe or fail to cause any Subsidiary of the Company to perform or observe any duty or covenant contained in Article VII of this Agreement and

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said failure shall continue for a period of thirty (30) days or shall fail to perform or observe any other duty or covenant contained in this Agreement; or

          (d) the Company, the Canadian Borrower, or any other Subsidiary fails to make (whether as primary obligor or as guarantor or other surety) any principal payment of or interest or premium, if any, on any Indebtedness (other than the Notes or the Guaranty) with an aggregate principal amount in excess of $3,000,000.00 outstanding beyond any period of grace provided with respect thereto or fails to duly observe, perform or comply with any agreement with any Person or any term or condition of any such instrument, if the effect of such failure is to cause, or to permit the holder or holders to cause, such obligations to become due prior to any stated maturity; or

          (e) an involuntary proceeding shall be commenced or an involuntary petition shall be filed in a court of competent jurisdiction seeking (i) relief in respect of the Company, the Canadian Borrower, or any other Subsidiary, or of a substantial part of the property or assets of the Company, the Canadian Borrower, or any other Subsidiary, under Title 11 of the United States Code, as now or hereafter in effect, or any successor thereto (the "Bankruptcy Code") or under the Bankruptcy and Insolvency Act (Canada) or the Companies' Creditors Arrangement Act (Canada) or any other federal or state bankruptcy, insolvency, receivership or similar law, (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Company, the Canadian Borrower, or any other Subsidiary or for a substantial part of the property or assets of the Company, the Canadian Borrower, or any other Subsidiary or (iii) the winding-up or liquidation of the Company, the Canadian Borrower, or any other Subsidiary; and such proceeding or petition shall continue undismissed for 60 days or an order or decree approving or ordering any of the foregoing shall be entered; or

          (f) the Company, the Canadian Borrower, or any other Subsidiary shall
(i) voluntarily commence any proceeding or file any petition seeking relief under the Bankruptcy Code or under the Bankruptcy and Insolvency Act (Canada) or the Companies' Creditors Arrangement Act (Canada), or any other federal or state bankruptcy, insolvency, receivership or similar law, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or the filing of any petition described in clause (e) above, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Company, the Canadian Borrower, or any other Subsidiary or for a substantial part of the property or assets of the Company, the Canadian Borrower, or any other Subsidiary, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors,
(vi) become unable, admit in writing its inability or fail generally to pay its debts as they become due or (vii) take any action for the purpose of effecting any of the foregoing; or

          (g) any Plan shall incur an "accumulated funding deficiency" (as defined in Section 412 of the Code or Section 302 of ERISA or in any Applicable Canadian Pension Legislation), whether or not waived, or a waiver of the minimum funding standard or extension of any amortization period is sought or granted under Section 412 of the Code or under any Applicable Canadian Pension Legislation with respect to a Plan; any proceeding shall have occurred or is reasonably likely to occur by the PBGC under Section 4069(a) of ERISA or any Applicable Canadian Pension Legislation to impose liability on

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

the Company, the Canadian Borrower, any other Subsidiary or an ERISA Affiliate; any Plan shall have an Unfunded Current Liability; any required contribution to a Plan or Multiemployer Plan shall not have been timely made; or the Company, the Canadian Borrower, any other Subsidiary or any ERISA Affiliate has incurred or is reasonably likely to incur a liability to or on account of a Plan or Multiemployer Plan under Section 515, 4062, 4063, 4064, 4201 or 4204 of ERISA or any Applicable Canadian Pension Legislation, and there shall result (individually or collectively) from any such event or events a material risk of either (i) the imposition of a Lien(s) upon, or the granting of a security interest(s) in, the assets of the Company, the Canadian Borrower, any other Subsidiary and/or an ERISA Affiliate in an amount(s) equal to or exceeding $1,000,000.00 or (ii) the Company, the Canadian Borrower, any other Subsidiary and/or an ERISA Affiliate incurring a liability(ies) or obligation(s) with respect thereto equal to or exceeding $ 1,000,000.00; or

          (h) a judgment or order, which with other outstanding judgments and orders against the Company, the Canadian Borrower, and its other Subsidiaries, or any of them, equals or exceeds $3,000,000.00 in the aggregate (to the extent not covered by insurance as to which the respective insurer has acknowledged coverage), shall be entered against the Company, the Canadian Borrower, or any other Subsidiary and (i) within 30 days after entry thereof such judgment shall not have been discharged or execution thereof stayed pending appeal or, within 30 days after the expiration of any such stay, such judgment shall not have been discharged or (ii) any enforcement proceeding shall have been commenced (and not stayed) by any creditor upon such judgment;

then, and in any such event, and at any time thereafter, if any Event of Default shall then be continuing, either Agent may, and upon the written request of the Majority Banks shall, by written notice to the Company and the Canadian Borrower, (a "Notice of Default") take any or all of the following actions, without prejudice to the rights of such Agent, any Bank or other holder of any of the Obligations to enforce its claims against any Loan Party (provided that, if an Event of Default specified in Section 11.01(e) or Section 11.01(f) shall occur with respect to any Loan Party, the result of which would occur upon the giving of a Notice of Default as specified in clauses (i), (ii), (v) and (vi) below, shall occur automatically without the giving of any Notice of Default):
(i) declare the Total Commitment terminated, whereupon the Commitments of the Banks shall forthwith terminate immediately and any Commitment Fee shall forthwith become due and payable without any other notice of any kind; (ii) declare the principal of and any accrued and unpaid interest in respect of all Loans and Bankers' Acceptance, and all Obligations owing hereunder, to be, whereupon the same shall become, forthwith due and payable without presentment, demand, notice of demand or of dishonor and non-payment, protest, notice of protest, notice of intent to accelerate, declaration or notice of acceleration or any other notice of any kind, all of which are hereby waived by each Loan Party; (iii) exercise any rights or remedies under any document securing any of the Obligations; (iv) terminate any Letter of Credit which may be terminated in accordance with its terms (whether by the giving of written notice to the beneficiary or otherwise); (v) direct the Company to pay, and the Company agrees that upon receipt of such notice (or upon the occurrence of an Event of Default specified in Section 11.01(e) or Section 11.01(f)), it will pay to the U.S. Agent, to the extent permitted by law, such additional amount of cash as is equal to the aggregate Stated Amount of all U.S. Letters of Credit then outstanding to be held in an interest bearing account with the U.S. Agent as security for the Obligations and the other

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obligations of the Loan Parties hereunder and under the Notes and the other Loan
Documents, and (vi) direct the Company and the Canadian Borrower to pay, and the Company and the Canadian Borrower agree than upon receipt of such notice (or upon the occurrence of an Event of Default specified in Section 11.01(e) or
Section 11.01(f)) they and each of them will pay to the Canadian Agent, to the extent permitted by law, such additional amount of cash as is equal to the aggregate Stated Value of all Canadian Letters of Credit then outstanding and the aggregate face amount of all Bankers' Acceptances then outstanding, to be held in an interest bearing account with the Canadian Agent as security for the Obligations and the other obligations of the Loan Parties hereunder and under the Notes and the other Loan Documents.

          SECTION 11.02 Other Remedies. Upon the occurrence and during the continuance of any Event of Default, the Agents, acting at the request of the Majority Banks, may proceed to protect and enforce its rights, either by suit in equity or by action at law or both, whether for the specific performance of any covenant or agreement contained in this Agreement or in any other Loan Document or in aid of the exercise of any power granted in this Agreement or in any other Loan Document; or may proceed to enforce the payment of all amounts owing to the Agents and the Banks under the Loan Documents and any accrued and unpaid interest thereon in the manner set forth herein or therein; it being intended that no remedy conferred herein or in any of the other Loan Documents is to be exclusive of any other remedy, and each and every remedy contained herein or in any other Loan Document shall be cumulative and shall be in addition to every other remedy given hereunder and under the other Loan Documents now or hereafter existing at law or in equity or by statute or otherwise.

          SECTION 11.03 Currency Conversion After Maturity. At any time following the occurrence of an Event of Default and the acceleration of the maturity of the Obligations owed to the Banks hereunder, the Canadian Banks shall be entitled to convert, with two (2) Business Days' prior notice to the Company and the Canadian Borrower, any and all then unpaid and outstanding Eurodollar Rate Loans of the Canadian Borrower and Alternate Canadian Base Rate Loans or any of them to Canadian Prime Loans. Any such conversion shall be calculated so that the resulting Canadian Prime Loans shall be the equivalent on the date of conversion of the amount of United States Dollars so converted. Any accrued and unpaid interest denominated in United States Dollars at the time of any such conversion shall be similarly converted to Canadian Dollars, and such Canadian Prime Loans and accrued and unpaid interest thereon shall thereafter bear interest in accordance with Section 2.09(a)(ii).

          SECTION 11.04 Judgment Currency. The obligation of the Company or the Canadian Borrower, as the case may be, to make payments on any Obligation to the Banks or to any Agent hereunder in any currency (the "first currency") shall not be discharged or satisfied by any tender or recovery pursuant to any judgment expressed in or converted into any other currency (the "second currency") except to the extent to which such tender or recovery shall result in the effective receipt by the Bank, Banks or any Agent concerned of the full amount of the first currency payable, and accordingly the primary obligation of the Company or the Canadian Borrower, as the case may be, shall be enforceable as an alternative or additional cause of action for the purpose of recovery in the second currency of the amount (if any) by which such effective receipt shall fall short of the full amount of the

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first currency payable and shall not be affected by a judgment being obtained for any other sum due hereunder.


                                  ARTICLE XII
                                  THE  AGENTS

          SECTION 12.01 Authorization and Action. Each U.S. Bank hereby irrevocably appoints and authorizes the U.S. Agent to act on its behalf and to exercise such powers under this Agreement and the other Loan Documents as are specifically delegated to or required of the U.S. Agent by the terms hereof, together with such powers as are reasonably incidental thereto. Each Canadian Bank hereby irrevocably appoints and authorizes the Canadian Agent to act on its behalf and to exercise such powers under this Agreement and the other Loan Documents as are specifically delegated to or required of the Canadian Agent by the terms hereof, together with such powers as are reasonably incidental thereto. Each Agent may perform any of its duties hereunder by or through its agents and employees. The duties of each Agent shall be mechanical and administrative in nature; no Agent shall have by reason of this Agreement or any other Loan Documents a fiduciary relationship in respect of any Bank; and nothing in this Agreement or any other Loan Document, expressed or implied, is intended to, or shall be so construed as to, impose upon either Agent any obligations in respect of this Agreement or any other Loan Document except as expressly set forth herein or therein. As to any matters not expressly provided for by this Agreement, the Notes or the other Loan Documents (including enforcement or collection of the Notes), neither Agent shall be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Majority Banks, and such instructions shall be binding upon all Banks and all holders of Notes and the Obligations; provided, however, that neither Agent shall be required to take any action which exposes such Agent to personal liability or which is contrary to this Agreement or applicable law.

          SECTION 12.02 AGENT'S RELIANCE. (A) NEITHER AGENT NOR ANY OF THEIR DIRECTORS, OFFICERS, AGENTS OR EMPLOYEES SHALL BE LIABLE FOR ANY ACTION TAKEN OR OMITTED TO BE TAKEN BY IT OR THEM UNDER OR IN CONNECTION WITH THIS AGREEMENT, THE NOTES OR ANY OF THE OTHER LOAN DOCUMENTS (I) WITH THE CONSENT OR AT THE REQUEST OF THE MAJORITY BANKS OR (II) IN THE ABSENCE OF ITS OR THEIR OWN GROSS NEGLIGENCE OR WILLFUL MISCONDUCT (IT BEING THE EXPRESS INTENTION OF THE PARTIES HERETO THAT AN AGENT AND ITS DIRECTORS, OFFICERS, AGENTS AND EMPLOYEES SHALL HAVE NO LIABILITY FOR ACTIONS AND OMISSIONS UNDER THIS SECTION RESULTING FROM THEIR SOLE ORDINARY OR CONTRIBUTORY NEGLIGENCE).

          (B) WITHOUT LIMITATION OF THE GENERALITY OF THE FOREGOING, EACH AGENT:
(I) MAY TREAT THE PAYEE OF EACH NOTE AND THE OBLIGATIONS AS THE HOLDER THEREOF UNTIL SUCH AGENT RECEIVES WRITTEN NOTICE OF THE ASSIGNMENT OR TRANSFER THEREOF SIGNED BY SUCH PAYEE AND IN FORM SATISFACTORY TO THE SUCH AGENT; (II) MAY CONSULT WITH LEGAL COUNSEL (INCLUDING COUNSEL FOR ANY LOAN PARTY), INDEPENDENT PUBLIC ACCOUNTANTS AND OTHER EXPERTS SELECTED BY IT AND SHALL NOT BE LIABLE FOR ANY ACTION TAKEN OR OMITTED TO BE TAKEN IN GOOD FAITH BY IT IN ACCORDANCE WITH THE ADVICE OF SUCH COUNSEL, ACCOUNTANTS OR EXPERTS; (III) MAKES NO WARRANTY OR REPRESENTATION TO ANY BANK AND SHALL

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NOT BE RESPONSIBLE TO ANY BANK FOR ANY STATEMENTS, WARRANTIES OR REPRESENTATIONS
MADE IN OR IN CONNECTION WITH THIS AGREEMENT, ANY NOTE OR ANY OTHER LOAN DOCUMENT; (IV) EXCEPT AS OTHERWISE EXPRESSLY PROVIDED HEREIN, SHALL NOT HAVE ANY DUTY TO ASCERTAIN OR TO INQUIRE AS TO THE PERFORMANCE OR OBSERVANCE OF ANY OF
THE TERMS, COVENANTS OR CONDITIONS OF THIS AGREEMENT, ANY NOTE OR ANY OTHER LOAN DOCUMENT OR TO INSPECT THE PROPERTY (INCLUDING THE BOOKS AND RECORDS) OF ANY
LOAN PARTY; (V) SHALL NOT BE RESPONSIBLE TO ANY BANK FOR THE DUE EXECUTION, LEGALITY, VALIDITY, ENFORCEABILITY, COLLECTIBILITY, GENUINENESS, SUFFICIENCY OR VALUE OF THIS AGREEMENT, ANY NOTE, ANY OTHER LOAN DOCUMENT OR ANY OTHER INSTRUMENT OR DOCUMENT FURNISHED PURSUANT HERETO OR THERETO; (VI) SHALL NOT BE RESPONSIBLE TO ANY BANK FOR THE PERFECTION OR PRIORITY OF ANY LIEN SECURING THE OBLIGATIONS; AND (VII) SHALL INCUR NO LIABILITY UNDER OR IN RESPECT OF THIS AGREEMENT, ANY NOTE OR ANY OTHER LOAN DOCUMENT BY ACTING UPON ANY NOTICE, CONSENT, CERTIFICATE OR OTHER INSTRUMENT OR WRITING (WHICH MAY BE BY TELEGRAM, TELECOPIER, CABLE OR TELEX) REASONABLY BELIEVED BY IT TO BE GENUINE AND SIGNED
OR SENT BY THE PROPER PARTY OR PARTIES.

          SECTION 12.03 Agents and Affiliates. Without limiting the right of any other Bank to engage in any business transactions with any Loan Party or any of its Affiliates, with respect to their commitments, the Loans made by them and the Notes issued to them, each of the Agents and each other Bank who may become an Agent shall have the same rights and powers under this Agreement and its Notes as any other Bank and may exercise the same as though it was not an Agent; and the term "Bank" or "Banks" shall, unless otherwise expressly indicated, include the U.S. Agent and Canadian Agent and any such other Bank, in their individual capacities. The U.S. Agent and the Canadian Agent, each other Person who becomes the Agent and their respective Affiliates may be engaged in, or may hereafter engage in, one or more loan, letter of credit, leasing or other financing activities not the subject of this Agreement (collectively, the "Other Financings") with the Company, the Canadian Borrower, any other Loan Party, any Subsidiary or any of its Affiliates, or may act as trustee on behalf of, or depositary for, or otherwise engage in other business transactions with the Company, the Canadian Borrower, any other Loan Party, any Subsidiary or any of its Affiliates (all Other Financings and other such business transactions being collectively, the "Other Activities") with no responsibility to account therefor to the Banks. Without limiting the rights and remedies of the Banks specifically set forth herein, no other Bank by virtue of being a Bank hereunder shall have any interest in (a) any Other Activities, (b) any present or future guaranty by or for the account of the Company or the Canadian Borrower in respect of such Other Financings or Other Activities, (c) any present or future offset exercised by the respective Agent in respect of any such Other Activities, (d) any present or future property taken as security for any such Other Activities or (e) any property now or hereafter in the possession or control of the respective Agent which may be or become security for the obligations of the Company, the Canadian Borrower, any other Loan Party, any Subsidiary or any of its Affiliates hereunder and under the Notes by reason of the general description of indebtedness secured, or of property contained in any other agreements, documents or instruments related to such Other Activities; provided, however, that if any payment in respect of such guaranties or such property or the proceeds thereof shall be applied to reduction of the obligations evidenced hereunder and by the Notes, then each Bank shall be entitled to share in such application according to its pro rata portion of such obligations.

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          SECTION 12.04 Bank Credit Decision. Each Bank acknowledges and agrees that it has, independently and without reliance upon the appropriate Agent or any other Bank and based on the financial statements referred to in Section 6.07 and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Bank also acknowledges and agrees that it will, independently and without reliance upon the respective Agent or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and the other Loan Documents.

          SECTION 12.05 AGENTS' INDEMNITY. (A) THE AGENTS SHALL NOT BE REQUIRED TO TAKE ANY ACTION HEREUNDER OR TO PROSECUTE OR DEFEND ANY SUIT IN RESPECT OF THIS AGREEMENT, THE NOTES OR ANY OTHER LOAN DOCUMENT UNLESS INDEMNIFIED TO THE RESPECTIVE AGENT'S SATISFACTION BY THE BANKS AGAINST LOSS, COST, LIABILITY AND EXPENSE. IF ANY INDEMNITY FURNISHED TO THE PARTICULAR AGENT SHALL BECOME IMPAIRED, IT MAY CALL FOR ADDITIONAL INDEMNITY AND CEASE TO DO THE ACTS INDEMNIFIED AGAINST UNTIL SUCH ADDITIONAL INDEMNITY IS GIVEN. IN ADDITION, THE BANKS AGREE TO INDEMNIFY THE APPROPRIATE AGENT (TO THE EXTENT NOT REIMBURSED BY THE COMPANY OR ANY OTHER LOAN PARTY), RATABLY ACCORDING TO THE RESPECTIVE AGGREGATE PRINCIPAL AMOUNTS OF THE NOTES THEN HELD BY EACH OF THEM (OR IF NO NOTES ARE AT THE TIME OUTSTANDING, RATABLY ACCORDING TO THE RESPECTIVE AMOUNTS OF THEIR COMMITMENTS, OR IF NO COMMITMENTS ARE OUTSTANDING, THE RESPECTIVE AMOUNTS OF THE COMMITMENTS IMMEDIATELY PRIOR TO THE TIME THE COMMITMENTS CEASED TO BE OUTSTANDING), FROM AND AGAINST ANY AND ALL LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, SUITS, COSTS, EXPENSES OR DISBURSEMENTS OF ANY KIND OR NATURE WHATSOEVER WHICH MAY BE IMPOSED ON, INCURRED BY, OR ASSERTED AGAINST THE APPROPRIATE AGENT IN ANY WAY RELATING TO OR ARISING OUT OF THIS AGREEMENT OR ANY ACTION TAKEN OR OMITTED BY THE APPROPRIATE AGENT UNDER THIS AGREEMENT, THE NOTES AND THE OTHER LOAN DOCUMENTS (INCLUDING ANY ACTION TAKEN OR OMITTED UNDER ARTICLE II, ARTICLE III OR ARTICLE IV OF THIS AGREEMENT). WITHOUT LIMITATION OF THE FOREGOING, EACH BANK AGREES TO REIMBURSE THE APPROPRIATE AGENT PROMPTLY UPON DEMAND FOR ITS RATABLE SHARE OF ANY OUT-OF-POCKET EXPENSES (INCLUDING REASONABLE COUNSEL FEES) INCURRED BY SUCH AGENT IN CONNECTION WITH THE PREPARATION, EXECUTION, ADMINISTRATION, OR ENFORCEMENT OF, OR LEGAL ADVICE IN RESPECT OF RIGHTS OR RESPONSIBILITIES UNDER, THIS AGREEMENT, THE NOTES AND THE OTHER LOAN DOCUMENTS TO THE EXTENT THAT SUCH AGENT IS NOT REIMBURSED FOR SUCH EXPENSES BY A LOAN PARTY. THE PROVISIONS OF THIS SECTION SHALL SURVIVE THE TERMINATION OF THIS AGREEMENT, THE PAYMENT OF THE OBLIGATIONS AND/OR THE ASSIGNMENT OF ANY OF THE NOTES.

          (B) NOTWITHSTANDING THE FOREGOING, NO BANK SHALL BE LIABLE UNDER THIS SECTION TO ITS RESPECTIVE AGENT FOR ANY PORTION OF SUCH LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, SUITS, COSTS, EXPENSES OR DISBURSEMENTS DUE TO SUCH AGENT RESULTING FROM SUCH AGENT'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT. EACH BANK AGREES, HOWEVER, THAT IT EXPRESSLY INTENDS, UNDER THIS SECTION, TO INDEMNIFY ITS RESPECTIVE AGENT RATABLY AS AFORESAID FOR ALL SUCH LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, SUITS, COSTS, EXPENSES AND DISBURSEMENTS ARISING OUT OF OR RESULTING FROM SUCH AGENT'S SOLE ORDINARY OR CONTRIBUTORY NEGLIGENCE.

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          SECTION 12.06 Successor Agent. Either of the Agents may resign at any time by giving written notice thereof to the appropriate Banks, the Canadian Borrower and the Company, as appropriate, and may be removed as an Agent under this Agreement, the Notes and the other Loan Documents at any time with or without cause by the respective Majority Banks. Upon any such resignation or removal, the respective Majority Banks shall have the right to appoint a successor Agent, subject to the approval of the Company or the Canadian Borrower, as applicable. If no successor Agent shall have been so appointed by the respective Majority Banks, and shall have accepted such appointment, within 30 calendar days after the retiring Agent's giving of notice of resignation or the respective Majority Banks' removal of the retiring Agent, then the retiring Agent may, subject to the approval of the Company or the Canadian Borrower, respectively, on behalf of the Banks, appoint a successor Agent, which shall be a commercial bank organized under the laws of the United States of America or a state thereof, in case of the U.S. Agent, or Canada, or any province thereof, in the case of the Canadian Agent, and having a combined capital and surplus of at least $50,000,000.00. Upon the acceptance of any appointment as Agent hereunder and under the Notes and the other Loan Documents by a successor Agent, such successor Agent shall thereupon succeed to, and become vested with, all the rights, powers, privileges and duties of the respective retiring Agent, and the respective retiring Agent shall be discharged from its duties and obligations under this Agreement, the Notes and the other Loan Documents. After any retiring Agent's resignation or removal as Agent hereunder and under the Notes and the other Loan Documents, the provisions of this Article XII shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement, the Notes and the other Loan Documents.

          SECTION 12.07 Notice of Default. Neither of the Agents shall be deemed to have any knowledge or notice of the occurrence of any Default or Event of Default hereunder unless the such Agent shall have received express notice thereof from a Bank, the Canadian Borrower or the Company referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default." If either Agent receives such notice, such Agent shall give notice thereof to the Banks; provided, however, if such notice is received from a Bank, such Agent also shall give notice thereof to the Company and the Canadian Borrower. Such Agent shall be entitled to take action or refrain from taking action with respect to such Default or Event of Default as provided in Section 11.01 and Section 11.02.

                                 ARTICLE XIII
                                 MISCELLANEOUS

          SECTION 13.01 Amendments. No amendment or waiver of any provision of this Agreement, any Note or any other Loan Document, nor consent to any departure by any Loan Party herefrom or therefrom, shall in any event be effective unless the same shall be in writing and signed by the Company, as to amendments, and by the Majority Banks in all cases, and then, in any case, such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no amendment, waiver or consent shall, unless in writing and signed by 100% of the Banks, do any of the following: (a) change the definition of "Majority Banks," "Total Commitment," "Total Canadian Commitment," "Total U.S. Commitment," "Percentage Participation,"

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(except as otherwise provided in Section 4.03 hereof) "Termination Date,"
"Maturity Date" or "Letter of Credit Termination Date," (b) except as provided in Section 2.16(d) reduce or increase the amount or alter the terms of the Commitment of any Bank or subject any Bank to any additional obligations, (c) reduce the principal of, or rate or amount of interest applicable to, any Loan or the reimbursement obligations of the Company under the Letters of Credit other than as provided in this Agreement, or any Acceptance Fee, any Letter of Credit Fees, or any Fees (d) postpone any date fixed for any payment of principal of, or interest on, the Notes or the reimbursement obligations of the Company or Canadian Borrower under any Letter of Credit, or Bankers' Acceptance,
(e) change this Section, (f) change the aggregate unpaid principal amount of the Notes, or the number of Banks, which shall be required for the Banks or any of them to take any action hereunder or (g) except as provided in Section 7.08(b), release any Guarantor; and provided further that no amendment to or waiver of any provision of Article IX or Article X hereof shall be effective without the prior consent in writing of 100% of the U.S. Banks or the Canadian Banks, respectively, the Company and any Material Subsidiary, provided further that no amendment, waiver or consent shall, unless in writing and signed by the Agents in addition to the Banks required above to take such action, affect the rights or duties of the Agents under this Agreement, any Note or any other Loan Document.

          SECTION 13.02 Notices. The appropriate Agent, any Bank or the holder of any of the Obligations, giving consent or notice or making any request of any Loan Party provided for hereunder, shall notify each Bank and the appropriate Agent thereof. In the event that the holder of any Note or any of the Obligations (including any Bank) shall transfer such Note or Obligations, it shall promptly so advise the appropriate Agent which shall be entitled to assume conclusively that no transfer of any Note or any of the Obligations has been made by any holder (including any Bank) unless and until the appropriate Agent receives written notice to the contrary. Except with respect to telephone notifications specifically permitted pursuant to Article II and Article IV, all notices, consents, requests, approvals, demands and other communications provided for herein shall be in writing (including telecopy communications) and mailed, telecopied, sent by overnight courier or delivered:

          (a) If to the Loan Parties, to them at:

              2777 Allen Parkway
              Suite 700
              Houston, Texas   770019-2155
              Attention:  J. Chris Brewster
                          Michael W. Harlan
              Telecopy No:  (713) 942-1547

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

          (b)  If to the U. S. Agent, to it at:

               712 Main Street, 8 TCBN 96
               Houston, Texas   77002
               Telecopy No.:  (713) 216-6004
               Telephone No:  (713) 216-5929
               Attention:  Mr. Curtis D. Karges

          (c) If to the Canadian Agent, to it at:

              Chemical Bank of Canada
              100 Yonge Street
              Suite 900
              Toronto, Ontario   M5C 2W1
              CANADA
              Telecopy No.:  (416) 594-2240
              Telephone No:  (416) 594-9800
              Attention:  Mr. Owen G. Roberts

          (d) If to any Bank, as specified on the signature page for such Bank hereto or, in the case of any Person who becomes a Bank after the date hereof, as specified on the Assignment and Acceptance executed by such Person or in the Administrative Questionnaire delivered by such Person or, in the case of any party hereto, such other address or telecopy number as such party may hereafter specify for such purpose by notice to the other parties.

          All communications shall, when mailed, telecopied or delivered, be effective when mailed by certified mail, return receipt requested to any party at its address specified above, on the signature page hereof or on the signature page of such Assignment and Acceptance (or other address designated by such party in a communication to the other parties hereto), or telecopied to any party to the telecopy number set forth above, on the signature page hereof or on the signature page of such Assignment and Acceptance (or other telecopy number designated by such party in a communication to the other parties hereto), or delivered personally to any party at its address specified above, on the signature page hereof or on the signature page of such Assignment and Acceptance (or other address designated by such party in a Communication to the other parties hereto); provided, that communications to the Agent pursuant to Article II, Article IV or Article XIII shall not be effective until received by the Agent.

          SECTION 13.03 No Waiver; Remedies. No failure on the part of any Bank or the Agent to exercise, and no delay in exercising, any right hereunder, under any Note or under any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, or any abandonment or discontinuance of any steps to enforce such right, preclude any other or further exercise thereof or the exercise of any other right. No notice to or demand on any Loan Party in any case shall entitle such Loan Party to any other or further notice or demand in similar or other

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

circumstances. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

          SECTION 13.04 Costs, Expenses and Taxes. The Company and the Canadian Borrower agree to pay on demand: (a) all reasonable out-of-pocket costs and expenses of the Agents in connection with the preparation, execution, delivery and administration of this Agreement, the Notes, the other Loan Documents and the other documents to be delivered hereunder, including the reasonable fees and out-of-pocket expenses of counsel for the Agents with respect thereto and with respect to advising the Agent as to its rights and responsibilities under this Agreement, the Notes and the other Loan Documents, and any modification, supplement or waiver of any of the terms of this Agreement or any other Loan Document, (b) all reasonable out-of-pocket costs and expenses of the Agents in connection with the syndication of the credit evidenced by this Agreement and the other Loan Documents, (c) all reasonable costs and expenses of each of the Agents, the Banks and any other holder of an interest in the Notes, and the Obligations of the Loan Parties hereunder and under the Loan Documents, including reasonable legal fees (including the allocated cost of in-house counsel) and expenses, in connection with a default or the enforcement of this Agreement, the Notes and the other Loan Documents and (d) reasonable costs and expenses incurred in connection with third party professional services required by the Agents or the Banks. In addition, the Company and the Canadian Borrower shall pay any and all stamp and similar taxes payable or determined to be payable in connection with the execution and delivery of this Agreement, the Notes, the other Loan Documents and the other documents to be delivered hereunder, and agrees to save the Agents and each Bank harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes, if any, which may be payable or determined to be payable in connection with the execution and delivery of this Agreement, any Note or any other Loan Document. Without prejudice to the survival of any other obligations of the Company hereunder and under the Notes, the obligations of the Company and/or the Canadian Borrower, under this Section shall survive the termination of this Agreement and the payment of the Obligations or the assignment of the Notes.

          SECTION 13.05 INDEMNITY. (A) THE LOAN PARTIES JOINTLY AND SEVERALLY SHALL INDEMNIFY THE AGENTS, THE BANKS AND EACH AFFILIATE THEREOF AND THEIR RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES AND AGENTS FROM, AND HOLD EACH OF THEM HARMLESS AGAINST, ANY AND ALL LOSSES, LIABILITIES, CLAIMS OR DAMAGES (INCLUDING REASONABLE LEGAL FEES AND EXPENSES) TO WHICH ANY OF THEM MAY BECOME SUBJECT, INSOFAR AS SUCH LOSSES, LIABILITIES, CLAIMS OR DAMAGES ARISE OUT OF OR RESULT FROM THIS AGREEMENT OR ANY LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY INCLUDING (I) ANY ACTUAL OR PROPOSED USE BY THE COMPANY OR THE CANADIAN BORROWER OF THE PROCEEDS OF ANY EXTENSION OF CREDIT BY ANY BANK HEREUNDER OR (II) ANY INVESTIGATION, LITIGATION OR OTHER PROCEEDING (INCLUDING ANY THREATENED INVESTIGATION OR PROCEEDING) RELATING TO THE FOREGOING OR ANY OF THE OTHER LOAN DOCUMENTS, AND THE LOAN PARTIES JOINTLY AND SEVERALLY SHALL REIMBURSE THE AGENTS, EACH BANK AND EACH AFFILIATE THEREOF AND THEIR RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES AND AGENTS, UPON DEMAND FOR ANY EXPENSES (INCLUDING LEGAL FEES) REASONABLY INCURRED IN CONNECTION WITH ANY SUCH INVESTIGATION OR PROCEEDING; BUT EXCLUDING ANY SUCH LOSSES, LIABILITIES, CLAIMS, DAMAGES OR EXPENSES INCURRED BY REASON OF THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF THE PERSON TO BE INDEMNIFIED.

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

          (B) WITHOUT LIMITING ANY PROVISION OF THIS AGREEMENT, IT IS THE EXPRESS INTENTION OF THE PARTIES HERETO THAT EACH PERSON TO BE INDEMNIFIED HEREUNDER OR THEREUNDER SHALL BE INDEMNIFIED AND HELD HARMLESS AGAINST ANY AND ALL LOSSES, LIABILITIES, CLAIMS OR DAMAGES ARISING OUT OF OR RESULTING FROM THE ORDINARY SOLE OR CONTRIBUTORY NEGLIGENCE OF SUCH PERSON. WITHOUT PREJUDICE TO THE SURVIVAL OF ANY OTHER OBLIGATIONS OF THE LOAN PARTIES HEREUNDER AND UNDER THE OTHER LOAN DOCUMENTS, THE OBLIGATIONS OF THE LOAN PARTIES UNDER THIS SECTION SHALL SURVIVE THE TERMINATION OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS AND THE PAYMENT OF THE OBLIGATIONS OR THE ASSIGNMENT OF THE NOTES.

          SECTION 13.06 Right of Setoff. If any Event of Default shall have occurred and be continuing, each Bank is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Bank, or any branch, subsidiary or Affiliate of such Bank, to or for the credit or the account of any Loan Party against any and all the Obligations of the Loan Parties now or hereafter existing under this Agreement and the other Loan Documents and other obligations of the Loan Parties held by such Bank, irrespective of whether or not such Bank or either Agent shall have made any demand under this Agreement, such Note, the Obligations or such other obligations and although the Obligations or such other obligations may be unmatured. Each Bank agrees promptly to notify the Company and the Canadian Borrower, as applicable, after any such setoff and application made by such Bank, but the failure to give such notice shall not affect the validity of such setoff and application. The rights of each Bank under this Section are in addition to other rights and remedies (including other rights of setoff) which such Bank may have.

          SECTION 13.07 Governing Law. This Agreement, all Notes, the other Loan Documents and all other documents executed in connection herewith and therewith, shall be deemed to be contracts and agreements executed by the Loan Parties, the Agents and the Banks under the laws of the State of Texas and of the United States of America and for all purposes shall be construed in accordance with, and governed by, the laws of said state and of the United States of America. Without limitation of the foregoing, nothing in this Agreement, or in the Notes or in any other Loan Document shall be deemed to constitute a waiver of any rights which any Bank may have under applicable federal legislation relating to the amount of interest which such Bank may contract for, take, receive or charge in respect of any Loans or other Obligations to such Bank hereunder and under the other Loan Documents, including any right to take, receive, reserve and charge interest at the rate allowed by the law of the state where such Bank is located. The Agents, the Banks and the Loan Parties further agree that insofar as the provisions of Article 1.04, Subtitle 1, Title 79, of the Revised Civil Statutes of Texas, 1925, as amended, are applicable to the determination of the Highest Lawful Rate with respect to the Notes and the Obligations hereunder and under the other Loan Documents, the indicated rate ceiling computed from time to time pursuant to Section (a)(1) and Section (b) of such Article shall be applicable; provided, however, that to the extent permitted by such Article, the Agents may from time to time by notice to the Company and the Canadian Borrower, as applicable, revise the election of such interest rate ceiling as such ceiling affects the then current or future balances of the Loans outstanding under the Notes and the Obligations hereunder and under the other Loan Documents. The provisions

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

of Chapter 15 of Subtitle 3 of the said Title 79 do not apply to this Agreement, any Note issued hereunder or the Obligations hereunder and under the other Loan Documents.

          SECTION 13.08 Interest. Each provision in this Agreement and each other Loan Document is expressly limited so that in no event whatsoever shall the amount paid, or otherwise agreed to be paid, to the Agents or any Bank, or charged, contracted for, reserved, taken or received by the Agents or any Bank, for the use, forbearance or detention of the money to be loaned under this Agreement or any Loan Document or otherwise (including any sums paid as required by any covenant or obligation contained herein or in any other Loan Document which is for the use, forbearance or detention of such money), exceed that amount of money which would cause the effective rate of interest to exceed the Highest Lawful Rate, and all amounts owed under this Agreement and each other Loan Document shall be held to be subject to reduction to the effect that such amounts so paid or agreed to be paid, charged, contracted for, reserved, taken or received which are for the use, forbearance or detention of money under this Agreement or such Loan Document shall in no event exceed that amount of money which would cause the effective rate of interest to exceed the Highest Lawful Rate. Anything in any Note or any other Loan Document to the contrary notwithstanding, neither the Company nor the Canadian Borrower shall not be required to pay unearned interest on any Note and no Loan Party shall be required to pay interest on its Obligations hereunder and under the other Loan Documents to which it is a party at a rate in excess of the Highest Lawful Rate, and if the effective rate of interest which would otherwise be payable under such Note, such Obligations and such other Loan Documents would exceed the Highest Lawful Rate, or if the holder of such Note or such Obligations shall receive any unearned interest or shall receive monies that are deemed to constitute interest which would increase the effective rate of interest payable by the Company or the Canadian Borrower, as applicable, under such Note and the Loan Parties under such Obligations and the Loan Documents to which it is a party to a rate in excess of the Highest Lawful Rate, then (a) the amount of interest which would otherwise be payable by such Loan Party under such Obligations and such Loan Documents shall be reduced to the amount allowed under applicable law and (b) any unearned interest paid by such Loan Party or any interest paid by such Loan Party in excess of the Highest Lawful Rate shall in the first instance be credited on the principal of the Obligations of such Loan Party (or if all such Obligations shall have been paid in full, refunded to the Loan Party paying such unearned interest). It is further agreed that, without limitation of the foregoing, all calculations of the rate of interest contracted for, reserved, taken, charged or received by any Bank under the Notes and the Obligations of the Loan Parties hereunder and under this Agreement and the other Loan Documents held by it are made for the purpose of determining whether such rate exceeds the Highest Lawful Rate applicable to such Bank (such Highest Lawful Rate being such Bank's "Maximum Permissible Rate"), and shall be made, to the extent permitted by usury laws applicable to such Bank (now or hereafter enacted), by amortizing, prorating and spreading in equal parts during the period of the full stated term of the Loans evidenced by said Notes and the other Obligations all interest at any time contracted for, charged or received by such Bank in connection therewith. If at any time and from time to time (y) the amount of interest payable to any Bank on any date shall be computed at such Bank's Maximum Permissible Rate pursuant to this Section and (z) in respect of any subsequent interest computation period the amount of interest otherwise payable to such Bank would be less than the amount of interest payable to such Bank computed at such Bank's Maximum Permissible Rate, then the amount of interest payable to such Bank in respect of such

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

subsequent interest computation period shall continue to be computed at such Bank's Maximum Permissible Rate until the total amount of interest payable to such Bank shall equal the total amount of interest which would have been payable to such Bank if the total amount of interest had been computed without giving effect to this Section.

          SECTION 13.09 Survival of Representations and Warranties. All representations and warranties contained herein or made in writing by the Loan Parties in connection herewith and the other Loan Documents shall survive the execution and delivery of this Agreement, the Notes and the other Loan Documents until two years and one day after payment in full of the Obligations, the termination of the Commitments of the Banks and the termination or expiration of the Letters of Credit, and will bind and inure to the benefit of the respective successors and assigns of the parties hereto, whether so expressed or not, provided, that the undertaking of the Banks to make Loans and extend credit to the Company and the Canadian Borrower, as applicable, and the undertaking of the relevant Issuing Bank to issue Letters of Credit for the account of the Company and the Canadian Borrower, as applicable, shall not inure to the benefit of any successor or assign of the Company or the Canadian Borrower, as the case may be.

          SECTION 13.10 Binding Effect. This Agreement shall become effective when it shall have been executed by the Loan Parties and the Agents and when the Agents shall have been notified by each Bank that such Bank has executed it and thereafter shall be binding upon and inure to the benefit of the Loan Parties, the Agents and each Bank and their respective permitted successors and assigns.

          SECTION 13.11 Successors and Assigns; Participations. (a) All covenants, promises and agreements by or on behalf of the Loan Parties, the Agents or the Banks that are contained in this Agreement shall bind and inure to the benefit of their respective permitted successors and assigns. The Loan Parties may not assign or transfer any of their rights or obligations hereunder without the written consent of all the Banks.

          (b) Each Bank may, without the consent of any Loan Party, sell participations to one or more banks in all or a portion of its rights and obligations under this Agreement and the other Loan Documents (including all or a portion of its Commitment, the Loans and the Obligations of the Loan Parties owing to it and the Notes and participations in Letters of Credit held by it); provided, however, that (i) the selling Bank's obligations under this Agreement shall remain unchanged, (ii) such Bank shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) the participating banks shall be entitled to the cost protection provisions contained in Article II, Article IV and Section 13.04; provided, however, the costs to which a participant shall be entitled to obtain pursuant to Articles II and IV shall be determined by reference to such participant's selling Bank and shall be recoverable solely from such selling Bank (without increasing the Company's or the Canadian Borrower's obligation to reimburse such Bank thereunder) and (iv) the Loan Parties, the Agents and the other Banks shall continue to deal solely and directly with the selling Bank in connection with such Bank's rights and obligations under this Agreement and the other Loan Documents; provided, however, the selling Bank may grant such a participant rights with respect to amendments, modifications or waivers only with respect to the amount of principal or the rate of interest payable on, or the dates fixed

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

for any payment of principal of or interest on, the Loans. Except with respect to cost protections contained in Section 13.04 provided to a participant pursuant to clause (iii) of this paragraph, no participant shall be a third party beneficiary of this Agreement and shall not be entitled to enforce any rights provided to its selling Bank against the Company or the Canadian Borrower, as applicable, under this Agreement. The relevant Agent or any Bank selling any participation shall provide to the Company or the Canadian Borrower, as applicable, the name of any Bank selling a participation pursuant to this Section and the name of any bank purchasing such participation.

          (c) A U.S. Bank may assign to any other U.S. Bank or U.S. Banks or to any Affiliate of a U.S. Bank (which parties shall be deemed to be Eligible Assignees hereunder) and, with the prior written consent of the Company and the U.S. Agent (which consent shall not be unreasonably withheld), a U.S. Bank may assign to one or more other Eligible Assignees all or a portion of (but if a portion of, not less than $10,000,000.00 of) its interests, rights, and obligations under this Agreement and the other Loan Documents (including all or a portion of its U.S. Commitment and the same portion of the Loans and other Obligations of the Loan Parties at the time owing to it and the Note held by it, including its participation in the U.S. Letters of Credit); provided, however, that (i) each such assignment shall be in a minimum principal amount of not less than $10,000,000.00 (unless such assignment shall be to another Bank) and shall be of a constant, and not a varying, percentage of all the assigning Bank's U.S. Commitment, rights and obligations under this Agreement and (ii) the parties to each such assignment shall execute and deliver to the U.S. Agent, for its acceptance and recording in the Register (as defined below), an Assignment and Acceptance substantially in the form of Exhibit 13.11 hereto (an "Assignment and Acceptance"), any Note subject to such assignment and, in the case of the Eligible Assignee, an Administrative Questionnaire. Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each Assignment and Acceptance, which effective date shall be at least five
(5) Business Days after the execution thereof unless otherwise agreed to by the assigning Bank, the Eligible Assignee thereunder and the U.S. Agent (x) the Eligible Assignee thereunder shall be a party hereto and to the other Loan Documents and, to the extent provided in such Assignment and Acceptance, have the rights and obligations of a Bank hereunder and under the other Loan Documents and (y) the assignor Bank thereunder shall, to the extent provided in such Assignment and Acceptance, be released from its obligations under this Agreement and the other Loan Documents (and, in the case of an Assignment and Acceptance covering all of the remaining portion of an assigning Bank's rights and obligations under this Agreement and the other Loan Documents, such Bank shall cease to be a party hereto).

          (d) A Canadian Bank may assign to any other Canadian Bank or Canadian Banks or to any Affiliate of a Canadian Bank domiciled in Canada (which parties shall be deemed to be Eligible Assignees hereunder) and, with the prior written consent of the Company and the Canadian Agent (which consent shall not be unreasonably withheld), a Canadian Bank may assign to one or more other Eligible Assignees domiciled in Canada all or a portion of (but if a portion of, not less than $5,000,000.00 of) its interests, rights, and obligations under this Agreement and the other Loan Documents (including all or a portion of its Canadian Commitment and the same portion of the Loans and other Obligations of the Loan Parties at the time owing to it, including its participation in the Canadian Letters of Credit); provided, however, that (i) each such assignment shall be in the minimum principal amount of not less than $5,000,000.00 (unless such assignment shall be to another Bank) and shall be of a constant, and not a varying, percentage of all the assigning Bank's Canadian Commitment, rights and obligations under this Agreement and (ii) the parties to each such assignment shall execute and deliver to the Canadian Agent, for its acceptance and recording in the Register (as defined below), an Assignment and Acceptance substantially in the form of
Exhibit 13.11 hereto (an "Assignment and Acceptance") and, in the case of the Eligible Assignee, an Administrative Questionnaire. Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each Assignment and Acceptance, which effective date shall be at least five
(5) Business Days after the execution thereof unless otherwise agreed to by the assigning Bank, the Eligible Assignee thereunder and the Canadian Agent (x) the Eligible Assignee thereunder shall be a party hereto and to the other Loan Documents and, to the extent provided in such Assignment and Acceptance, have the rights and obligations of a Bank hereunder and under the other Loan Documents and (y) the assignor Bank thereunder shall, to the extent provided in such Assignment and Acceptance, be released from its obligations under this Agreement and the other Loan Documents (and, in the case of an Assignment and Acceptance covering all of the remaining portion of an assigning Bank's rights and obligations under this Agreement and the other Loan Documents, such Bank shall cease to be a party hereto).

          (e) By executing and delivering an Assignment and Acceptance, the Bank assignor thereunder and the Eligible Assignee confirm to and agree with each other and the other parties hereto as follows: (i) other than the representation and warranty that it is the legal and beneficial owner of the interest being assigned thereby free and clear of any adverse claim known to such Bank assignor, such Bank assignor makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto; (ii) such Bank assignor makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Loan Party or the performance or observance of its respective obligations under this Agreement or any other instrument or document furnished pursuant hereto or thereto; (iii) such Eligible Assignee confirms that it has received a copy of this Agreement together with copies of the most recent financial statements delivered pursuant to Section 6.07 or Section 7.01 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iv) such Eligible Assignee will, independently and without reliance upon the Agents, such Bank assignor or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and the other Loan Documents; (v) such Eligible Assignee appoints and authorizes the U.S. Agent or the Canadian Agent, as the case may be, to take such action on behalf of such Eligible Assignee and to exercise such powers under this Agreement and the other Loan Documents as are delegated to the U.S. Agent or the Canadian Agent, as the case may be, by the terms hereof, together with such powers as are reasonably incidental thereto; (vi) such Eligible Assignee agrees that it will perform in accordance with its terms all of the obligations which by the terms of this Agreement and the other Loan Documents are required to be performed by it as a Bank and (vii) such Eligible Assignee confirms that it is an Eligible Assignee as defined herein.

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

          (f) The Agents shall each maintain at its Payment Office a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Banks and the U.S. Commitment or the Canadian Commitment, as the case may be, of, and principal amount of the Loans and other Obligations owing to, each Bank from time to time (the "Register"). The entries in such Register shall be conclusive, in the absence of manifest error, and the Loan Parties, the Agents and the Banks may treat each Person whose name is recorded in such Register as a Bank hereunder for all purposes of this Agreement and the other Loan Documents. Each such Register shall be available for inspection by the Loan Parties, any Bank or the Agents at any reasonable time and from time to time upon reasonable prior notice.

          (g) Upon its receipt of an Assignment and Acceptance executed by an assigning Bank and an Eligible Assignee together with the Note subject to such assignment, a service fee payable by the assigning Bank payable to the U.S. Agent or the Canadian Agent, as the case may be, not to exceed $2,000.00 and the written consent to such assignment, the relevant Agent shall, if such Assignment and Acceptance has been completed and is substantially in the form of Exhibit 13.11A if a U.S. Bank or Exhibit 13.11B if a Canadian Bank hereto, (i) accept such Assignment and Acceptance, (ii) record the information contained therein in the Register maintained by such Agent and (iii) give prompt notice thereof to the U.S. Banks or Canadian Banks, as applicable and the Company or the Canadian Borrower, as applicable. Within five (5) Business Days after receipt of such notice, the Company or the Canadian Borrower, as the case may be, shall, at its own expense, execute and deliver to the Agent in exchange for the surrendered Note, a new Note to the order of such Eligible Assignee in an amount respectively equal to their portion of the U.S. Commitment or the Canadian Commitment, as the case may be, of the assigning Bank assumed by it pursuant to such Assignment and Acceptance and, if the assigning Bank has retained any of its U.S. Commitment or the Canadian Commitment, as the case may be, hereunder, a new Note to the order of the assigning Bank in an amount equal to the U.S. Commitment (which must be in an amount not less than $10,000,000.00) or the Canadian Commitment (which must be in an amount not less than $5,000,000.00), as the case may be, retained by it hereunder. Such new Notes shall be in an aggregate principal amount equal to the aggregate principal amount of such surrendered Note, shall be dated the effective date of such Assignment and Acceptance and shall otherwise be in substantially the form of Exhibit 13.11A or B, as applicable, hereto. Any cancelled Note shall be returned to the Company.

          (h) Notwithstanding any other provision herein, any Bank may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section disclose to the assignee or participant or proposed assignee or participant, any information relating to the Loan Parties furnished to such Bank by or on behalf of any Loan Party, subject, however to the provisions of Section 13.12.

          (i) Anything in this Section to the contrary notwithstanding, any U.S. Bank may at any time, without the consent of the Company or the Agent, assign and pledge all or any portion of its U.S. Commitment and the Loans owing to it to any Federal Reserve Bank (and its transferees) as collateral security pursuant to Regulation A and any Operating Circular issued by such Federal Reserve Bank. No such assignment shall release the assigning Bank from its obligations hereunder.

          (j) All transfers of any interest in any Note hereunder shall be in compliance with all federal and state securities laws, if applicable. Notwithstanding the foregoing sentence, however, the parties to this Agreement do not intend that any transfer under this Section be construed as a "purchase" or "sale" of a "security" within the meaning of any applicable federal or state securities laws.

          SECTION 13.12 Confidentiality. Each Bank agrees to exercise its best efforts to keep any information delivered or made available by any Loan Party to it (including any information obtained pursuant to Section 7.01) which is clearly indicated to be confidential information, confidential from anyone other than Persons employed or retained by such Bank who are or are expected to become engaged in evaluating, approving, structuring or administering the Loans, the Bankers' Acceptances and the Letters of Credit; provided that nothing herein shall prevent any Bank from disclosing such information (a) to any other Bank,
(b) pursuant to subpoena or upon the order of any court or administrative agency, (c) upon the request or demand of any regulatory agency or authority having jurisdiction over such Bank, (d) which has been publicly disclosed, (e) to the extent reasonably required in connection with any litigation to which either Agent, any Bank, any Loan Party or their respective Affiliates may be a party, (f) to the extent reasonably required in connection with the exercise of any remedy hereunder, (g) to such Bank's legal counsel and independent auditors to the extent such persons are involved in evaluating, approving, structuring, administering or enforcing payment of any of the Loans, and to the extent of such activity, and (h) to any actual or proposed participant or assignee of all or part of its rights hereunder which has agreed in writing to be bound by the provisions of this Section. Each Bank will promptly notify the Company or the Canadian Borrower, as applicable, of any information that it is required or requested to deliver pursuant to clause (b) or (c) of this Section and, if no Loan Party is a party to any such litigation, clause (e) of this Section, provided further that the Company, or the Canadian Borrower, as applicable, may, at its sole expense, move to quash or remove any subpoena or otherwise contest any demand for such documents arising in items (b), (c) and (e) above.

          SECTION 13.13 Pro Rata Treatment. (a) Except as otherwise specifically permitted hereunder, each payment or prepayment of principal, if permitted under this Agreement, and each payment of interest with respect to a Borrowing shall be made pro rata among the Banks in accordance with the respective principal amounts of the Loans extended by each Bank with respect to such Borrowing.

          (b) Each Bank agrees that if it shall, through the exercise of a right of banker's lien, setoff or counterclaim against any Loan Party (pursuant to Section 13.06 or otherwise), including a secured claim under Section 506 of the Bankruptcy Code or other security or interest arising from, or in lieu of, such secured claim, received by such Bank under any applicable bankruptcy, insolvency or other similar law or otherwise, obtain payment (voluntary or involuntary) in respect of the Notes, Loans, Unpaid Drawings and other Obligations held by it (other than pursuant to Section 2.01(b) Section 2.09(f), Section 2.12, Section 2.14, Section 2.16(b) and Section 3.05) as a result of which the unpaid principal portion of the Notes and the Obligations held by it shall be proportionately less than the unpaid principal portion of the Notes and Obligations held by any other Bank, it shall be deemed to have simultaneously purchased from such other Bank a participation in the Notes and Obligations held by such other Bank, so that the aggregate unpaid principal amount of the Notes, Obligations and participations in Notes held by each Bank shall be in the same proportion to the aggregate unpaid principal amount of the Notes and Obligations then outstanding as the principal amount of the Notes and other Obligations held by it prior to such exercise of banker's lien, setoff or counterclaim was to the principal amount of all Notes and other Obligations outstanding prior to such exercise of banker's lien, setoff or counterclaim; provided, however, that if any such purchase or purchases or adjustments shall be made pursuant to this Section and the payment giving rise thereto shall thereafter be recovered, such purchase or purchases or adjustments shall be rescinded to the extent of such recovery and the purchase price or prices or adjustments restored without interest. Each Loan Party expressly consents to the foregoing arrangements and agrees that any Person holding such a participation in the Notes and the Obligations deemed to have been so purchased may exercise any and all rights of banker's lien, setoff or counterclaim with respect to any and all moneys owing by such Loan Party to such Person as fully as if such Person had made a Loan directly to the Company in the amount of such participation.

          SECTION 13.14 Independence of Covenants. All covenants contained in this Agreement and in the other Loan Documents shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that such action or condition would be permitted by an exception to, or otherwise be within the limitations of, another covenant, shall not avoid the occurrence of a Default or an Event of Default if such action is taken or condition exists.

          SECTION 13.15 Separability. Should any clause, sentence, paragraph or Section of this Agreement be judicially declared to be invalid, unenforceable or void, such decision will not have the effect of invalidating or voiding the remainder of this Agreement, and the parties hereto agree that the part or parts of this Agreement so held to be invalid, unenforceable or void will be deemed to have been stricken herefrom and the remainder will have the same force and effectiveness as if such part or parts had never been included herein.

          SECTION 13.16 Limited Recourse. No shareholder, officer, director or officer of the Company, the Canadian Borrower, or any other Subsidiary shall have any liability under this Agreement, any Guaranty, the Notes or under any Loan Document except to the extent such Person is a party thereto or has otherwise, pursuant to written agreement, expressly assumed such liability. To be effective, such agreement must refer to this Agreement and contain an unequivocal undertaking to assume liability hereunder. Each of the Agents, the Banks and the participants in the Loans hereby waives and releases such liability.

          SECTION 13.17 Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          SECTION 13.18 Interpretation. (a) In this Agreement, unless a clear contrary intention appears:

          (i) the singular number includes the plural number and vice versa;

          (ii) reference to any gender includes each other gender;

          (iii) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision;

          (iv) reference to any Person includes such Person's successors and assigns but, if applicable, only if such successors and assigns are permitted by this Agreement, and reference to a Person in a particular capacity excludes such Person in any other capacity or individually, provided that nothing in this clause (iv) is intended to authorize any assignment not otherwise permitted by this Agreement;

          (v) except as expressly provided to the contrary herein, reference to any agreement, document or instrument (including this Agreement) means such agreement, document or instrument as amended, supplemented or modified and in effect from time to time in accordance with the terms thereof and, if applicable, the terms hereof, and reference to any Note or other note includes any note issued pursuant hereto in extension or renewal thereof and in substitution or replacement therefor;

          (vi) unless the context indicates otherwise, reference to any Article, Section, Schedule or Exhibit means such Article or Section hereof or such Schedule or Exhibit hereto;

          (vii) the words "including" (and with correlative meaning "include") means including, without limiting the generality of any description preceding such term;

          (viii) with respect to the determination of any period of time, except as expressly provided to the contrary, the word "from" means "from and including" and the word "to" means "to but excluding"; and

          (ix) reference to any law, rule or regulation means such as amended, modified, codified or reenacted, in whole or in part, and in effect from time to time.

          (b) The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

          (c) No provision of this Agreement shall be interpreted or construed against any Person solely because that Person or its legal representative drafted such provision.

          SECTION 13.19 SUBMISSION TO JURISDICTION. (A) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS MAY BE BROUGHT IN THE COURTS OF THE STATE OF TEXAS OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF TEXAS AND, BY EXECUTION

AND DELIVERY OF THIS AGREEMENT, EACH LOAN PARTY HEREBY IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS WITH RESPECT TO ANY SUCH ACTION OR PROCEEDING. EACH LOAN PARTY FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO IT AT ITS ADDRESS PROVIDED IN SECTION 13.02, SUCH SERVICE TO BECOME EFFECTIVE THIRTY DAYS AFTER SUCH MAILING. NOTHING HEREIN SHALL AFFECT THE RIGHT OF EITHER OF THE AGENTS OR ANY BANK TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST ANY LOAN PARTY IN ANY OTHER JURISDICTION.

          (B) EACH OF THE LOAN PARTIES HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT BROUGHT IN THE COURTS REFERRED TO

             The remainder of this page intentionally left blank.

IN CLAUSE (a) ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

          SECTION XIII.20 FINAL AGREEMENT OF THE PARTIES. THIS AGREEMENT (INCLUDING THE SCHEDULES AND EXHIBITS HERETO), THE NOTES AND THE OTHER LOAN DOCUMENTS CONSTITUTE A "LOAN AGREEMENT" AS DEFINED IN SECTION 26.02(A) OF THE TEXAS BUSINESS AND COMMERCE CODE, AND REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

//        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.

                         COMPANY:

                              SANIFILL, INC.


                              By:/s/ Michael W. Harlan
                                 --------------------
                                 Michael W. Harlan
                                 Treasurer


                         CANADIAN BORROWER:

                              SANIFILL CANADA, INC.


                              By:/s/ Michael W. Harlan
                                 --------------------
                                 Michael W. Harlan
                                 Treasurer

GUARANTORS:

SANIFILL, INC.                                                  SAM HOUSTON RECYCLING CENTER, INC
AMERICAN GRADING, INC.                                          SANIFILL DE MEXICO (US), INC.
BEN SINGER, INC.                                                SANIFILL/PINE BLUFF LANDFILL, INC.
CALIFORNIA ASBESTOS MONOFILL, INC                               SANIFILL/ERL ACQUISITION CORPORATION
CAMPBELL WELLS CORPORATION                                      SANIFILL LP HOLDING COMPANY, INC.
CAMPBELL WELLS NORM CORPORATION                                 SANIFILL LANDFILL OPERATIONS AND TRANSFER, INC.
CENTRAL SANITARY LANDFILL, INC.                                 SANIFILL FALCON DISPOSAL SERVICE, INC.
CHADWICK ROAD LANDFILL, INC.                                    SANIFILL FOREST PRODUCTS, INC.

CITIZENS DISPOSAL, INC.                                         SANIFILL/GENERAL PARTNER II CORPORATION
CITY DISPOSAL, INC.                                             SANIFILL POWER CORPORATION
CLARKSTON DISPOSAL, INC.                                        SANIFILL OF ARIZONA, INC.
CONTROL DESPERDIOS  SOLIDOS, INC.                               SANIFILL OF ARKANSAS, INC.
COPPER STATE RECYCLING,                                         SANIFILL OF CALIFORNIA, INC.
DELAWARE RECYCLABLE PRODUCTS, INC.                              SANIFILL OF COLORADO, INC.
ED WASTE, INC.                                                  SANIFILL OF FLORIDA, INC.
EE EQUIPMENT, INC.                                              SANIFILL OF FLORIDA HAULING, INC.
EL COQUI WASTE DISPOSAL, INC.                                   SANIFILL OF GEORGIA, INC.
EKL RIVER LANDFILL, INC.                                        SANIFILL OF HAWAII, INC.
ENERGY RECLAMATION, INC.                                        SANIFILL OF IOWA, INC.
ENVIRONMENTAL RECYCLING AND DISPOSAL, INC.                      SANIFILL OF MARYLAND, INC.
ENVIRONMENTAL RESTORATION CORP.                                 SANIFILL OF MINNESOTA HAULING, INC.
EQUIPMENT CREDIT CORPORATION                                    SANIFILL OF OHIO, INC.
GARNET OF MARYLAND, INC.                                        SANIFILL OF OKLAHOMA, INC.
GARNET OF VIRGINIA, INC.                                        SANIFILL OF OREGON, INC.
GRAND BLANC LANDFILL, INC.                                      SANIFILL OF PENNSYLVANIA, INC.
HILGER TRANSFER, INC.                                           SANIFILL OF SAN JUAN, INC.
HILLSBORO LANDFILL, INC.                                        SANIFILL OF TENNESSEE, INC.
LIQUID WASTE MANAGEMENT, INC.                                   SANIFILL OF TENNESSEE HAULING, INC.
METROPOLITAN DISPOSAL & RECYCLING CORPORATION                   SANIFILL OF TEXAS, INC.
MOELLER DISPOSAL SERVICES, INC.                                 SANIFILL OF TEXAS HAULING, INC.
MT. HOOD REFUSE REMOVAL, INC.                                   SANIFILL OF VIRGINIA, INC.
NOW DISPOSAL HOLDING CO.                                        SANIFILL OF WASHINGTON, INC.
NOW DISPOSAL OPERATING CO.                                      SANIFILL OF WISCONSIN, INC.
NORTH HENEPIN RECYCLING AND TRANSFER CORPORATION                SF, INC.
PST RECLAMATION, INC.                                           SANIFILL SOUTHERN ACQUISITION CORPORATION
PACIFIC DISPOSAL, INC.                                          SOUTHERN WASTE SERVICES, INC.
PELLEGRENE ENTERPRISES, INC.                                    SOUTHERN SANITATION, INC., A CALIFORNIA CORPORATION
R. M. CASH & SONS, INC.                                         SOUTHERN SANITATION, INC., A KENTUCKY CORPORATION
REDWOOD LANDFILL, INC.                                          SPRUCE RIDGE, INC.
RESIDUALS PROCESSING, INC.                                      TAYLOR LAND RESOURCES, INC.
RIVERBEND LANDFILL CO., INC.                                    V.M. CROW & SONS, INC.
                                                                VINLAND ENTERPRISES, INC.



By:/s/ Michael W. Harlan                                        By: /s/ Michael W. Harlan
   ----------------------                                           ---------------------
   Michael W. Harlan                                                Michael E. Harlan
   Treasurer                                                        Treasurer


                      GO OF WISCONSIN COMPANY, A GENERAL PARTNERSHIP LAND RECLAMATION COMPANY, A GENERAL PARTNERSHIP


                      By: SANIFILL/GENERAL PARTNER II CORPORATION,
                          THEIR GENERAL PARTNER



                            By /s/ Michael W. Harlan
                               ----------------------------
                               Michael W. Harlan
                               Treasurer



                      CAMPBELL WELLS, L.P.., A DELAWARE LIMITED PARTNERSHIP CAMPBELL WELLS NORM, L.P., A DELAWARE LIMITED PARTNERSHIP SANIFILL MANAGEMENT L.P.

                      By: SANIFILL GP HOLDING COMPANY, INC.,THEIR GENERAL
                          PARTNER


                          By:/s/ Michael W. Harlan
                             -----------------------------
                             Michael W. Harlan
                             Treasurer

                        AGENT:

                         TEXAS COMMERCE BANK
                         NATIONAL ASSOCIATION,
                         as U.S. Agent for the U.S. Banks


                         By:/s/ Curtis D. Karges
                            -------------------------
                            Curtis D. Karges
                            Senior Vice President



                        CANADIAN AGENT:

                         CHEMICAL BANK OF CANADA
                         as Canadian Agent for the Canadian Banks


                             /s/ Owen Roberts
                         By:_____________________________________
                                 Owen Roberts
                         Name:___________________________________
                                 Vice President
                         Title:__________________________________

                        Issuing Banks

                            TEXAS COMMERCE BANK
                            NATIONAL ASSOCIATION


                            By:/s/ Curtis D. Karges
                               --------------------
                               Curtis D. Karges
                               Senior Vice President



                            CHEMICAL BANK OF CANADA


                                 /s/ Owen Roberts
                             By:___________________________
                                     Owen Roberts
                             Name:_________________________
                                     Vice President
                             Title:________________________

                                  U. S. Banks:

U.S. Commitment:                  ABN AMRO BANK N.V.
U.S.$27,500,000.00                       HOUSTON AGENCY

                                  BY:    ABN AMRO NORTH AMERICA,
                                         INC., as Agent


                                         By:/s/ Lila Jordan
                                         Name:  Lila Jordan
                                         Title: Vice President & Director


                                         By:/s/ Laurie C. Tuzo
                                         Name:  Laurie C. Tuzo
                                         Title: Vice President & Director


                                  Address:
                                  Three Riverway, Suite 1700
                                  Houston, Texas  77056

                                  Telecopy No.:  (713) 629-7533

                                  DOMESTIC LENDING OFFICE

                                  Three Riverway, Suite 1700
                                  Houston, Texas  77056
                                  Attn:  Belinda Rowell


                                  EURODOLLAR LENDING OFFICE

                                  Three Riverway, Suite 1700
                                  Houston, Texas  77056
                                  Attn:  Belinda Rowell

                                  U. S. Banks:
                                  -----------

U.S. Commitment:                  THE BANK OF NOVA SCOTIA
U.S.$20,000,000.00

                                  By: /s/ F.C.H. Ashby
                                  Name:   F.C.H. Ashby
                                  Title:  Senior Manager Loan Operations

                                  Address:
                                  600 Peachtree Street, N.E.
                                  Suite 2700
                                  Atlanta, Georgia  30308

                                  Telecopy No.:  (404) 888-8998

                                  DOMESTIC LENDING OFFICE

                                  Atlanta Agency
                                  600 Peachtree Street, N. E.
                                  Suite 2700
                                  Atlanta, Georgia  30308
                                  Attn:  F. C. H. Ashby

                                  EURODOLLAR LENDING OFFICE

                                  Atlanta Agency
                                  600 Peachtree Street, N. E.
                                  Suite 2700
                                  Atlanta, Georgia  30308
                                  Attn:  F. C. H. Ashby

                                  U. S. Banks:
                                  -----------

U.S. Commitment:                  BANK ONE, TEXAS, N.A.
U.S.$27,500,000.00

                                  By:/s/ H. Gale Smith
                                  Name:  H. Gale Smith
                                  Title: Vice President

                                  Address:


                                  Telecopy No.:

                                  DOMESTIC LENDING OFFICE


                                  EURODOLLAR LENDING OFFICE

                                  U. S. Banks:

U.S. Commitment:                  CITIBANK, N.A.
U.S.$15,000,000.00

                                  By:/s/ David L. Harris
                                  Name:  David L. Harris
                                  Title: Vice President

                                  Address:
                                  400 Perimeter Center Terrace, NE
                                  Suite 600
                                  Atlanta, Georgia  30346

                                  Telecopy No.:  (770) 668-8137

                                  DOMESTIC LENDING OFFICE

                                  400 Perimeter Center Terrace, NE
                                  Suite 600
                                  Atlanta, Georgia  30346
                                  Attn:  Flavio R. Barbosa

                                  EURODOLLAR LENDING OFFICE

                                  400 Perimeter Center Terrace, NE
                                  Suite 600
                                  Atlanta, Georgia  30346
                                  Attn:  Flavio R. Barbosa

                                  U. S. Banks:
                                  -----------

U.S. Commitment:                  THE FIRST NATIONAL BANK OF BOSTON
U.S.$30,000,000.00


                                  By:/s/ Ennis J. Walton
                                  Name:  Ennis J. Walton
                                  Title: Vice President

                                  Address:
                                  100 Federal Street MC01-08-05
                                  Boston, Massachusetts  02110
                                  Telecopy No.:  (617) 434-2160

                                  DOMESTIC LENDING OFFICE

                                  100 Federal Street MC01-08-05
                                  Boston, Massachusetts  02110

                                  EURODOLLAR LENDING OFFICE

                                  100 Federal Street MC01-08-05
                                  Boston, Massachusetts  02110

                                  U. S. Banks
                                  -----------

U.S. Commitment:                  FLEET BANK, N.A.
U.S.$25,000,000.00


                                  By:/s/ Dilcia Pena Hill
                                  Name:  Dilcia Pena Hill
                                  Title: Vice President

                                  Address:
                                  175 Water Street
                                  New York, New York  10038
                                  Telecopy No.:  (212)  602-2671

                                  DOMESTIC LENDING OFFICE
                                  175 Water Street
                                  New York, New York  10038

                                  EURODOLLAR LENDING OFFICE
                                  175 Water Street
                                  New York, New York  10038

                                  U. S. Banks:

U.S. Commitment:                  NBD BANK
U.S.$30,000,000.00


                                  By:/s/ William J. McCaffrey
                                  Name:  William J. McCaffrey
                                  Title: Vice President

                                  Address:
                                  611 Woodward
                                  Detroit, Michigan  48226
                                  Telecopy No.:  (313) 225-1212

                                  DOMESTIC LENDING OFFICE

                                  611 Woodward
                                  Detroit, Michigan  48226
                                  Attn:  Bill McCaffrey

                                  EURODOLLAR LENDING OFFICE

                                  611 Woodward
                                  Detroit, Michigan  48226
                                  Attn:  Bill McCaffrey

                                  U. S. Banks:
                                  -----------

U.S. Commitment:                  TEXAS COMMERCE BANK
U.S.$30,000,000.00                       NATIONAL ASSOCIATION



                                  By:/s/ Curtis D. Karges
                                     ---------------------
                                     Curtis D. Karges
                                     Senior Vice President

                                  Address:
                                  712 Main Street
                                  Houston, Texas 77002

                                  Telecopy No.:  (713) 216-6004

                                  DOMESTIC LENDING OFFICE

                                  712 Main Street
                                  Houston, Texas 77002

                                  EURODOLLAR LENDING OFFICE

                                  712 Main Street
                                  Houston, Texas 77002

                                  U. S. Banks:

U.S. Commitment:                  WELLS FARGO BANK (TEXAS), N.A.
U.S.$25,000,000.00



                                  By:/s/ David M. Anderson
                                  Name:  David M. Anderson
                                  Title: Vice President

                                  Address:
                                  1000 Louisiana, 3rd Floor
                                  Houston, Texas 77002

                                  Telecopy No.:  (713) 250-7029

                                  DOMESTIC LENDING OFFICE

                                  1000 Louisiana, 3rd Floor
                                  Houston, Texas 77002

                                  EURODOLLAR LENDING OFFICE

                                  1000 Louisiana, 3rd Floor
                                  Houston, Texas 77002

                                  U. S. Banks:

U.S. Commitment:                  BANK OF AMERICA ILLINOIS
U.S.$20,000,000.00



                                  By:/s/ Paul R. Frey
                                  Name:  Paul R. Frey
                                  Title: Senior Vice President

                                  Address:
                                  231 South LaSalle Street
                                  Chicago, Illinois 60697

                                  Telecopy No.:  (312) 828-1974

                                  DOMESTIC LENDING OFFICE

                                  231 South LaSalle Street
                                  Chicago, Illinois 60697

                                  EURODOLLAR LENDING OFFICE

                                  231 South LaSalle Street
                                  Chicago, Illinois 60697

                                  U. S. Banks:

U.S. Commitment:                  BANQUE PARIBAS
U.S.$10,000,000.00



                                  By:/s/ Scott Clingan
                                  Name:  Scott Clingan
                                  Title: Vice President


                                  By:/s/ Timothy A. Donnon
                                  Name:  Timothy A. Donnon
                                  Title: Regional General Manager

                                  Address:
                                  1200 Smith Street, Suite 3100
                                  Houston, Texas 77002

                                  Telecopy No.:  (713) 659-5234

                                  DOMESTIC LENDING OFFICE

                                  1200 Smith Street, Suite 3100
                                  Houston, Texas 77002

                                  EURODOLLAR LENDING OFFICE

                                  1200 Smith Street, Suite 3100
                                  Houston, Texas 77002

                                  U. S. Banks:

U.S. Commitment:                  CIBC, INC.
U.S.$10,000,000.00



                                  By:/s/ M.A.G. Corkum
                                  Name:  M.A.G. Corkum
                                  Title: Director

                                  Address:
                                  Two Paces West
                                  2727 Paces Ferry Road, Suite 1200
                                  Atlanta, Georgia 30339

                                  Telecopy No.:

                                  DOMESTIC LENDING OFFICE

                                  Two Paces West
                                  2727 Paces Ferry Road, Suite 1200
                                  Atlanta, Georgia 30339

                                  EURODOLLAR LENDING OFFICE

                                  Two Paces West
                                  2727 Paces Ferry Road, Suite 1200
                                  Atlanta, Georgia 30339

                                  U. S. Banks:

U.S. Commitment:                  HIBERNIA NATIONAL BANK
U.S.$10,000,000.00



                                  By:/s/ Colleen Lacy
                                  Name:  Colleen Lacy
                                  Title: Vice President

                                  Address:
                                  313 Carondelet Street
                                  New Orleans, Louisiana 70130

                                  Telecopy No.:  (504) 533-5344

                                  DOMESTIC LENDING OFFICE

                                  313 Carondelet Street
                                  New Orleans, Louisiana 70130

                                  EURODOLLAR LENDING OFFICE

                                  313 Carondelet Street
                                  New Orleans, Louisiana 70130

                                  U. S. Banks:

U.S. Commitment:                  UNION BANK OF CALIFORNIA
U.S.$10,000,000.00



                                  By:/s/ Julie B. Bloomfield
                                  Name:  Julie B. Bloomfield
                                  Title: Vice President

                                  Address:
                                  445 South Figueroa, 15th Floor
                                  Los Angeles, California 90017

                                  Telecopy No.:  (213) 236-4096

                                  DOMESTIC LENDING OFFICE

                                  445 South Figueroa, 15th Floor
                                  Los Angeles, California 90017


                                  EURODOLLAR LENDING OFFICE

                                  445 South Figueroa, 15th Floor
                                  Los Angeles, California 90017

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

                                  U. S. Banks:

U.S. Commitment:                  COMERICA BANK
U.S.$10,000,000.00



                                  By:/s/ Michael Turner
                                  Name:  Michael Turner
                                  Title: Senior Vice President

                                  Address:
                                  One Shell Plaza, 4th Floor
                                  910 Louisiana
                                  Houston, Texas 77002

                                  Telecopy No.:  (713) 722-6550

                                  DOMESTIC LENDING OFFICE

                                  One Shell Plaza, 4th Floor
                                  910 Louisiana
                                  Houston, Texas 77002

                                  EURODOLLAR LENDING OFFICE

                                  One Shell Plaza, 4th Floor
                                  910 Louisiana
                                  Houston, Texas 77002

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

                                  U. S. Banks:


U.S. Commitment:                  DEUTSCHE BANK AG,
U.S.$10,000,000.00                     NEW YORK BRANCH AND/OR
                                  CAYMAN ISLANDS BRANCH



                                  By:/s/ Jean Hannigan
                                  Name:  Jean Hannigan
                                  Title: Vice President


                                  By:/s/ James Fox
                                  Name:  James Fox
                                  Title: Assistant Vice President

                                  Address:
                                  31 West 52nd Street, 24th Floor
                                  New York, New York 10019

                                  Telecopy No.:  (212) 469-8212

                                  DOMESTIC LENDING OFFICE

                                  31 West 52nd Street, 24th Floor
                                  New York, New York 10019

                                  EURODOLLAR LENDING OFFICE

                                  31 West 52nd Street, 24th Floor
                                  New York, New York 10019

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

                                  U. S. Banks:


U.S. Commitment:                  THE FUJI BANK, LIMITED
U.S.$10,000,000.00



                                  By:/s/ David Kelley
                                  Name:  David Kelley
                                  Title: Sr. Vice President

                                  Address:
                                  1221 McKinney Street, Suite 4100
                                  Houston, Texas 77010

                                  Telecopy No.:  (713) 759-0048

                                  DOMESTIC LENDING OFFICE

                                  1221 McKinney Street, Suite 4100
                                  Houston, Texas 77010

                                  EURODOLLAR LENDING OFFICE

                                  1221 McKinney Street, Suite 4100
                                  Houston, Texas 77010

                                  Canadian Banks


Canadian Commitment:              CHEMICAL BANK OF CANADA
$10,000,000.00

                                  By:/s/ Owen Roberts
                                  Name:  Owen Roberts
                                  Title: Vice President

                                  Address:
                                  100 Yonge Street, Suite 900
                                  Toronto, Ontario
                                  Canada M5C 2WI

                                  Telecopy No. (416) 594-2259

                                  DOMESTIC LENDING OFFICE

                                  100 Yonge Street, Suite 900
                                  Toronto, Ontario
                                  Canada M5C 2WI

                                  EURODOLLAR LENDING OFFICE

                                  100 Yonge Street, Suite 900
                                  Toronto, Ontario
                                  Canada M5C 2WI

                                  Canadian Banks:
                                  --------------

Canadian Commitment:              THE BANK OF NOVA SCOTIA
$10,000,000.00

                                  By:/s/ R.P. Hodgson
                                  Name:  R.P. Hodgson
                                  Title: Relationship Manager

                                  Address:

                                  Corporate Banking Toronto
                                  16th Floor, 44 King Street West
                                  Toronto, Ontario M5H 1H1 Canada

                                  Telecopy No.: (416) 866-2009

                                  DOMESTIC LENDING OFFICE

                                  Corporate Banking Toronto
                                  16th Floor, 44 King Street West
                                  Toronto, Ontario M5H 1H1 Canada

                                  EURODOLLAR LENDING OFFICE

                                  Corporate Banking Toronto
                                  16th Floor, 44 King Street West
                                  Toronto, Ontario M5H 1H1 Canada


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

                                  Canadian Banks:


Canadian Commitment:              CANADIAN IMPERIAL BANK OF COMMERCE
$10,000,000.00

                                  By:/s/ R.M. Callander
                                  Name:  R.M. Callander
                                  Title: Director

                                  Address:
                                  Commerce Court West
                                  Cross Border Group
                                  7th Floor
                                  Toronto, Ontario
                                  Canada M5L 1A2

                                  Telecopy No.: (416) 980-8384

                                  DOMESTIC LENDING OFFICE

                                  Commerce Court West
                                  Cross Border Group
                                  7th Floor
                                  Toronto, Ontario
                                  Canada M5L 1A2

                                  EURODOLLAR LENDING OFFICE

                                  Commerce Court West
                                  Cross Border Group
                                  7th Floor
                                  Toronto, Ontario
                                  Canada M5L 1A2

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